AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2009

                                            REGISTRATION STATEMENT NO. 333-35587

                                                                       811-08011

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM N-6

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 17

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 14 TO

                       UNITED OF OMAHA SEPARATE ACCOUNT B
                           (Exact name of Registrant)


                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                  Mutual of Omaha Plaza, Omaha, Nebraska 68175
              (Address of Depositor's Principal Executive Offices)

                                 (402) 351-5225
                Depositor's Telephone Number, including area code

                            Michael E. Huss, Esquire
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                              Omaha, Nebraska 68175
                      Internet: mike.huss@mutualofomaha.com
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]   immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]   on May 1, 2009 pursuant to paragraph (b) of Rule 485.

[ ]   ___ days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]   on May 1, 2009 pursuant to paragraph (a)(1) of Rule 485.

                    If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             ----------------------

UNITED OF OMAHA LIFE INSURANCE COMPANY
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ULTRA VARIABLE LIFE                                       [LOGO MUTUAL OF OMAHA]
Flexible Premium Variable Universal Life Insurance

--------------------------------------------------------------------------------
                          VARIABLE PRODUCT PROSPECTUS


6966 (5-08)                                                          32-69663-00

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                                                        PROSPECTUS:  May 1, 2009

[LOGO MUTUAL OF OMAHA] | UNITED of OMAHA                     ULTRA VARIABLE LIFE
                                                     Individual Flexible Premium
                                                         Variable Life Insurance
--------------------------------------------------------------------------------

      This Prospectus describes ULTRA VARIABLE LIFE, a flexible premium variable life insurance policy offered by UNITED OF OMAHA LIFE INSURANCE COMPANY. The minimum specified amount of insurance coverage is $100,000.


      The Policy includes 29 variable investment options (where you have the investment risk) with investment portfolios from:


      o     THE ALGER AMERICAN FUND

      o     FEDERATED INSURANCE SERIES

      o FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS

      o     MFS(R) VARIABLE INSURANCE TRUST

      o     PIONEER VARIABLE CONTRACTS TRUST

      o     DWS INVESTMENTS VIT FUNDS

      o     DWS VARIABLE SERIES I


      o T. ROWE PRICE(R) EQUITY SERIES, INC., FIXED INCOME SERIES, INC. AND INTERNATIONAL SERIES, INC.


      o     VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS, INC.

      and two fixed rate options (where we have the investment risk).

      The variable investment options are not direct investments in mutual fund shares, but are offered through Subaccounts of United of Omaha Separate Account
B. THE VALUE OF YOUR POLICY WILL GO UP OR DOWN BASED ON THE INVESTMENT PERFORMANCE OF THE VARIABLE INVESTMENT OPTIONS THAT YOU CHOOSE. THERE IS NO MINIMUM GUARANTEED CASH SURRENDER VALUE FOR ANY AMOUNTS YOU ALLOCATE TO THE VARIABLE INVESTMENT OPTIONS. THE AMOUNT OF THE DEATH BENEFIT CAN ALSO VARY AS A RESULT OF INVESTMENT PERFORMANCE.

Please Read This Prospectus        The Securities and Exchange Commission
Carefully. It provides             ("SEC") maintains an internet web site
information you should consider    (http://www.sec.gov) that contains more
before investing in a Policy.      information about us and the Policy. You may
Keep this Prospectus and the       also review and copy our SEC registration of
prospectuses for the investment    the Policy at the SEC's Public Reference Room
portfolios for future reference.   in Washington, D.C. (call the SEC at
                                   1-800-SEC-0330 for details and public hours).

             The SEC does not pass upon the accuracy or adequacy of
            this Prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

            REMEMBER THAT THE POLICY AND THE INVESTMENT PORTFOLIOS:

            o     ARE SUBJECT TO RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL

            o     ARE NOT BANK DEPOSITS

            o     ARE NOT GOVERNMENT INSURED

            o     ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY

            o     MAY NOT ACHIEVE THEIR GOALS

--------------------------------------------------------------------------------
        UNITED OF OMAHA LIFE INSURANCE COMPANY, VARIABLE PRODUCT SERVICES MAILING ADDRESS: P.O. BOX 750497, TOPEKA, KANSAS 66675-0497 1-800-238-9354
--------------------------------------------------------------------------------

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CONTENTS

                                                                           Pages
--------------------------------------------------------------------------------
POLICY BENEFITS/RISKS SUMMARY                                               3-6
     Policy Benefits
     Policy Risks
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FEE TABLES                                                                  7-10
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HOW THE POLICY OPERATES                                                    11-13
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COMPARISON TO OTHER POLICIES AND INVESTMENTS                                14
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ABOUT US                                                                    15
--------------------------------------------------------------------------------
INVESTMENT OPTIONS                                                         16-26
   Variable Investment Options
   Fixed Rate Options
   Transfers
   Market-Timing Restrictions
   Dollar Cost Averaging
   Systematic Transfer Enrollment Program
   Asset Allocation Program
   Rebalancing Program
--------------------------------------------------------------------------------
IMPORTANT POLICY PROVISIONS                                                27-31
   Policy Application and Premium Payments
   Accumulation Value
   Lapse and Grace Period
   Continuation of Insurance
   Maturity Date
   Paid-Up Life Insurance
   Reinstatement
   Coverage Beyond Maturity
   Delay of Payments
--------------------------------------------------------------------------------
EXPENSES                                                                   32-35
   Deductions from Premium
   Monthly Deduction
   Transfer Charge
   Surrender Charge
   Series Fund Charges; Investment Advisory Fees
--------------------------------------------------------------------------------
POLICY DISTRIBUTIONS                                                       36-38
   Policy Loans
   Surrender
   Partial Withdrawals
   Death Benefit
   Payment of Proceeds
--------------------------------------------------------------------------------
FEDERAL TAX MATTERS                                                        39-42
   Life Insurance Qualification
   Tax Treatment of Loans and Other Distributions
   Other Policy Owner Tax Matters
--------------------------------------------------------------------------------
MISCELLANEOUS                                                              43-44
   Telephone Transactions
   Distribution of the Policies
   Legal Proceedings
   Financial Statements
   USA Patriot Act Notice
   Privacy Notice
--------------------------------------------------------------------------------
DEFINITIONS                                                                 45
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION                                         46
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POLICY BENEFITS/RISKS SUMMARY

      The ULTRA VARIABLE LIFE Policy described in this Prospectus is a variable life insurance policy. The Policy is built around its Accumulation Value. The Accumulation Value will increase or decrease depending on the investment performance of the variable investment options, the amount of interest we credit to the fixed rate options, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans). THERE IS NO MINIMUM GUARANTEED CASH SURRENDER VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

      This summary describes the Policy's important benefits and risks. The sections in this Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THIS PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

      The Policy is not available in all states. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire Prospectus and the underlying investment portfolios' prospectuses carefully before investing.

o     POLICY BENEFITS

DEATH BENEFITS

      We will pay a death benefit after we receive necessary documentation of the insured's death, and we have sufficient information about the Beneficiary to make the payment. The amount paid is the death benefit described below, plus any amounts provided by rider, less any outstanding loans, unpaid loan interest and any unpaid Monthly Deductions.

      You have a choice of one of two death benefit options. (Option 1 is in effect unless you elect option 2.)

Death Benefit Option 1:

The death benefit is the greater of:

(a)   the specified amount of insurance coverage on the date of death; or

(b) the Policy's Accumulation Value on the date of death plus the corridor amount.

The death benefit amount can be level at the specified amount of insurance coverage.

Death Benefit Option 2:

The death benefit is the Policy's Accumulation Value on the date of death plus the greater of:

(a)   the specified amount of insurance coverage on the date of death; or

(b)   the corridor amount.

The death benefit amount will always vary as the Accumulation Value goes up or down each day.

Subject to certain restrictions and limitations, you can usually change the death benefit option and the specified amount of insurance coverage. Changing the death benefit option or specified amount of insurance coverage may have tax consequences.

No-Lapse Period:

If you meet the minimum monthly premium or the lifetime premium and certain other requirements and limitations, the Policy will not lapse during a No-Lapse Period, even if the Cash Surrender Value is insufficient to pay the Monthly Deduction.

The No-Lapse period will vary from state to state and the lifetime No-Lapse period is not available in all states.

Additional Insured Rider:

For an additional charge, this rider provides term insurance for the primary insured.

Accidental Death Benefit Rider:

For an additional charge, this rider provides additional coverage of the insured in the event of an accidental death.

Accelerated Death Benefit Rider:

This rider provides a full payout of the lesser of 94% of the Policy's death benefit (88% in Washington and 96% in New Jersey), or $500,000 for the primary insured with evidence of a 12-month life expectancy or less (24 months in Washington and 6 months in New Jersey). This rider automatically attaches to all Policies with face amounts between $50,000 and $500,000. If the rider option is exercised, then all other riders and the base Policy will terminate. For the tax consequences associated with adding or exercising the accelerated death benefit rider see "Federal Tax Matters".

CASH BENEFITS

      The primary purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or surrender the Policy for its Cash Surrender Value. The Cash Surrender Value (the Accumulation Value less any Policy loans, unpaid interest, and any applicable surrender charges) may be substantially less than the premiums paid.

      Subject to certain restrictions and limitations, the Accumulation Value of a Policy may be transferred among the Subaccounts and the fixed account. Transfers of Accumulation Value may be made pursuant to specific instruction we receive from you or as part of one of the dollar cost averaging, STEP, asset allocation or rebalancing programs described in this Prospectus.

Policy Loan:

After the first Policy Year (at any time in Indiana), you may borrow up to 100% of the Cash Surrender Value, less loan interest to the end of the Policy Year, and less a Monthly Deduction that is sufficient to continue the Policy in force for at least one month. Depending on the circumstances, receipt of a Policy loan may have federal income tax consequences. See "Federal Tax Matters."

Surrender:

While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a surrender, all your rights in the Policy end. The surrender of a Policy may have federal income tax consequences. See "Federal Tax Matters."

Partial Withdrawal:

After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any applicable surrender charge will be deducted from the Accumulation Value on the date we receive your request. A partial withdrawal will affect the death benefit. A partial withdrawal may have federal income tax consequences. See "Federal Tax Matters."

Transfers:

The Policy is designed for long-term investment, not for active trading or "market timing." Nevertheless, subject to certain restrictions, you (or a third party, if your written authorization is received) may transfer all or part of your Accumulation Value from one Subaccount to another, from the Subaccounts to the fixed account, or from the fixed account to any Subaccount.

Dollar Cost Averaging:

Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). Certain minimums and other restrictions apply.

STEP Program:

The STEP Program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium from a fixed interest rate account into variable investment options within 12 months.

Asset Allocation Program:

The asset allocation program allows you to allocate premiums and Accumulation Value among designated Subaccounts and the fixed account.

Rebalancing Program:

The rebalancing program allows you to have part or all of your Accumulation Value automatically re-balanced among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual or annual basis.

TAX BENEFITS

      We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of the Beneficiary. Similarly, you should not be in constructive receipt of the Cash Surrender Value, and therefore should not be taxed on increases in the Accumulation Value until you take out a loan or a withdrawal, surrender the Policy, or we pay the maturity benefit. In addition, transfers of Accumulation Value are not taxable transactions.

RIGHT TO EXAMINE PERIOD

      Most states grant you a short time period to review your Policy and cancel it for a return of premium paid. The terms of this "right to examine" period vary by state, and are stated on the cover of your Policy.

SUPPLEMENTAL RIDER BENEFITS

      Your Policy may have one or more supplemental benefits, which are attached to the Policy by rider. Each is subject to its own requirements as to eligibility and for most riders there is an additional charge. In addition to the riders previously described, other benefits currently available under the Policy are: a disability rider, paid-up life insurance rider, and waiver of surrender charge rider.

ILLUSTRATIONS

      Upon request, we will provide illustrations based upon the proposed insured's actual age, sex, risk and rate class, the specified amount of insurance coverage, the proposed amount and frequency of premium payments and any available riders requested. These illustrations may assist you in comparing the Policy's death benefits, Cash Surrender Values and Accumulation Values with those of other variable life insurance policies. The illustrations may demonstrate that the Cash Surrender Value may be zero or very low (compared to premium paid), especially in the early Policy Years. Remember that the illustrations are only hypothetical and do not guarantee future values or benefits.

o     POLICY RISKS

INVESTMENT RISK

      If you allocate your Accumulation Value to one or more Subaccounts (i.e. variable investment options) then you will be subject to the risk that investment performance will be unfavorable and that the Accumulation Value will decrease. In addition, we deduct fees and charges from your Accumulation Value. There is no minimum guaranteed Accumulation Value. The Accumulation Value may decrease if the investment performance of the Subaccounts (to which Accumulation Value is allocated) is not sufficiently positive to cover the charges deducted under the Policy. During times of poor investment performance, these deductions will have an even greater impact on your Accumulation Value. You could lose everything you invest. If you allocate net premiums to one of the fixed rate options, then we credit your Accumulation Value (in the fixed rate options) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the applicable guaranteed minimum annual effective rate.

RISK OF LAPSE

      Your Policy can lapse without value, even if all planned premiums have been paid in full and on schedule, if the Accumulation Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment. If a Policy loan is outstanding, lapse will occur if the Cash Surrender Value is not enough to cover the Monthly Deduction and any outstanding loan interest (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment. Additional premium payments will be necessary during the grace period to keep the Policy in force if this occurs. A lapse could result in adverse tax consequences.

TAX RISKS

      We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly with respect to Policies issued on a substandard basis. Also, there may be some uncertainty regarding the tax treatment of preferred loans. Please consult a tax adviser about these consequences.

      Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract for federal tax purposes. If a Policy is treated as a modified endowment contract, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Federal Tax Matters." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

SURRENDER, PARTIAL WITHDRAWAL AND DECREASE IN SPECIFIED AMOUNT OF INSURANCE COVERAGE

      If you surrender the Policy or make a partial withdrawal, we may deduct a surrender charge from the amount of the surrender or partial withdrawal. The surrender charge varies by issue age, sex (except Montana), risk and rate class, and length of time your Policy has been in force and the specified amount of insurance coverage. Generally, the surrender charge will be greatest in the early Policy Years. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy, especially in the first few Policy Years. If you decrease the Policy's current specified amount of insurance coverage, we may deduct a surrender charge. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulation Value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

A surrender or partial withdrawal may have tax consequences.

LOAN RISKS

      A Policy loan will affect your Policy in several ways over time, whether or not it is repaid, because the investment results of the variable Subaccounts and fixed rate options may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account.

      o Your Accumulation Value, in comparison to a Policy under which no loan has been made, will be less if the Loan Account net interest rate is less than the investment return of the applicable variable Subaccounts or applicable rate of the fixed rate options (and greater if the Loan Account net interest rate is higher than the investment return of the applicable variable Subaccounts or fixed rate options).

      o A Policy loan increases the risk that the Policy will terminate, since a loan decreases the Cash Surrender Value.

      o If the death benefit becomes payable while a Policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

If you surrender the Policy or your Policy terminates because the Monthly Deduction and loan interest due is greater than the Cash Surrender Value on any Monthly Deduction date (and a grace period expires without a sufficient premium payment), the amount of the loan, to the extent it has not been previously taxed, may be taxable to you.

INVESTMENT PORTFOLIO RISKS

      A comprehensive discussion of the risks of each investment portfolio may be found in each investment portfolio's prospectus. Please refer to the investment portfolios' prospectuses for more information.

  THERE IS NO ASSURANCE THAT ANY INVESTMENT PORTFOLIO WILL ACHIEVE ITS STATED
                                INVESTMENT GOAL.

--------------------------------------------------------------------------------
FEE TABLES

      The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, make partial withdrawals from the Policy, and transfer Accumulation Value among the Subaccounts and the fixed account. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

-----------------------------------------------------------------------------------------------------------------------------
                                                      TRANSACTION FEES
-----------------------------------------------------------------------------------------------------------------------------
                                         WHEN CHARGE                 AMOUNT DEDUCTED -               AMOUNT DEDUCTED -
          CHARGE                         IS DEDUCTED            MAXIMUM GUARANTEED CHARGE             CURRENT CHARGE
-----------------------------------------------------------------------------------------------------------------------------
DEDUCTIONS FROM PREMIUMS:
-----------------------------------------------------------------------------------------------------------------------------
   Tax Charge                      Upon receipt of each       3.75% of each premium payment   3.75% of each premium payment
                                      premium payment
-----------------------------------------------------------------------------------------------------------------------------
   Premium Processing Charge       Upon receipt of each         $2.00 per premium payment       $2.00 per premium payment
                                      premium payment
-----------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE:(1)
-----------------------------------------------------------------------------------------------------------------------------
   Minimum and Maximum Charge   At the time of surrender,    $0-$53 per $1,000 of specified   $0-$53 per $1,000 of specified
                                partial withdrawal, lapse,    amount of insurance coverage     amount of insurance coverage
                                 or decrease in specified
                                    amount of insurance
                                         coverage
----------------------------------------------------------------------------------------------------------------------------
   31 year old male, standard,  At the time of surrender,     $10 per $1,000 of specified      $10 per $1,000 of specified
   preferred non-smoker,        partial withdrawal, lapse,    amount of insurance coverage     amount of insurance coverage
   $260,000 face in the first    or decrease in specified
   Policy Year                     amount of insurance
                                         coverage
-----------------------------------------------------------------------------------------------------------------------------
TRANSFER CHARGE:
-----------------------------------------------------------------------------------------------------------------------------
                                      Upon the first                    No Charge                       No Charge
                                     12 transfers in
                                      a Policy Year
-----------------------------------------------------------------------------------------------------------------------------
                                Upon each transfer over 12          $10 per transfer                 $10 per transfer
                                     in a Policy Year
-----------------------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD(2)          On Policy anniversary or    2.00% (annually) up to the 10th      2.00% (annually) up to
                                earlier, as applicable(3)   Policy Year, and zero thereafter       the 10th Policy Year
                                                                                                   and zero thereafter
-----------------------------------------------------------------------------------------------------------------------------

-----------
(1) The surrender charge varies by issue age, sex (except Montana), risk and rate class, length of time the Policy has been in force, and amount of insurance coverage. You may obtain more detailed information concerning the surrender charge by contacting our Variable Product Service Office at 1-800-238-9354. Surrender charges may be waived in certain circumstances. See "Surrender Charge Waivers."

(2) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (which is 6.00% annually) and the amount of interest we credit to the amount in your Loan Account (which is 4.00% annually up to the 10th Policy Year and 6.00% thereafter).

(3) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination, or the insured's death.

      The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Series Funds' fees and expenses. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

-----------------------------------------------------------------------------------------------------------------------------
                                 PERIODIC CHARGES OTHER THAN SERIES FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
                                         WHEN CHARGE                 AMOUNT DEDUCTED -               AMOUNT DEDUCTED -
          CHARGE                         IS DEDUCTED            MAXIMUM GUARANTEED CHARGE             CURRENT CHARGE
-----------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE:(4)
-----------------------------------------------------------------------------------------------------------------------------
   Minimum and Maximum Charge    On each Monthly Deduction            $0.06-$83.33                     $0.06-$83.33
                                           Date

                                 (per $1,000 of net amount
                                    at risk per month)
-----------------------------------------------------------------------------------------------------------------------------
   31 year old male, standard,   On each Monthly Deduction                $0.12                           $0.12
   preferred non-smoker,                   Date
   $260,000 face in the first
   Policy Year                   (per $1,000 of net amount
                                    at risk per month)
-----------------------------------------------------------------------------------------------------------------------------
RISK CHARGE                      On each Monthly Deduction  Annual rate of:                   Annual rate of:
                                           Date
                                                            o     0.70% of the Value during   o     0.70% of the Accumulation
                                                                  first 10 Policy Years             Value during first 10
                                                                                                    Policy Years

                                                            o     0.55% of the Accumulation   o     0.55% of the Accumulation
                                                                  Value for Policy Years            Value up to, and 0.15% of
                                                                  after 10(5)                       the Accumulation Value in
                                                                                                    excess of, $25,000 for
                                                                                                    Policy Years after 10(5)
-----------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE            On each Monthly Deduction                $7.00                           $7.00
                                           Date
-----------------------------------------------------------------------------------------------------------------------------

-----------
(4) Cost of insurance charges vary based on the issue age, sex (except Montana), risk and rate class of the insured, the current specified amount of insurance coverage, and for length of time the Policy has been in force. The charge generally increases as the insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page will indicate the guaranteed cost of insurance charge applicable to your Policy, and you may obtain more detailed information concerning your cost of insurance charges by contacting our Variable Product Service Office at 1-800-238-9354. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the insured's age, sex, and risk and rate class, the current specified amount of insurance coverage, planned premiums, and riders requested.

(5) For Policy Years after 10, the risk charge is equivalent to an annual charge of 0.55% of the Accumulation Value up to $25,000, and is 0.15% of the Accumulation Value in excess of $25,000; the latter can increase but the risk charge after Policy Year 10 will never exceed 0.55% of the Accumulation Value.

                                 PERIODIC CHARGES OTHER THAN SERIES FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------
                                         WHEN CHARGE                 AMOUNT DEDUCTED -               AMOUNT DEDUCTED -
          CHARGE                         IS DEDUCTED            MAXIMUM GUARANTEED CHARGE             CURRENT CHARGE
----------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:(6)
----------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INSURED RIDER
----------------------------------------------------------------------------------------------------------------------------
   Minimum and Maximum Charge   On each Monthly Deduction             $0.06-$83.33                     $0.03-$83.33
                                Date (per $1,000 of rider
                                benefit amount per month)
----------------------------------------------------------------------------------------------------------------------------
   31 year old male, standard,  On each Monthly Deduction                $0.09                           $0.06
   preferred non-smoker,        Date (per $1,000 of rider
   $260,000 face in the first   benefit amount per month)
   Policy Year
----------------------------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT
   RIDER
----------------------------------------------------------------------------------------------------------------------------
   Minimum and Maximum Charge   On each Monthly Deduction             $0.08-$0.18                     $0.08-$0.18
                                Date (per $1,000 of rider
                                coverage amount per month)
----------------------------------------------------------------------------------------------------------------------------
   31 year old male, standard,  On each Monthly Deduction                $0.08                           $0.08
   preferred non-smoker,        Date (per $1,000 of rider
   $260,000 face in the first   coverage amount per month)
   Policy Year
----------------------------------------------------------------------------------------------------------------------------
DISABILITY RIDER
----------------------------------------------------------------------------------------------------------------------------
   Minimum and Maximum Charge   On each Monthly Deduction             $0.07-$0.46                     $0.07-$0.46
                                Date (per $1.00 of rider
                                   monthly deduction)
----------------------------------------------------------------------------------------------------------------------------
   31 year old male, standard,  On each Monthly Deduction                $0.07                           $0.07
   preferred non-smoker,        Date (per $1.00 of rider
   $260,000 face in the first      monthly deduction)
   Policy Year
----------------------------------------------------------------------------------------------------------------------------
PAID-UP LIFE INSURANCE RIDER        Date rider benefit        3.0% of Accumulation Value        3.0% of Accumulation Value
                                       is exercised
----------------------------------------------------------------------------------------------------------------------------
WAIVER OF SURRENDER CHARGE                  N/A                         No Charge                       No Charge
RIDER
----------------------------------------------------------------------------------------------------------------------------
ACCELERATED DEATH                  Date benefit is paid      6.0% of the death benefit(7)        6.0% of death benefit(7)
BENEFIT RIDER
----------------------------------------------------------------------------------------------------------------------------

-----------
(6) Charges for most of the riders vary based on the insured's issue or actual age, sex, and risk and rate class, and may vary based on Policy Year and specified amount of insurance coverage or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's data page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Variable Product Services Office.

(7) The charge is 12% of the death benefit in New Jersey and 4% of the death benefit in Washington.

      The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the investment portfolios (before fee waivers or expense reimbursements) during the fiscal year ended December 31, 2008. Expenses of the investment portfolios may be higher or lower in the future. More detail concerning each investment portfolio's fees and expenses is contained in the prospectus for each investment portfolio.


ANNUAL INVESTMENT PORTFOLIO OPERATING EXPENSES:(8)


--------------------------------------------------------------------------------
                                                               MINIMUM   MAXIMUM
--------------------------------------------------------------------------------
ANNUAL  INVESTMENT  PORTFOLIO  OPERATING  EXPENSES (expenses    0.10%     1.62%
that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other
expenses)
--------------------------------------------------------------------------------



----------
(8) The fee and expense data regarding each Series Fund, which is based upon fees and expenses for 2008, was provided to United of Omaha by the Series Fund. The Series Funds are not affiliated with United of Omaha. We have not independently verified these figures.

--------------------------------------------------------------------------------
HOW THE POLICY OPERATES

The following chart shows how the Policy operates and includes a summary of expenses. For more information, refer to specific sections of this Prospectus.

--------------------------------------------------------------------------------
                              POLICY FLOW CHART
--------------------------------------------------------------------------------
                                   PREMIUM

o The minimum initial premium required is based on the initial specified amount of insurance coverage (minimum amount of $100,000).

o Additional premium payments may be made pursuant to a planned premium schedule. Payments in addition to planned premiums may be made, within limits.

o Additional premiums may be required to prevent the Policy from lapsing. Payment of the planned premiums may not be enough to keep the Policy from lapsing, even during the No-Lapse Period.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     DEDUCTIONS BEFORE ALLOCATING PREMIUM

Premium Charges per premium payment:

o 3.75% of each premium for state and federal tax expenses (which may be more or less than the actual amount of federal and state tax expense that we are required to pay for a particular Policy or premium).

o     $2 from each premium for premium processing expenses.

The remaining amount is your net premium.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              INVESTMENT OF PREMIUM

o You direct the allocation of all net premiums among the 29 Subaccounts of the Variable Account, the fixed account and the systematic transfer account. Each Subaccount invests in a corresponding investment portfolio of one of the Series Funds.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          CHARGES DEDUCTED FROM ASSETS

o We take a Monthly Deduction out of your Accumulation Value (the annual rates set forth below are calculated as a percentage of Accumulation Value) composed of:

      - 0.70% for mortality and expense risks during Policy Years 1 - 10; 0.55% after Policy Year 10 for the Accumulation Value of $25,000 or less; currently, 0.15% after Policy Year 10 for the Accumulation Value in excess of $25,000. The mortality and risk charge after Policy Year 10 can increase but will never exceed the guaranteed maximum charge of 0.55%.

      -     $7 administrative charge.

      -     A cost of insurance charge (based on the Net Amount at Risk).

      -     Rider charges (if any).

o $10 fee for transfers among the Subaccounts and the fixed account (first 12 transfers per Policy Year are free) deducted from the amount of the transfer on the date of the transfer.

o Investment advisory fees and operating expenses are deducted from the assets of each investment portfolio.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               ACCUMULATION VALUE

o Your Accumulation Value is equal to your net premiums adjusted up or down each Business Day to reflect the Subaccounts' investment experience, earnings on amounts you have invested in the fixed account and the systematic transfer account, charges deducted, and other Policy transactions (such as loans and partial withdrawals).

o Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value for the Subaccounts. The Policy may lapse, even if there is no Policy loan.

o Accumulation Value can be transferred among the Subaccounts. Policy loans reduce the amount available for allocations and transfers.

o Dollar cost averaging, asset allocation and rebalancing programs are available.

o Accumulation Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the death benefit.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      ACCUMULATION VALUE BENEFITS                                               DEATH BENEFIT

o     After the first Policy Year (at any time in Indiana), you can     o     Received income tax free to Beneficiary.
      take loans for amounts up to 100% of Cash Surrender Value (less
      loan interest to the end of the Policy Year and a sufficient      o     Available as lump sum or under a variety of payout
      Monthly Deduction to keep the Policy in force for at least one          options.
      month) at a net annual interest rate charge of 2%.
                                                                        o     Two death benefit options are available:
o     Preferred loans are available beginning in the 10th Policy Year
      and later with a net interest rate charge of 0%. All loans              (1)   greater of (a) current specified amount of
      become preferred loans beginning in the 10th Policy Year.                     insurance coverage; or (b) Accumulation Value on
                                                                                    the date of death plus a corridor amount; or
o     You can surrender the Policy in full at any time for its Cash
      Surrender Value, or withdraw part of the Accumulation Value             (2)   Accumulation Value plus the greater of (a) the
      (after the first Policy Year). A surrender charge based upon                  current specified amount of insurance coverage,
      issue age, sex, risk class, and the amount of time you have had               or (b) a corridor amount.
      your Policy, may apply to any surrender or reduction in the
      specified amount of insurance coverage for the first 12 Policy    o     Flexibility to change death benefit option and
      Years. The highest aggregate surrender charge is $53 for each           specified amount of insurance coverage.
      $1,000 of specified amount of insurance coverage. Taxes and tax
      penalties may also apply.                                         o     Rider benefits are available.

o     If the Policy is a modified endowment contract, then Policy       Death  benefit  proceeds  paid are  reduced  by any
      loans will be treated as withdrawals for tax purposes.            Policy loan balance and unpaid loan interest.

o     Fixed and variable payout options are available.
------------------------------------------------------------------------------------------------------------------------------------

STATE VARIATIONS

      This Prospectus and the Statement of Additional Information provide a general description of the Policy. Certain provisions of your Policy may be different than the general description in this Prospectus because of legal requirements in your state. Many of these differences are noted in this Prospectus. Your actual Policy and any riders are the controlling documents. All riders and options are not available in all states. Contact your registered representative or our Variable Product Services Office for specific information.

FOR POLICIES ISSUED IN THE STATE OF FLORIDA

      This notice is to remind you of rights provided by Florida law, Chapter
627.4555. You may designate a person, in addition to yourself, who would be told when your premium is past due and has not been paid. This secondary addressee will only be sent notification if the insured is age 64 or older and the Policy has been in force for at least one year. Notification of possible lapse in coverage will be sent to you and the person you designate to be the secondary addressee at least 21 days before expiration of the grace period provided in your Policy.

If you would like to take advantage of this feature, please contact Variable Products Services at 1-800-238-9354.

TAX-FREE EXCHANGES (1035 EXCHANGES)

      You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

                 For more detailed information about the Policy,
            please read the rest of this Prospectus and the Policy.

--------------------------------------------------------------------------------
COMPARISON TO OTHER POLICIES AND INVESTMENTS

      The Policy offered by this Prospectus is designed to provide life insurance coverage for the insured. It is not offered primarily as an investment.

Compared to other life insurance policies.

      In many respects, the Policy is similar to fixed-benefit life insurance. Like fixed-benefit life insurance, the Policy offers a death benefit and provides loan privileges and surrender values. The Policy gives you the flexibility to vary the amount and timing of premium payments and, within limits, to change the death benefit payable under the Policy. The Policy is different from fixed-benefit life insurance in that the death benefit may vary as a result of the investment experience of the variable investment options that you select. The Accumulation Value will always vary in accordance with that investment experience.

A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax-deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as family protection through death benefits, guaranteed fees and asset allocation models.

Compared to mutual funds.

      The Policy is designed to provide life insurance protection. Although the underlying investment portfolios operate like mutual funds and have similar investment risks, in many ways the Policy differs from mutual fund investments. The main differences are:

o     The Policy provides a death benefit based on the life of the insured.

o The Policy can lapse with no value, if your Accumulation Value is not enough to pay a Monthly Deduction unless the Policy is in a No-Lapse Period (which requires a minimum level of premium payments).

o Insurance-related charges not associated with direct mutual fund investments are deducted from the value of the Policy.

o We, not you, own the shares of the underlying Series Funds. You have interests in our Subaccounts that invest in the Series Funds that you select.

o Dividends and capital gains distributed by the investment portfolios are automatically reinvested.

o Premiums are held in the Federated Prime Money Fund II portfolio until the end of the "right to examine period" required by state law plus five Business Days. Only then is premium invested in the other variable investment options that you elected.

o Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy.

o You can make transfers from one underlying investment portfolio to another without tax liability.

o Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income, although (a) such earnings are exempt from taxation if received as a death benefit, and (b) taxation is deferred until such earnings are distributed.

o The Policy might be a "modified endowment contract." If it is, then (a) there will be a 10% penalty tax on distributions before age 59 1/2; (b) distributions would be deemed to come from earnings first (taxable), then from your investment; and (c) loans will be treated as distributions.

o Most states grant you a short time period to review your Policy and cancel it for a return of premium paid. The terms of this "right to examine" period vary by state, and are stated on the cover of your Policy.

--------------------------------------------------------------------------------
ABOUT US

      We are United of Omaha Life Insurance Company, a stock life insurance company organized under the laws of the State of Nebraska in 1926. We are a wholly-owned subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provides life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, beginning with its long-running Mutual of Omaha's Wild Kingdom television program, and continued through its Wildlife Heritage Trust. United of Omaha is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in all states (except New York), and the District of Columbia.

      Security Benefit Life Insurance Company, One Security Benefit Place, Topeka, Kansas 66636-0001, administers the Policy on our behalf pursuant to a coinsurance agreement dated as of February 10, 2004 and an administrative services agreement dated April 20, 2004.

      We may from time to time publish (in advertisements, sales literature and reports to Policy Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Rating Services, and Duff & Phelps Credit Rating Company. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Variable Account.

--------------------------------------------------------------------------------
INVESTMENT OPTIONS

      We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options--each chosen for its potential to meet specific investment goals. You may allocate all or a part of your premiums to one or a combination of the variable investment options or the fixed rate options (although allocations to the systematic transfer account are limited to initial premium and rollovers only). Allocations must be in whole percentages and total 100%.

The investment results of each investment portfolio, whose investment goals are summarized below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which investment portfolios or combination of investment portfolios and fixed rate options best suit your long-term investment goals.


     You can choose among 29 variable investment options and two-fixed rate options.


o     VARIABLE INVESTMENT OPTIONS

      With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those investment portfolios will perform worse than you expect.


      The Variable Account, United of Omaha Separate Account B, provides you with 29 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Accumulation Value to a Series Fund's investment portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that investment portfolio, and the Subaccount in turn invests in the investment portfolio. The Accumulation Value of your Policy depends directly on the investment performance of the investment portfolios that you select.


The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment goals and policies of certain investment portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the investment portfolios available under the Policy may be lower or higher than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the investment portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment goals and policies, and a very similar name.

For detailed information about any investment portfolio, including its expenses and performance history, refer to the prospectus for that investment portfolio.

--------------------------------------------------------------------------------------------------------------------
       ASSET                             VARIABLE INVESTMENT OPTIONS
      CATEGORY                    UNDER UNITED OF OMAHA SEPARATE ACCOUNT B
        (*)                             (Series Fund - Portfolio)                                      GOAL
--------------------------------------------------------------------------------------------------------------------
                     VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS, INC. -                             Seeks long-term
Emerging Markets     Van Kampen UIF Emerging Markets Equity Portfolio Class I(6)                capital appreciation
Equity               -----------------------------------------------------------------------------------------------
                                                 Emerging market country securities
--------------------------------------------------------------------------------------------------------------------
                     DWS VARIABLE SERIES I -                                                      Seeks long-term
Global Equity        DWS Global Opportunities VIP Class B(8)                                    capital appreciation
                     -----------------------------------------------------------------------------------------------
                                           Small companies in the U.S. or foreign markets
--------------------------------------------------------------------------------------------------------------------
                     DWS VARIABLE SERIES I -                                                      Seeks long-term
                     DWS International VIP Class A(8)                                           capital appreciation
                     -----------------------------------------------------------------------------------------------
International                     Common stocks of companies which do business outside the United States
Equity               -----------------------------------------------------------------------------------------------
                     T. ROWE PRICE(R) INTERNATIONAL SERIES, INC. -                                 Seeks long-term
                     T. Rowe Price International Stock Portfolio(9)                               growth of capital
                     -----------------------------------------------------------------------------------------------
                                Investments primarily in common stocks of established, non-U.S. companies
--------------------------------------------------------------------------------------------------------------------
Real Estate Equity   PIONEER VARIABLE CONTRACTS TRUST -                                           Seeks long-term
                     Pioneer Real Estate Shares VCT Portfolio Class II(7)                       capital appreciation
                                                                                                with current income
                     -----------------------------------------------------------------------------------------------
                              Real estate investment trusts (REITs) and other real estate industry companies
--------------------------------------------------------------------------------------------------------------------
                     ALGER AMERICAN FUND -                                                        Seeks long-term
                     Alger American SmallCap Growth Portfolio Class O(1)                        capital appreciation
                     -----------------------------------------------------------------------------------------------
                     Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have a total market
Small-Cap Equity      capitalization within the range of companies included in the Russell 2000 Growth Index or the
                          S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end
                     -----------------------------------------------------------------------------------------------
                     DWS INVESTMENTS VIT FUNDS -                                                  Seeks long-term
                     DWS Small Cap Index VIP Class A                                            capital appreciation
                     -----------------------------------------------------------------------------------------------
                           Statistically selected sample of the securities found in the Russell 2000(R) Index
--------------------------------------------------------------------------------------------------------------------
                     PIONEER VARIABLE CONTRACTS TRUST -                                           Seeks long-term
                     Pioneer Mid-Cap Value VCT Portfolio Class I(7)                             capital appreciation
                     -----------------------------------------------------------------------------------------------
Mid-Cap Equity                                        Currently undervalued companies
                     -----------------------------------------------------------------------------------------------
                     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS -                               Seeks long-term
                     Fidelity(R) VIP Mid Cap Portfolio Service Class 2(3)                         growth of capital
                     -----------------------------------------------------------------------------------------------
                                                      Currently undervalued companies
--------------------------------------------------------------------------------------------------------------------
                     ALGER AMERICAN FUND -                                                        Seeks long-term
                     Alger American LargeCap Growth Portfolio Class O(1)                        capital appreciation
                     -----------------------------------------------------------------------------------------------
                        Under normal circumstances, the portfolio invests primarily in the equity securities of companies with market capitalizations equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, as reported by the indexes as of the most recent quarter-end
                     -----------------------------------------------------------------------------------------------
                     FIDELITY(R) VARIABLE INSURANCE PRODUCTS -                                    Seeks long-term
                     Fidelity(R) VIP Contrafund(R) Portfolio Service Class(3)                   capital appreciation
                     -----------------------------------------------------------------------------------------------
Large-Cap Equity                                     Currently undervalued companies
                     -----------------------------------------------------------------------------------------------
                                                                                                  Seeks investment
                                                                                                   results that
                                                                                                 correspond to the
                     FIDELITY(R) VARIABLE INSURANCE PRODUCTS -                                    total return of
                     Fidelity(R) VIP Index 500 Portfolio Initial Class(3)                          common stocks
                                                                                                 publicly traded in
                                                                                                 the United States,
                                                                                                  as represented by
                                                                                                   the S&P 500(R)
                     -----------------------------------------------------------------------------------------------
                                           Stocks that comprise the Standard and Poor's 500(SM) Index
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
       ASSET                             VARIABLE INVESTMENT OPTIONS
      CATEGORY                    UNDER UNITED OF OMAHA SEPARATE ACCOUNT B
        (*)                             (Series Fund - Portfolio)                                      GOAL
--------------------------------------------------------------------------------------------------------------------
                     MFS(R) VARIABLE INSURANCE TRUST -                                             Seeks capital
                     MFS(R)Core Equity Series(5)                                                    appreciation
                     -----------------------------------------------------------------------------------------------
                                Normally invests at least 80% of the fund's net assets in equity securities
                     -----------------------------------------------------------------------------------------------
                     MFS(R) VARIABLE INSURANCE TRUST -                                            Seeks long-term
                     MFS(R) Growth Series Portfolio Initial Class(5)                               capital growth
                     -----------------------------------------------------------------------------------------------
Large-Cap Equity                     Normally invests the fund's assets primarily in equity securities
(Continued)          -----------------------------------------------------------------------------------------------
                     MFS(R) VARIABLE INSURANCE TRUST -                                            Seeks long-term
                     MFS(R) Research Series Portfolio Initial Class(5)                            growth of capital
                                                                                                  and future income
                     -----------------------------------------------------------------------------------------------
                                       Normally invests the fund's assets primarily in equity securities
                     -----------------------------------------------------------------------------------------------
                     T. ROWE PRICE(R) EQUITY SERIES, INC. -                                       Seeks long-term
                     T. Rowe Price New America Growth Portfolio(10)                              growth of capital
                     -----------------------------------------------------------------------------------------------
                        Investments primarily in the common stocks of companies operating in sectors T. Rowe Price believe will be the fastest growing in the United States
--------------------------------------------------------------------------------------------------------------------
                     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND -                                Seeks dividend
                     Fidelity(R) VIP Equity-Income Portfolio Initial Class(3)                    income and capital
                                                                                                   appreciation
                     -----------------------------------------------------------------------------------------------
                                                       Income-producing equity securities
                     -----------------------------------------------------------------------------------------------
                     PIONEER VARIABLE CONTRACTS TRUST -                                         Seeks current income
                     Pioneer Equity Income VCT Portfolio Class II(7)                            and long-term growth
                     -----------------------------------------------------------------------------------------------
                                       Focus on large, strong companies with histories of dividend growth
                     -----------------------------------------------------------------------------------------------
Large-Cap Equity     PIONEER VARIABLE CONTRACTS TRUST -                                         Seeks capital growth
                     Pioneer Fund VCT Portfolio Class II(7)                                     with current income
                     -----------------------------------------------------------------------------------------------
                                        Emphasizes high-quality, value and long-term earnings potential
                     -----------------------------------------------------------------------------------------------
                                                                                                  Seeks long-term
                     DWS VARIABLE SERIES I -                                                    capital appreciation
                     DWS Growth and Income VIP Class B(8)                                       with current income
                                                                                                and growth of income
                     -----------------------------------------------------------------------------------------------
                                               Common stocks of large, established U.S. companies
                     -----------------------------------------------------------------------------------------------
                     T. ROWE PRICE(R) EQUITY SERIES, INC. -                                    Seeks dividend income
                     T. Rowe Price Equity Income Portfolio(10)                                    and capital
                                                                                                  appreciation
                     -----------------------------------------------------------------------------------------------
                                          Dividend-paying common stocks of established companies
--------------------------------------------------------------------------------------------------------------------
                                                                                                 Seeks to maximize
                                                                                                  total return by
                     FIDELITY(R) VARIABLE INSURANCE PRODUCTS -                                 allocating its assets
                     Fidelity(R) VIP Asset Manager: Growth(R) Portfolio Initial Class(3, 4)     among stocks, bonds,
                                                                                                     short-term
                                                                                                 instruments, and
                                                                                                 other investments
                     -----------------------------------------------------------------------------------------------
Hybrid                   Domestic and foreign stocks, bonds, short-term investments and money market instruments
                     -----------------------------------------------------------------------------------------------
                                                                                                 Seeks the highest
                     T. ROWE PRICE(R) EQUITY SERIES, INC. -                                      total return over
                     T. Rowe Price Personal Strategy Balanced Portfolio(10)                     time consistent with
                                                                                                an emphasis on both
                                                                                               capital appreciation
                                                                                                    and income
                     -----------------------------------------------------------------------------------------------
                                    Diversified portfolio of stocks, bonds and money market securities
--------------------------------------------------------------------------------------------------------------------
                                                                                                 Seeks high current
                                                                                                income by investing
                                                                                                  primarily in a
High Yield           MFS(R) VARIABLE INSURANCE TRUST -                                            professionally
Fixed Income         MFS(R) High Income Series Portfolio Initial Class(5)                       managed diversified
                                                                                                portfolio of fixed
                                                                                                 income securities,
                                                                                                 some of which may
                                                                                                  involve equity
                                                                                                    features
                     -----------------------------------------------------------------------------------------------
                          Normally invests at least 80% of the fund's net assets in high income debt instruments
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
       ASSET                             VARIABLE INVESTMENT OPTIONS
      CATEGORY                    UNDER UNITED OF OMAHA SEPARATE ACCOUNT B
        (*)                             (Series Fund - Portfolio)                                      GOAL
--------------------------------------------------------------------------------------------------------------------
                                                                                               Seeks above average
                                                                                                total return over a
                     VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS, INC.-                           market cycle of 3 to
                     Van Kampen UIF Core Plus Fixed Income Portfolio Class I(6)                   5 years from a
                                                                                               diversified portfolio
                                                                                                  of fixed income
                                                                                                    securities
                     -----------------------------------------------------------------------------------------------
                                  Medium to high quality fixed income investments of intermediate maturity
                     -----------------------------------------------------------------------------------------------
Intermediate-Term/   FEDERATED INSURANCE SERIES -                                              Seeks current income
Long-Term Fixed      Federated Fund for U.S. Government Securities II Portfolio(2)
Income               -----------------------------------------------------------------------------------------------
                                                           U.S. Government bonds
                     -----------------------------------------------------------------------------------------------
                                                                                                Seeks total return
                     MFS(R) VARIABLE INSURANCE TRUST -                                          with an emphasis on
                     MFS(R) Strategic Income Series Portfolio Initial Class(5)                  high current income
                                                                                                   and capital
                                                                                                   appreciation
                     -----------------------------------------------------------------------------------------------
                                       Normally invests the fund's assets primarily in debt instruments
--------------------------------------------------------------------------------------------------------------------
                                                                                               Seeks a high level of
                     T. ROWE PRICE(R) FIXED INCOME SERIES, INC. -                                income consistent
Short-Term Fixed     T. Rowe Price Limited-Term Bond Portfolio(10)                              with moderate price
Income                                                                                             fluctuations
                     -----------------------------------------------------------------------------------------------
                                         Short and intermediate-term investment grade debt securities
--------------------------------------------------------------------------------------------------------------------
                     FEDERATED INSURANCE SERIES -                                              Seeks current income
                     Federated Prime Money Fund II Portfolio(2)                                 consistent with the
Cash                                                                                               stability of
                                                                                                     principal
                     -----------------------------------------------------------------------------------------------
                                                     High-quality money market instruments
--------------------------------------------------------------------------------------------------------------------


(*) Asset category designations are our own to help you gain insight into each investment portfolio's intended goals, but do not assure that any investment portfolio will perform consistent with the categorization. INFORMATION CONTAINED IN THE INVESTMENT PORTFOLIOS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING IN ANY SUBACCOUNT.

INVESTMENT ADVISERS OF THE SERIES FUNDS:

(1)   Fred Alger Management, Inc.

(2)   Federated Investment Management Company.


(3)   Fidelity(R) Management & Research Company.

(4) Fidelity(R) Management & Research (U.K.) Inc., and Fidelity(R) Management and Research (Far East) Inc., regarding research and investment recommendations with respect to companies based outside the United States.


(5)   MFS(TM) Investment Management.

(6)   Morgan Stanley Investment Management Inc.

(7)   Pioneer Investment Management, Inc.

(8)   Deutsche Investment Management Americas Inc.


(9)   T. Rowe Price(R) International, Inc.

(10)  T. Rowe Price(R) Associates, Inc.


We do not assure that any portfolio will achieve its stated goal. Detailed information, including a description of each investment portfolio's investment goals and policies and a description of risks involved in investing in each of the portfolios is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. government.

      The investment advisers of the Series Funds and the investment portfolios are described in greater detail in the prospectuses for the investment portfolios.

      Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the investment portfolios that accompany this Prospectus.

      We may perform certain shareholder services and other administrative functions on behalf of the investment portfolios or their investment advisers. We may receive revenues from the investment portfolios or their investment advisers for the performance of these services. The amount of these revenues could be substantial and may depend on the amount our Variable Account invests in the investment portfolios.

      The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or United of Omaha. The Variable Account was established as a separate investment account of United of Omaha under Nebraska law on August 27, 1996. Under Nebraska law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Variable Account. Income, gains and losses, whether or not realized, of the Variable Account are credited or charged against the assets of the Variable Account without regard to our other income, gains or losses. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the investment portfolios. We do not make any representations about their future performance. The investment portfolios may fail to meet their goals, and they could go down in value. Each investment portfolio operates as a separate investment portfolio, and the income or losses of one investment portfolio generally have no effect on the investment performance of any other investment portfolio. Complete descriptions of each investment portfolio's investment goals and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the investment portfolios which accompany this Prospectus. Read these prospectuses carefully before you choose an investment portfolio.

ADDING, DELETING, OR SUBSTITUTING VARIABLE INVESTMENT OPTIONS

      We do not control the Series Funds, so we cannot guarantee that any of the investment portfolios will always be available. We retain the right to change the investments of the Variable Account. This means we may eliminate the shares of any investment portfolio held in our Variable Account and substitute shares of another open-end management investment company for the shares of any investment portfolio, if the shares of the investment portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change.

      If an investment portfolio is eliminated, we will ask you to reallocate any amount in the eliminated investment portfolio. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an exemptive order from the SEC, if required.

      If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as a management investment company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.

o     FIXED RATE OPTIONS (MAY NOT BE AVAILABLE IN ALL STATES)

      There are two fixed rate options: a systematic transfer account and a fixed account. With fixed rate options, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate. This minimum interest rate is guaranteed to yield 4.0% per year, compounded annually, in all states except Maryland (the minimum rate is guaranteed to yield 0.0% for Policies issued in Maryland) before deduction of the risk charge. We may declare a higher current interest rate. Whatever interest rate we declare will be guaranteed for at least one year. However, you bear the risk that we will not credit more interest than will yield 4.0% per year (or more than 0.0% in Maryland) for the life of the Policy. We have full control over how assets allocated to fixed rate options are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For additional details regarding the fixed rate options, please see the Policy.

The actual net effective minimum interest rate, after deduction of the risk charge, is guaranteed to yield 3.3% per year (compounded annually) for the first 10 Policy Years and 3.45% per year thereafter (except in Maryland, where the minimum net rates will yield -0.70% per year for the first ten Policy Years and -0.55% per year thereafter for Accumulation Value of $25,000 or less).

SYSTEMATIC TRANSFER ACCOUNT (may not be available in all states)

      The systematic transfer account is the fixed rate option used if you elect to participate in the systematic transfer enrollment program ("STEP program") when you buy the Policy. The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose. You cannot transfer amounts from the STEP program to the fixed account. The allocation and the predetermined dollar amount may not be changed once the STEP program is elected. You must have a minimum of $5,000 in your systematic transfer account in order to participate in the STEP program. The rate of interest credited to each deposit into the systematic transfer account is fixed on the date of deposit and will not be changed. We guarantee that any such interest rate will not yield less than 4.5%. No additional funds may be allocated to the systematic transfer account after you purchase the Policy (except for funds designated on the Policy Application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or for an IRA rollover or transfer).

All amounts allocated to the fixed rate options become part of the general account assets of United of Omaha. Interests in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore, SEC staff has not reviewed the fixed account disclosures in this Prospectus.

      Funds allocated to the systematic transfer account must be completely transferred to the Variable Account in 12 months. Transfers from the systematic transfer account do not count toward the 12 free transfers allowed each Policy Year. You may not transfer funds into the systematic transfer account. The systematic transfer account may not be used to practice "market timing," and we may disallow transactions involving this account on that basis.

FIXED ACCOUNT AND SYSTEMATIC TRANSFER ACCOUNT

WE HAVE SOLE DISCRETION TO SET CURRENT INTEREST RATES OF FIXED RATE OPTIONS. WE DO NOT GUARANTEE THE LEVEL OF FUTURE INTEREST RATES OF FIXED RATE OPTIONS, EXCEPT THAT THEY WILL NOT BE LESS THAN THE GUARANTEED MINIMUM INTEREST RATE.

      The fixed account and the systematic transfer account are part of our general account assets. Our general account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate premiums to the fixed account or transfer amounts from the Variable Account to the fixed account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate options. We have sole discretion to invest the assets of our general account, subject to applicable law.

      We guarantee that the Accumulation Value in the fixed account will be credited with an effective annual interest rate which will yield at least 4%, compounded annually. However, we have complete discretion to declare interest in excess of the guaranteed minimum rate, or not to declare any excess interest. You bear this risk. Once declared, we guarantee that any rate will last for at least one year. Different rates of interest may be credited to the systematic transfer account and the fixed account.

      We guarantee that, prior to the payment of the death benefit or at the Policy maturity date, the amount in your fixed account or systematic transfer account will not be less than:

      1. the amount of premiums allocated and Accumulation Value transferred to the fixed account or systematic transfer account, less

      2. that part of the Monthly Deduction allocated to the fixed account or systematic transfer account, less

      3. any premium taxes or other taxes allocable to the fixed account or systematic transfer account, less

      4. any amounts deducted from the fixed account or systematic transfer account in connection with partial withdrawals (including any surrender charges) or transfers to the Variable Account or to a Loan Account, plus

      5.    interest at the guaranteed minimum interest rate, and plus

      6. excess interest (if any) credited to amounts in the fixed account or systematic transfer account.

o     TRANSFERS

      Subject to restrictions during the "right to examine" period, you may transfer Accumulation Value from one Subaccount to another, from the Variable Account to the fixed account, or from the fixed account to any Subaccount, subject to these rules:

TRANSFER RULES:

      o We must receive notice of the transfer -- either Written Notice or an authorized telephone transaction.

      o The transferred amount must be at least $500, or the entire Subaccount value if it is less. If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.

      o The first 12 transfers each Policy Year from Subaccounts are free. The rest cost $10 each. This fee is deducted from the amount transferred. We will allow no more than 24 transfers in any Policy Year.

      o     A transfer from the fixed account:

            - may be made only once each Policy Year (unless the dollar cost averaging program is elected);

            -     is free;

            -     may be delayed up to six months (30 days in West Virginia);

            -     does not count toward the 12 free transfer limit; and

            - is limited during any Policy Year to 10% of the fixed account value on the date of the initial transfer during that year.

      o If you transfer amounts from the fixed account to the Variable Account, we can restrict or limit any transfer of those amounts back to the fixed account.

      o Transfers result in the cancellation of accumulation units in the Subaccount from which the transfer is made, and the purchase of accumulation units in any Subaccount to which a transfer is made.

      o We reserve the right to permit transfers from the fixed account in excess of the 10% annual limitation.

THIRD-PARTY TRANSFERS:

      Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. All third-party transfers are subject to the same rules as all other transfers.

o     MARKET-TIMING RESTRICTIONS

      The Policy is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the investment portfolio. We discourage these kinds of strategies and transfer activities, which may disrupt portfolio management of the investment portfolios in which the Subaccounts invest (such as requiring the investment portfolio to maintain a high level of cash or causing the investment portfolio to liquidate investments prematurely to pay withdrawals), hurt investment portfolio performance, and drive investment portfolio expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the investment portfolios, the risk exists that the investment portfolios may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected investment portfolio, Owners with Accumulation Value allocated to the corresponding Subaccount (as well as their Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

      United of Omaha has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the investment portfolios or potentially disadvantageous to other Owners with Accumulation Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:

      o     the total dollar amount being transferred;

      o     the number of transfers you made within the previous 12 months;

      o     transfers to and from (or from and to) the same Subaccount;

      o whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

      o whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

      If we determine that your transfer patterns among the Subaccounts are disruptive to the investment portfolios or potentially disadvantageous to Owners, we will send you a letter notifying you that we are prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter. In addition, we will require that you submit transfer requests in writing via regular U.S. mail for a 90-day period if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period, as follows.

--------------------------------------------------------------------------------
                           SUBACCOUNT                       NUMBER OF ROUND TRIP
                                                                TRANSFERS
--------------------------------------------------------------------------------
Federated Prime Money Fund II, Federated Fund for U.S.
Government Securities II                                        unlimited
--------------------------------------------------------------------------------
Alger American LargeCap Growth, Alger American SmallCap
Growth, DWS Small Cap Index VIP, DWS Global Opportunities          4(1)
VIP, DWS Growth & Income VIP, DWS International VIP, Van
Kampen UIF Emerging Markets Equity, and Van Kampen UIF
Core Plus Fixed Income
--------------------------------------------------------------------------------
Fidelity(R) VIP Asset Manager: Growth(R), Fidelity(R) VIP
Contrafund(R), Fidelity(R) VIP Equity-Income, Fidelity(R)          1(2)
VIP Index 500, and Fidelity(R) VIP Mid Cap
--------------------------------------------------------------------------------
MFS(R) Core Equity, MFS(R) Growth, MFS(R) High Income,
MFS(R) Research, and MFS(R) Strategic Income                       2(2)
--------------------------------------------------------------------------------
Pioneer Equity Income VCT, Pioneer Fund VCT, Pioneer
Mid-Cap Value VCT, and Pioneer Real Estate Shares VCT              1(3)
--------------------------------------------------------------------------------
T. Rowe Price Equity Income, T. Rowe Price International
Stock, T. Rowe Price Limited-Term Bond, T. Rowe Price New          1(4)
America Growth, T. Rowe Price Personal Strategy Balanced
--------------------------------------------------------------------------------
(1) Number of round trip transfers in any twelve month period before the Company will prohibit further transfers to that subaccount. Transfers to the subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(2) Number of round trip transfers that can be made in any three month period before the Company will prohibit further transfers to that subaccount. Transfers to the subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(3) Number of round trip transfers that can be made in any 45-day period before the Company will prohibit further transfers to that subaccount. Transfers to the subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(4) Number of round trip transfers that can be made in any 90-day period before the Company will prohibit further transfers to that subaccount. Transfers to the subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.


      In addition to our frequent transfer procedures, managers of the investment portfolios may contact us if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, we will take appropriate action to protect others. In particular, we may, and we reserve the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and we will inform the Owner in writing at his or her address of record. To the extent permitted by applicable law, we reserve the right to reject a transfer request at any time that we are unable to purchase or redeem shares of any of the investment portfolios because of any refusal or restriction on purchases or redemptions of their shares as a result of the investment portfolio's policies and procedures on market timing activities or other potentially abusive transfers. We also reserve the right to implement and administer redemption fees imposed by one or more of the investment portfolios in the future. You should read the prospectuses of the investment portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.

      In our sole discretion, we may revise our market timing procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners or investment portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We will apply any such revised market timing procedures uniformly to all Owners without special arrangement, waiver, or exception. We may change our parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Policies that it believes are connected (for example, two Policies with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

      We do not include in these limitations transfers made pursuant to the dollar cost averaging, asset allocation or rebalancing programs. We may vary market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. We may not always apply these detection methods to Subaccounts investing in investment portfolios that, in our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers. We do not accommodate frequent transfers among Subaccounts; provided, however, that a number of round trip transfers is permitted in any 12 month period as set forth in the table above.

      Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Policy may also limit our ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or investment portfolio shareholders involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our market timing procedures will detect every potential market timer, but we apply our market timing procedures uniformly to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the investment portfolios, we cannot guarantee that the investment portfolios will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

      Because the United of Omaha cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. As a result of the limits of the Company's operational systems and technology, and variations in other insurance companies' policies and procedures to deter and detect harmful transfer activity, there is a risk that some Owners may engage in harmful transfer activity and other Owners will bear the costs associated with any such activity.

o     DOLLAR COST AVERAGING

      Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). You can begin dollar cost averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the dollar cost averaging program are:

The dollar cost averaging and the STEP program are intended to result in the purchase of more accumulation units when the accumulation unit value is low, and fewer units when the accumulation unit value is high. However, there is no guarantee that either program will result in higher Accumulation Value or otherwise be successful.

DOLLAR COST AVERAGING RULES:

o     The dollar cost averaging program is free.

o We must receive notice of your election and any changed instruction--either Written Notice or an authorized telephone transaction.

o Automatic transfers can occur monthly, quarterly, semi-annually, or annually.

o There must be at least $5,000 of Accumulation Value in the Subaccount or fixed account from which transfers are being made to begin dollar cost averaging.

o Amount of each transfer must be at least $100, and must be $50 per Subaccount.

o If transfers are made from the fixed account, the maximum annual transfer amount is 10% of that account's value at the time of the first dollar cost averaging transfer during that Policy Year. There is no maximum transfer amount limitation applicable to any of the Subaccounts.

o Dollar cost averaging program transfers cannot begin before the end of a Policy's "right to examine" period.

o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.

o You can limit the number of transfers to be made, in which case the program will end when that number has been made, as long as there are sufficient funds to make the number of transfers requested. Otherwise, the program will terminate on the transfer date when the amount in the applicable Subaccount or the fixed account is less than $100 prior to a transfer.

o Transfers made according to the dollar cost averaging program do not count in determining whether a transfer fee applies.

o SYSTEMATIC TRANSFER ENROLLMENT PROGRAM ("STEP PROGRAM") (NOT AVAILABLE IN PUERTO RICO)

      The STEP program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium from a fixed interest rate account into variable investment options within 12 months. You cannot transfer funds from the STEP account into the fixed account. If you want to move funds from a fixed interest rate account into variable investment options over a longer time period using the same concept, then you should use the dollar cost averaging program. We may credit different interest rates to amounts in the systematic transfer account than to amounts in the regular fixed account.

You cannot transfer amounts from the STEP account to the fixed account.

STEP PROGRAM RULES:

o     The STEP program is free.

o Must have at least $5,000 in the systematic transfer account to begin the program.

o Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the systematic transfer account in 12 equal monthly payments.

o     Transfers must be at least $50 per Subaccount.

o No new premiums may be allocated to this account after you purchase the Policy, except for funds designated in the application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or for an IRA rollover or transfer.

o Upon receipt of funds by Section 1035 exchange or for an IRA rollover or transfer, the 12 monthly payment requirement is restarted and the minimum monthly transfer amount is recalculated.

o     Cannot begin before the end of the Policy's "right to examine" period.

o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, the transfer will be made on the next Business Day). If you do not select a start date, the STEP program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.

o     No transfers may be made into the systematic transfer account.

o No portion of any loan repayment will be allocated to the systematic transfer account.

o All funds remaining in the systematic transfer account on the date of the last monthly transfer will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.

o The STEP program ends the earlier of the date when all amounts in the systematic transfer account have been transferred or the date of the last monthly STEP program transfer.

o     ASSET ALLOCATION PROGRAM

      The asset allocation program allows you to allocate premiums and Accumulation Value among designated Subaccounts and the fixed account. You can specify your own desired allocation instructions, or you can choose to use one of the five asset allocation models outlined below.

The asset allocation program does not protect against a loss, and might not achieve your goal.

ASSET ALLOCATION PROGRAM RULES:

o     The asset allocation program is free.

o You must request the asset allocation program in the Policy application or by Written Notice or an authorized telephone transaction.

o Changed instructions, or a request to end this program, must also be by Written Notice or an authorized telephone transaction.

o You must have at least $10,000 of Accumulation Value (other than amounts in a Loan Account) to begin the asset allocation program.

o Transfers made pursuant to this program do not count in determining whether a transfer fee applies.

o The asset allocation program will automatically rebalance your value in the Subaccounts to the model you select on an annual basis, unless you designate semiannual or quarterly rebalancing. Your value in the Subaccounts will be rebalanced to the then-current version of the model in effect.

o We will not change an investment portfolio that is included in a model unless the portfolio is liquidated. If an investment portfolio is liquidated, you will receive multiple notices, and have an opportunity to elect a revised model. You will also have the option to invest the funds in the liquidated investment portfolio in another model or in any remaining investment portfolio. If you do not elect to participate in the revised model or any other investment option, your funds in the liquidated investment portfolio will be transferred to the Federated Prime Money Fund
      II. There will be no charge for any transfer of funds from the liquidated investment portfolio to the revised model, the Federated Prime Money Fund II, or any other investment option, and any such transfer or allocation will not count toward the 12 free transfer limit.

      The asset allocation program does not protect against a loss, and may not achieve your goal.


-----------------------------------------------------------------------------------------------------------------
                                                  ASSET ALLOCATION MODELS
                                                    CURRENT ALLOCATIONS
-----------------------------------------------------------------------------------------------------------------
                                                            PORTFOLIO                   CAPITAL
                                           PRINCIPAL        PROTECTOR       INCOME     ACCUMULATOR      EQUITY
                                           CONSERVER       (moderately      BUILDER    (moderately    MAXIMIZER
             PORTFOLIO                   (conservative)   conservative)   (moderate)   aggressive)   (aggressive)
                                               %                %              %            %             %
-----------------------------------------------------------------------------------------------------------------
Fidelity(R)  VIP Index 500                     20              15             15            15            15
MFS(R)  Core Equity Series                      0               5             10            15            20
Pioneer Mid-Cap Value VCT                       0               5             10            15            20
T. Rowe Price Equity Income                     0               5             10            15            20
T. Rowe Price International Stock               0              10             15            15            20
T. Rowe Price Limited-Term Bond                50              30              0             0             0
Van Kampen UIF Emerging Markets Equity          0               0              0             5             5
Van Kampen UIF Core Plus Fixed Income          30              30             40            20             0
-----------------------------------------------------------------------------------------------------------------


o     REBALANCING PROGRAM

      The rebalancing program allows you to rebalance part or all of your Accumulation Value among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual or annual basis. Rebalancing utilizes your allocation instructions in effect at the end of the STEP program period. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

REBALANCING PROGRAM RULES:

      o     The rebalancing program is free.

      o You must request the rebalancing program and give us your rebalancing instructions by Written Notice or by an authorized telephone transaction. Changed instructions or a request to end this program must be by Written Notice.

      o You must have at least $10,000 of Accumulation Value (other than amounts in a Loan Account) to begin the rebalancing program.

      o     You may have rebalancing occur quarterly, semi-annually or annually.

      o Transfers made pursuant to this program do not count in determining whether a transfer fee applies.

      The rebalancing program does not protect against a loss and may not achieve your investment goals.

--------------------------------------------------------------------------------
IMPORTANT POLICY PROVISIONS

      The Ultra Variable Life Policy is a flexible premium variable life insurance policy. The Policy provides a death benefit and, as a variable insurance policy, allows you to invest your Accumulation Value in variable or fixed rate options where any gain accumulates on a tax-deferred basis. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy remains in force until surrendered for its Cash Surrender Value, or until all proceeds have been paid as a death benefit, or until it lapses because premiums paid and its Accumulation Value are insufficient to keep the Policy in force and the No-Lapse Period is not in effect (which can occur because insufficient premiums have been paid), or if a Policy loan exists, the Cash Surrender Value is equal to or less than the amount of the loan.

o     POLICY APPLICATION AND PREMIUM PAYMENTS

      Applications for the Ultra Variable Life Policy are no longer accepted.

PREMIUM PAYMENTS

      Your premium checks should be made payable to "United of Omaha Life Insurance Company." We may postpone crediting to your Policy any payment made by check until your bank has honored the check. We may also postpone crediting any premium until your allocation instructions are in good order. Payment by certified check, banker's draft, or cashier's check will be promptly applied. You may change your premium allocation instructions by sending us Written Notice or through an authorized telephone transaction. The change will be effective on the date we receive your Written Notice or authorization. The change will apply to any additional premiums received on or after the date we receive your Written Notice or authorization. Under our electronic funds transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources. We reserve the right to change the following premium payment requirements.

Additional Premium Payments:

      - Additional premiums can only be paid until the insured's age 100 (except as may be required in a grace period).

      - If a premium increases the specified amount of insurance coverage, it is subject to the insured's continued insurability and our underwriting requirements, which may include evidence of continued insurability.

      - Must be at least enough to maintain the specified amount of insurance coverage you purchased.

      - Planned premiums may be paid annually, semiannually, or at other intervals we offer. Beginning with the second Policy Year, you may change the planned premium once each year, subject to our approval. The planned premium is flexible. Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, payment of the planned premiums does not guarantee that your Policy will remain in force. Your Policy can lapse even if you pay all planned premiums in full and on time. However, there may be a "no-lapse" period, described below.

      - If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment, otherwise it will be treated as a premium and added to the Accumulation Value.

      - Additional premiums are applied pursuant to your current investment allocation instructions, unless you give us different instructions by Written Notice or authorized telephone transaction at the time you make an additional premium payment.

      - We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the Internal Revenue Code.

o     ACCUMULATION VALUE

      On your Policy's date of issue the Accumulation Value equals the initial net premium less the Monthly Deduction for the first month. The net premium is the premium less the premium charge for taxes (3.75%) and premium processing expenses ($2.00). On the date of each Monthly Deduction after the date of issue, the Accumulation Value equals:

      (a)   the total of the values in each Subaccount; plus

      (b)   the accumulation value of the fixed account; plus

      (c)   the accumulation value of the systematic transfer account; plus

      (d)   the accumulation value of any Loan Account; less

      (e)   the Monthly Deduction for the current month.

      On any date other than the date of a Monthly Deduction the Accumulation Value equals:

      (a) the totals of the values in each Subaccount on the date of calculation; plus

      (b) the accumulation value of the Loan Account on the date of calculation; plus

      (c) the accumulation value of the systematic transfer account on the date of calculation; plus

      (d) the accumulation value of the fixed account on the date of calculation.

      The value for each Subaccount equals:

      (a) the current number of accumulation units for that Subaccount; multiplied by

      (b)   the current accumulation unit value.

      Each net premium, Monthly Deduction, transfer, loan and loan repayment, and partial withdrawal allocated to a Subaccount is converted into accumulation units. This is done by dividing the dollar amount by the accumulation unit value for the applicable Subaccount for the Valuation Period during which it is allocated to or cancelled from the Subaccount. The accumulation unit value of any Subaccount may increase or decrease from one Business Day to the next to reflect the investment performance of the corresponding investment portfolio.

      The SAI contains more details regarding the calculation of the accumulation unit value. The SAI also describes the calculation of the Accumulation Value for the fixed account and the systematic transfer account.

      The Cash Surrender Value is the Accumulation Value as of the date of surrender, less any outstanding Policy loans and unpaid loan interest and less any applicable surrender charge.

o     LAPSE AND GRACE PERIOD

LAPSE

      Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, your Policy can lapse, even if you pay all planned premiums on time.

      No Policy Loan exists: The Policy will lapse if, on the date of a Monthly Deduction, the Accumulation Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment.

      A Policy Loan exists: The Policy will lapse on the date of a Monthly Deduction when the Cash Surrender Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and any loan interest due, and a grace period expires without a sufficient premium payment.

--------------------------------------------------------------------------------
          A lapse of the Policy may result in adverse tax consequences.
--------------------------------------------------------------------------------

NO-LAPSE PERIOD

      The Policy will not lapse during a No-Lapse Period, even if the Cash Surrender Value is insufficient to pay the Monthly Deduction, if you meet the minimum monthly premium or the target monthly premium requirements and the following rules:

      -     The Policy has never been reinstated;

      - There is no additional insured term insurance rider covering the insured attached to the Policy;

      - There is both a minimum No-Lapse Period and a lifetime No-Lapse Period, and they have different minimum monthly premium requirements that must be met in order for the No-Lapse Period guaranty to apply. The respective (minimum or lifetime) monthly premium requirement is met on the date of any Monthly Deduction when the total premiums paid since the Policy's date of issue, less any partial withdrawals, accumulated at 4% interest, less any outstanding Policy loan, equals or exceeds the required monthly premium, accumulated at 4% interest. (The minimum and lifetime required monthly premiums and No-Lapse Periods are shown on the Policy's data pages.)

      - The No-Lapse period will vary from state to state and the lifetime No-Lapse period is not available in all states.

GRACE PERIOD

      Although the Policy can lapse, we allow you a 61-day grace period to make a premium payment sufficient to cover the Monthly Deduction and any loan interest due.

      - We will mail notice to you of the insufficiency within 30 days of the start of the grace period.

      - If the necessary additional premium payment is not received, the Policy terminates as of the first day of the grace period.

      - Payment received during a grace period is first applied to repay Policy loans and interest on those loans, before the remaining amount is applied as additional premium to keep the Policy in force, unless otherwise specified.

      - Insurance coverage continues during the grace period, but the Policy is deemed to have no Accumulation Value for purposes of Policy loans, surrender and partial withdrawals.

      - If the insured dies during the grace period, the death benefit proceeds payable equal the amount of death benefit in effect immediately prior to the date the grace period began less any due and unpaid Monthly Deduction and unpaid loan interest.

o     CONTINUATION OF INSURANCE

      If no additional premiums are paid, the Policy will continue as follows:

            (a) if there are no outstanding Policy loans, until the Accumulation Value is not enough to pay the Monthly Deduction, subject to the No-Lapse Period provision of the Policy, if applicable, and the grace period provision of the Policy;

            (b) if there are any outstanding Policy loans, until the Cash Surrender Value is not enough to pay the Monthly Deduction and any unpaid loan interest, subject to the No-Lapse Period provision of the Policy, if applicable, and the grace period provision of the Policy; or

            (c)   until the maturity date

      whichever occurs first.

      We will pay you any remaining Accumulation Value less any outstanding Policy loan and unpaid loan interest at maturity if the insured is then living and coverage beyond maturity is not elected.

o     MATURITY DATE

      The Policy's maturity date is the Policy Anniversary next following the insured's 100th birthday. On the maturity date, we will pay you the Policy's Accumulation Value, less any loan and unpaid loan interest, if: (a) the insured is then living; (b) this Policy is in force; and (c) coverage beyond maturity is not elected. The Policy may terminate prior to the maturity date as described above under the lapse and grace period provision. If the Policy does continue in force to the maturity date, it is possible there will be little or no Cash Surrender Value at that time.

o     PAID-UP LIFE INSURANCE (where a Policy loan exists)

      You can use this rider provision, under certain circumstances, to keep the Policy from lapsing when you have a large Policy loan (or loans) outstanding. This rider is not available in New Jersey or Florida, and may not be available in other states. In addition, this rider is not available for Policies issued before May 1, 1999. If you are age 75 or older and have had your Policy for 15 years, you can exercise the right to elect this Policy rider that provides that your Policy will never lapse and will provide paid-up life insurance, even if the Policy would otherwise soon lapse. We will deduct 3% of the Accumulation Value on the date you exercise this rider. Additional requirements on the date you exercise this rider are:

      - The Policy loan balance cannot exceed 96% of the Accumulation Value. Any loan exceeding this amount must be repaid.

      - The Policy loan balance must exceed the specified amount of insurance coverage.

      - Policy loans taken in the last 36 months must be less than 30% of the entire amount of Policy loans outstanding.

      - Any additional insured term riders attached to your Policy must be removed.

      - After the rider is in effect, we will not accept any additional premium, nor will we allow any changes in the specified amount of insurance coverage or death benefit option. In Maryland, the Monthly Deductions will be zero after exercise of this rider.

      - After exercise of this rider, all amounts not allocated to the Loan Account must be allocated to the fixed account.

      The amount of paid-up life insurance provided by this provision equals the Accumulation Value on the date you elect this guarantee, less the 3% deduction, with the resulting difference multiplied by 105%. On that date this amount will become the specified amount of insurance coverage under the Policy. The death benefit under the Policy will be the greatest of:

      (a) the current specified amount of insurance coverage on the date of death; or

      (b) the Policy's Accumulation Value on the date of death, plus the corridor amount described in the Policy for the insured's attained age; or

      (c) the Policy's loan balance on the date of death, plus the corridor amount for the insured's attained age.

      The death benefit payable will be reduced by any loan balance. The corridor percentage will not be less than 1%.

      We believe this provision, when exercised, will prevent the Policy from lapsing. The Internal Revenue Service's position on this point is unclear, and we do not warrant any tax effect. You should consult your tax adviser before exercising this rider provision.

o     REINSTATEMENT

      If the Policy lapses because a grace period ended without a sufficient premium payment being made and the Policy has not been surrendered for cash, you may reinstate it within five years of the date of lapse and prior to the maturity date. To reinstate, we must receive:

      -     written application signed by you and the insured;

      -     evidence of the insured's insurability satisfactory to us;

      -     enough payment to continue this Policy in force for three months;
            and

      - repayment or reinstatement of any outstanding Policy loan, together with unpaid loan interest from the date of lapse.

      On a reinstated Policy, there will be a re-establishment of surrender charges, if any, measured from the original date of issue.

      The effective date of reinstatement will be the date we approve the application for reinstatement.

      The specified amount of insurance coverage of the reinstated Policy may not exceed the specified amount of insurance coverage at the time of lapse. The Accumulation Value on the effective date of reinstatement will equal the amount of reinstatement premium plus any applicable surrender charge measured from the original date of issue to the date of reinstatement, and less the Monthly Deduction for the current Policy Month.

      Any prior no-lapse period is no longer in effect after the Policy has been reinstated.

o     COVERAGE BEYOND MATURITY

      At least 30 days before the maturity date of the Policy, you may elect to continue the Policy in force beyond the maturity date. The election must be made by Written Notice. The following will apply:

We will maintain your allocation of Accumulation Value to the Subaccounts and the fixed account according to your instructions.

The tax consequences of continuing a Policy beyond the insured's age 100 are unclear. Please consult a tax adviser.

      -     The cost of insurance charge will be zero.

      -     The risk charge will be zero.

      -     The administrative charge will be zero.

      -     The corridor percentage will be fixed at 101%.

      -     The death benefit option will be Option 1.

      - Any riders (except the paid-up life insurance rider) attached to the Policy that are then in force will terminate.

      - The insured's date of death will be considered the Policy's maturity date.

      -     You cannot pay any more premiums.

      - All other rights and benefits as described in the Policy will be available during the insured's lifetime.

      - The Policy's death benefit, net of loan interest and any outstanding loan balance, will be extended past the original maturity date, even if the Policy has no Cash Surrender Value.

      - Any loan outstanding when the Policy is continued past the maturity date will continue to accrue interest expense.

      The tax consequences associated with extending coverage beyond maturity are unclear. A tax adviser should be consulted before making such an election.

o     DELAY OF PAYMENTS

      We will usually pay any amounts from the Variable Account requested as a Policy loan, partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

      We may defer payment of Policy loans, partial withdrawals or a cash surrender from the fixed account for up to six months (30 days in West Virginia) from the date we receive your Written Notice.

      We reserve the right to delay payments of loans, partial withdrawals or a cash surrender from the Subaccounts and the fixed account until all of your premium payments have been honored by your bank.

--------------------------------------------------------------------------------
EXPENSES

      The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less. THESE CHARGES AND FEES WILL REDUCE THE VALUE OF YOUR POLICY AND THE RETURN ON YOUR INVESTMENT. Each Series Fund also deducts expenses from each investment portfolio; those expenses are described in each investment portfolio prospectus.

o     DEDUCTIONS FROM PREMIUM

TAX CHARGE - 3.75% OF EACH PREMIUM PAYMENT

      Many states and municipalities impose a premium tax on us, ranging from 0.75% to 5.0%. We also incur a federal income tax liability under Internal Revenue Code Section 848 (a deferred acquisition cost tax) upon Policy premium collected. We deduct 3.75% of each Policy premium payment we receive to cover these expenses. (In Oregon, this deduction does not include state and municipality premium tax expenses.) Please note that the actual federal and state taxes that we will pay on a particular Policy may be more or less than the amount we collect.

PREMIUM PROCESSING CHARGE - $2 PER PAYMENT

      We deduct $2 from each Policy premium payment we receive to cover our premium processing expenses.

o     MONTHLY DEDUCTION

      We deduct a Monthly Deduction from the Policy's Accumulation Value on the date of issue and on each monthly anniversary of the date of issue (the "Monthly Deduction Date"), consisting of: (1) the COST OF INSURANCE CHARGE; (2) the RISK CHARGE; (3) the ADMINISTRATIVE CHARGE; and (4) the COST OF RIDERS.

      Charges based on the Accumulation Value are calculated before the Monthly Deduction is deducted, but reflect charges deducted from Subaccount assets. The Monthly Deduction is deducted pro rata from the Accumulation Value in the Subaccounts and the fixed account. The Monthly Deduction results in the cancellation of accumulation units in the Subaccounts and the fixed account. There is no Monthly Deduction after the Policy Anniversary next following the insured's 100th birthday if coverage beyond maturity is elected.

COST OF INSURANCE CHARGE

      The cost of insurance charge is for providing insurance protection under the Policy. The amount of the current charge is based on the issue age, sex (except in Montana), risk and rate class of the insured, the current specified amount of insurance coverage, and the length of time the Policy has been in force. Based on our underwriting, you will be placed in the following underwriting categories (from highest cost of insurance charge to lowest): substandard, standard, preferred and preferred plus. Also, tobacco users will pay higher cost of insurance charges in each of the classes except for preferred plus which does not include tobacco users. We may use current cost of insurance charges less than those shown in the Policy, and reserve the right to change the cost of insurance charges. Changes will be by class and based on changes in future expectations of factors such as investment earnings, mortality, persistency and expenses. We expect a profit from this charge.

      The cost of insurance each month equals:

      -     The Net Amount at Risk for the month; multiplied by

      - The cost of insurance charge per $1,000 of specified amount of insurance coverage (which is set forth in the Policy) multiplied by the specified amount of insurance coverage; divided by

      -     $1,000.

      The Net Amount at Risk in any month equals:

      -     The death benefit; less

      - The Accumulation Value after deducting the rider charge, if any, the mortality and expense risk charge and the administrative charge for the current month.

RISK CHARGE

      The risk charge is for the mortality risks we assume -- that insureds may live for shorter periods of time than we estimate, or the Accumulation Value is not enough to keep the Policy in force during the No-Lapse Period -- and also compensates us for our expenses incurred to administer the Policy. In Policy Years 1 through 10, this risk charge is equivalent to an annual charge of 0.70% of the Accumulation Value. In Policy Years 11 and later, this risk charge currently is equivalent to an annual charge of 0.55% of the Accumulation Value up to $25,000, and is 0.15% of the Accumulation Value in excess of $25,000. We can increase the risk charge after Policy Year 10 but it will never exceed a maximum charge of 0.55% of the Accumulation Value. The charge is deducted as 0.05833% of the Accumulation Value, deducted on the date the Monthly Deduction is assessed, for the first 10 Policy Years. For Policy Years after Year 10, the charge deducted on the date the Monthly Deduction is assessed is 0.04583% of the Accumulation Value for Accumulation Value up to and including $25,000, and 0.0125% of the Accumulation Value for Accumulation Value in excess of $25,000 (which we may increase to a maximum charge of 0.04583%). If this charge exceeds our actual costs to cover death benefits and expenses, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

ADMINISTRATIVE CHARGE - $7 PER MONTH

      The administrative charge partially compensates us for our costs in issuing and administering the Policy and operating the Variable Account.

COST OF RIDERS CHARGE (riders may not be available in all states)

The following Policy riders are available for the cost detailed below.

Additional Insured Rider. This rider provides term insurance, for the primary insured at a cost equal to the amount of insurance coverage provided by the rider, multiplied by the rider's cost of insurance charge for each $1,000 of benefit amount, divided by 1,000. The amount of the insurance coverage provided by the rider cannot exceed two times the base Policy's specified amount of insurance coverage. This charge is based on the primary insured's issue age, sex (except in Montana), and risk and rate class. The charge for this rider increases on an annual basis.

Accidental Death Benefit Rider. This rider provides additional coverage in the event of an accidental death, at a cost which is a fixed rate determined by the insured's attained age and sex (just age in Montana) per each $1,000 of rider coverage elected, multiplied by the rider benefit amount, divided by $1,000. The rider benefit amount cannot exceed one-half of the base Policy's specified amount of insurance coverage.

Disability Rider. This rider provides a benefit in the event of disability of the Owner, at a cost which is a fixed rate determined by the insured's attained age and sex (just age in Montana) per each $1.00 of rider monthly deduction elected, multiplied by the amount of the monthly deduction.

Paid-Up Life Insurance Rider. This rider guarantees that your Policy will remain in force as paid-up life insurance if there is a Policy loan and certain conditions are met. Its cost is 3% of your Accumulation Value on the date you exercise the rider benefit. (This rider is described in the IMPORTANT POLICY PROVISIONS section, above.)

Waiver of Surrender Charge Rider.  No cost.

Accelerated Death Benefit Rider. This rider provides a full payout of the lesser of 94% of the Policy's death benefit (88% in Washington and 96% in New Jersey), or $500,000, for the primary insured with satisfactory evidence of a 12-month life expectancy or less (24 months in Washington and 6 months in New Jersey). There is no premium or cost of insurance charge for this rider, but upon exercise of this rider you in affect forfeit 6% of the Policy's death benefit (12% in Washington and 4% in New Jersey). This rider automatically attaches to all Policies with face amounts between $50,000 and $500,000. If this rider option is exercised, all other riders and the base Policy will terminate.

o     TRANSFER CHARGE - $10 (FIRST 12 ARE FREE)

      The first 12 transfers from the Subaccounts each year are free. A transfer fee of $10 may be imposed for any transfer from the Subaccounts in excess of 12 per Policy Year. There is no fee for transfers from the fixed account but only one transfer from the fixed account can be made per Policy Year (unless you have elected the dollar cost averaging program). Simultaneous requests are treated as a single request. We will not impose the fee for transfers that are not the result of your request. The transfer fee is deducted from the amount transferred on the date of transfer. Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the transfer charge. See the sections of this Prospectus describing those programs for the rules of each program.

o     SURRENDER CHARGE

      Upon a total surrender or partial withdrawal from your Policy, we may deduct a surrender charge from the amount of the surrender or partial withdrawal. If the Policy's current specified amount of insurance coverage is decreased, we may deduct a surrender charge from the Accumulation Value based on the amount of the decrease. The surrender charge varies by issue age, sex (except in Montana), risk and rate class, the length of time your Policy has been in force and the specified amount of insurance coverage. For example, for a male age 31 at issue, in the nontobacco risk class and the preferred rate class, the surrender charge is $10.00 for each $1,000.00 of specified amount of insurance coverage in the first five years, declining to $1.00 per $1,000.00 in the 12th year and zero thereafter. Generally, the surrender charge is higher the older you are when the Policy is issued, subject to state nonforfeiture requirements (which generally limits surrender charges at higher ages). The highest aggregate surrender charge is $53 for each $1,000 of specified amount of insurance coverage in the first year, declining to $10 per $1,000 in the ninth year and zero thereafter. The length of the surrender charge period varies depending upon the Policy Owner's issue age: the period is 12 years through age 52, 11 years at age 53, 10 years at age 54, and 9 years at age 55 and thereafter. Your specific charge is specified in your Policy data pages.

      The surrender charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts derived from the risk charge and the administrative charge (each described above).

SURRENDER CHARGE WAIVERS (NOT AVAILABLE IN ALL STATES)

      We will waive the surrender charge upon partial withdrawals and surrenders in the following situations. Each waiver may not be available in all states and the terms within each provision may vary by state. Refer to the waiver of withdrawal provisions in your Policy for the waivers allowed by your state. ("You" and "your" refer to the Policy owner, not the insured if different).

Hospital and Nursing Home Waiver:

      Any partial withdrawal or surrender made pursuant to your confinement, upon the recommendation of a licensed physician, to the following facilities for 30 or more consecutive days: (a) a hospital licensed or recognized as a general hospital by the state in which it is located; (b) a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; (c) a Medicare certified hospital; (d) a state licensed nursing home with a registered nurse on duty 24 hours a day; and (e) a Medicare certified long-term care facility. This waiver only applies to partial withdrawals and surrenders requested no later than 91 days after the last day of confinement to such facility. Proof of confinement must be provided. The nursing home waiver is not available if any Owner is confined to a nursing home or hospital facility on the date of issue (except in Pennsylvania). We will not accept any additional premiums under your Policy once you elect this waiver.

Disability Waiver:

      Any partial withdrawal or surrender while you are physically disabled. We may require proof of such disability, including written confirmation of approval of any claim for Social Security Disability Benefits. Proof of continued disability may be required through the date of any partial withdrawal or surrender. We reserve the right to have any Owner claiming such disability examined by a licensed physician of our choice and at our expense. We will not accept any additional premiums under your Policy once you elect this waiver.

      The disability waiver is not available if any Owner is receiving Social Security Disability Benefits on the date of issue (except in certain states) or is age 65 or older on the date of withdrawal.

Terminal Illness Waiver (Limited Life Expectancy Waiver in Pennsylvania):

      Any partial withdrawal or surrender after you are diagnosed with a terminal illness. A terminal illness is a medical condition that, with a reasonable degree of medical certainty, will result in your death within 12 months or less (24 months or less in Washington). We may require proof of such illness including written confirmation from a licensed physician. We reserve the right to have you examined by a licensed physician of our choice and at our expense. We will not accept any additional premiums under your Policy once you elect this waiver.

      The terminal illness waiver is not available if you are diagnosed with a terminal illness prior to or on the date of issue (except in certain states).

Unemployment Waiver:

      Any partial withdrawal or surrender in the event you become unemployed. The unemployment waiver is available upon submission of a determination letter from a state department of labor indicating you received unemployment benefits for at least 60 consecutive days prior to the election of such waiver. The unemployment waiver may be exercised only once and is not available if you are receiving unemployment benefits on the date of issue of the Policy (except in Pennsylvania).

Transplant Waiver:

      Any partial withdrawal or surrender if you undergo transplant surgery as an organ donor or recipient for the following body organs: heart, liver, lung, kidney, pancreas; or as a recipient of a bone marrow transplant. Within 91 days of surgery, you must submit a letter from a licensed physician (who is not the Owner or insured of this Policy) stating that you underwent transplant surgery for any of these organs. We reserve the right to have you examined by a physician of our choice and at our expense. This waiver may be exercised only once per transplant surgery.

Residence Damage Waiver:

      Any partial withdrawal or surrender if your primary residence suffers physical damage in the amount of $50,000 or more. To claim this waiver, send us a certified copy of a licensed appraiser's report stating the amount of the damage. This certified copy must be submitted within 91 days of the date of the appraiser's report. We reserve the right to obtain a second opinion by having the affected residence inspected by a licensed appraiser of our choice and at our expense, and to rely upon our appraiser's opinion. This waiver may be exercised only once per occurrence.

Death of Spouse or Minor Dependent Waiver:

      Partial withdrawals of the following percentage of Accumulation Value made within six months of your spouse's or minor dependent(s)' death: death of spouse, 50%; death of minor dependent(s), 25%. We must receive proof of death. This waiver may be exercised once for a spouse and once for each minor dependent, subject to no more than 50% of the Accumulation Value being withdrawn pursuant to this waiver each year. Subsequent withdrawals, or withdrawals above the waiver limit, are subject to the surrender charge.

o     SERIES FUND CHARGES; INVESTMENT ADVISORY FEES

      Each investment portfolio of the Series Fund is responsible for its own expenses. The net asset value per share for each investment portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each investment portfolio's prospectus which accompanies this Prospectus. These charges could be higher or lower in the future.

--------------------------------------------------------------------------------
POLICY DISTRIBUTIONS

      The principal purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or surrender the Policy for its Cash Surrender Value. Taxes, tax penalties and surrender charges may apply to amounts taken out of your Policy. Depending on the circumstances, receipt of a Policy loan may have federal income tax consequences. You may wish to consult your tax adviser before requesting a Policy loan.

o     POLICY LOANS

                    AMOUNT YOU CAN BORROW                                       LOAN INTEREST RATE
-------------------------------------------------------------------------------------------------------------------
Standard Policy Loan.  After the first Policy Year (at     Standard Policy Loan.  Net annual loan interest rate of
any time in Indiana), you may borrow up to 100% of the     2%: we charge an interest rate in advance with a 6%
Cash Surrender Value, less loan interest to the end of     effective annual yield, but we also credit an interest
the Policy Year, and less a Monthly Deduction that is      rate with an effective annual yield of 4% to any amounts
sufficient to continue the Policy in force for at least    in the Loan Account.
one month.
-------------------------------------------------------------------------------------------------------------------
Preferred Policy Loan.  Available beginning in the 10th    Preferred Policy Loan.  Net annual loan interest rate of
Policy Year.  Any loan outstanding at the beginning of     0%:  we charge an interest rate in advance with a 6%
the 10th Policy Year will become a preferred Policy loan   effective annual yield, but we also credit an interest
from that point forward.                                   rate with an effective annual yield of 6% to any amounts
                                                           in the Loan Account.
-------------------------------------------------------------------------------------------------------------------
                                We believe a preferred Policy loan will not affect tax
                                treatment of the Policy, but tax law is unclear on this
                                      point and we do not warrant its tax effect.
                    You may wish to consult your tax adviser before taking a preferred Policy loan.
-------------------------------------------------------------------------------------------------------------------

LOAN RULES:

o     The Policy must be assigned to us as sole security for the loan.

o We will transfer all loan amounts from the Subaccounts and the fixed account to a Loan Account. The amounts will be transferred on a pro rata basis. Transfers from the Subaccounts will result in the cancellation of accumulation units.

o Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest from the Subaccounts and the fixed account to the Loan Account on a pro rata basis.

o All or part of a loan may be repaid at any time while the Policy is in force. We will deduct the amount of a loan repayment from the Loan Account and allocate that amount among the Subaccounts and the fixed account in the same percentages as the Accumulation Value is allocated on the date of repayment. We will treat any amounts you pay us as a premium unless you specify that it is a loan repayment.

o The death benefit proceeds will be reduced by the amount of any loan outstanding and unpaid loan interest on the date of the insured's death.

o We may defer making a loan for six months (30 days in West Virginia) unless the loan is to pay premiums to us.

o     SURRENDER

      While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a surrender, all your rights in the Policy end.

SURRENDER RULES:

      o     The Policy must be returned to us to receive the Cash Surrender
            Value.

      o     A surrender charge may apply.

      o The maximum applicable Surrender Charge is described in your Policy and the Expenses section of this Prospectus.

      o     Surrenders may have tax consequences. See "Federal Tax Matters".

      o We may defer payment from the fixed account or the systematic transfer account for up to six months (30 days in West Virginia).

For amounts allocated to the fixed account and the systematic transfer account, the Cash Surrender Value is equal to or greater than the minimum Cash Surrender Values required by the state in which the Policy was delivered. The value is based on the Commissioners 1980 Standard Ordinary Mortality Table, the insured's age at last birthday, with interest which yields 4% on an annual basis.

o     PARTIAL WITHDRAWALS

      After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any surrender charge will be deducted from the Accumulation Value on the date we receive your request (either by Written Notice or, for amounts of $10,000 or less, by an authorized telephone transaction). Amounts withdrawn may be subject to a surrender charge (as defined in the Policy and the EXPENSES section of this Prospectus) unless one of the surrender charge waiver provisions is applicable.

      If Death Benefit Option 1 (described below) is in effect, then the current specified amount of insurance coverage will be reduced by the amount of any partial withdrawal and the Accumulation Value will be reduced by (a) the amount of the withdrawal, plus (b) the surrender charge applicable to the decrease in the current specified amount of insurance coverage. We will send you an amendment showing the new specified amount of insurance coverage after the withdrawal.

      If Death Benefit Option 2 (described below) is in effect, the Accumulation Value will be reduced by the amount of the partial withdrawal (but the specified amount of insurance coverage will not change).

PARTIAL WITHDRAWAL RULES:

o The minimum partial withdrawal amount is $250; the maximum is an amount such that the remaining Cash Surrender Value is not less than $500 and the specified amount of insurance coverage is at least $100,000 in Policy Years 1-5, and at least $50,000 thereafter.

o Partial withdrawals result in cancellation of accumulation units from each applicable Subaccount. Unless you instruct us otherwise, we will deduct withdrawal amounts from the Subaccounts, the fixed account and the systematic transfer account on a pro rata basis. No more than a pro rata amount may be withdrawn from the fixed account and the systematic transfer account.

o Withdrawals from the systematic transfer account will not affect the minimum monthly transfer amount from that account, so they will cause the total amount to be transferred to be completed in less time than originally anticipated.

o We reserve the right to defer withdrawals from the fixed account and the systematic transfer account for up to six months (30 days in West Virginia) from the date we receive your request.

o Partial withdrawals may change the minimum and target monthly premium requirements applicable to the NO-LAPSE PERIOD provision.

o     Partial withdrawals may have tax consequences.

o     DEATH BENEFIT

      We will pay a death benefit after we receive necessary documentation of the insured's death, and we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to a payment option (including a lump-sum payment) selected by the Beneficiary to the extent allowed by applicable law and any settlement agreement in effect at the insured's death. (See the PAYMENT OF PROCEEDS section below.) If neither you nor the Beneficiary makes a payment option election within 60 days of our receipt of documentation of the insured's death, we will issue a lump-sum payment to the Beneficiary.

DEATH BENEFIT OPTIONS

      You have a choice of one of two death benefit options. Option 1 is in effect unless you elect option 2.

Death Benefit Option 1:

The death benefit is the greater of:

(a)   the specified amount of insurance coverage on the date of death; or

(b) the Policy's Accumulation Value on the date of death plus the corridor amount.

The death benefit amount can be level at the specified amount of insurance coverage.

Death Benefit Option 2:

The death benefit is the Policy's Accumulation Value on the date of death plus the greater of:

(a)   the specified amount of insurance coverage on the date of death; or

(b)   the corridor amount.

The death benefit amount will always vary as the Accumulation Value goes up or down each day.

      The corridor amount equals the Accumulation Value on the insured's date of death multiplied by the corridor percentage from the table shown below for the insured's attained age.

     Attained      Corridor    Attained    Corridor    Attained    Corridor
        Age       Percentage      Age     Percentage      Age     Percentage
       0-40          150%         54          57%         68          17%
        41           143%         55          50%         69          16%
        42           136%         56          46%         70          15%
        43           129%         57          42%         71          13%
        44           122%         58          38%         72          11%
        45           115%         59          34%         73           9%
        46           109%         60          30%         74           7%
        47           103%         61          28%        75-90         5%
        48            97%         62          26%         91           4%
        49            91%         63          24%         92           3%
        50            85%         64          22%         93           2%
        51            78%         65          20%         94           1%
        52            71%         66          19%       95-100         0%
        53            64%         67          18%        100+          1%

      After the first Policy Year, you may change the death benefit option once each year. Changes in the death benefit option may change the specified amount of insurance coverage, because we will change the current specified amount of insurance coverage to maintain the level of death benefit in effect before the death benefit option change. Any resulting decrease in the specified amount of insurance coverage is subject to a surrender charge. Changes in the death benefit option may have tax consequences.

RULES FOR CHANGING THE DEATH BENEFIT OPTION:

      o A change in death benefit option takes effect on the date the Monthly Deduction is assessed after we receive your Written Notice to change.

      o After each change in death benefit option, we will send you an amendment to the Policy showing the option in effect and the new specified amount of insurance coverage.

      o A change in the current specified amount of insurance coverage resulting from a death benefit option change will change the minimum monthly and target monthly premium requirements applicable to the NO-LAPSE PERIOD provision.

CHANGE IN SPECIFIED AMOUNT OF INSURANCE COVERAGE

      After the first Policy Year, you may change the specified amount of insurance coverage once each year. Any change will take effect on the date the Monthly Deduction is assessed following the date we approve the change. We will send you an amendment to the Policy showing the new specified amount of insurance coverage after the change. Changes to the specified amount of insurance coverage may have tax consequences.

RULES FOR CHANGING SPECIFIED AMOUNT OF INSURANCE COVERAGE:

o An increase in the specified amount of insurance coverage requires a new application and evidence of insurability satisfactory to us.

o     No increases after attaining age 90.

o A decrease in the specified amount of insurance coverage is subject to a surrender charge on the amount of the decrease.

o A decrease is only allowed to the extent the specified amount of insurance coverage remains at least $100,000 during Policy Years 1-5; $50,000 thereafter.

o A change in the current specified amount of insurance coverage will change the minimum monthly and target monthly premium requirements applicable to the NO-LAPSE PERIOD provision.

o     PAYMENT OF PROCEEDS

      You may elect to have proceeds paid as annuity payments under any combination of the fixed and variable payout options shown in the Policy. In Maryland only fixed payout options are available. If a payout option is not chosen within 60 days of the date we receive satisfactory proof of death, we will make payment in a lump sum. The payout options are described in the SAI.

--------------------------------------------------------------------------------
FEDERAL TAX MATTERS


      The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS") as of the date of this prospectus. As provided in IRS regulations, you are hereby informed that this material is not intended and cannot be referred to or used (1) to avoid tax penalties, or (2) to promote, sell or recommend any tax plan or arrangement.


o     LIFE INSURANCE QUALIFICATION

      The Internal Revenue Code of 1986, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about the application of those tests to the Policy.

Tax laws affecting the Policy are complex. Tax results may vary among individual uses of a Policy. You are encouraged to seek independent tax advice in purchasing or making elections under the Policy.

      Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

      o the death benefit should be fully excludable from the Beneficiary's gross income; and

      o you should not be considered in constructive receipt of the Cash Surrender Value, including any increases, unless and until it is distributed from the Policy.

      We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

      Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Accumulation Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.

      A Policy issued in exchange for a modified endowment contract is subject to tax treatment as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

o     TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS

      Upon a surrender or lapse of the Policy or when benefits are paid at the Policy's maturity date, if the amount received plus any loan amount exceeds the investment in the Policy (see box below), the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.


      "INVESTMENT IN THE POLICY" means:

      o the aggregate amount of any premium payments or other consideration paid for the Policy, minus

      o the aggregate amount received under the Policy which has previously been or is currently excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus

      o the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the Owner's gross income.


      Distributions other than Death Benefits from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including surrenders and partial withdrawals, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Policy (see box above) at such time.

      (2) Loans from or secured by the Policy are treated as distributions and taxed accordingly.

      (3) A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

      Distributions other than Death Benefits from Policies Not Classified as Modified Endowment Contracts are generally treated as first recovering the investment in the Policy and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first fifteen years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

      Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that preferred loans could be treated as distributions rather than loans.

      Neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax rule. If a Policy which is not a modified endowment contract becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change in such status will become taxable in accordance with the modified endowment contract rules discussed above.

o     OTHER POLICY OWNER TAX MATTERS

      Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a withdrawal, a surrender or lapse, a change in Ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of Ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or Beneficiary.

      Interest Paid on Policy loans generally is not tax deductible.

      Aggregation of modified endowment contracts. Pre-death distributions (including a loan, partial withdrawal, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

      Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

      Accelerated Death Benefit Rider. We believe that payments received under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

      Paid-Up Life Insurance Rider. The tax consequences associated with the paid-up life insurance rider are unclear. You should consult a qualified tax adviser about the tax consequences of electing this Policy rider.

      The Policy may continue after the insured attains age 100. The tax consequences associated with continuing a Policy beyond age 100 are unclear. A tax adviser should be consulted on this issue.

      Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the Beneficiary's individual circumstances.

      Diversification requirements. Code Section 817(h) requires investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with the diversification requirements could subject you to immediate taxation on the incremental increases in Accumulation Value of the Policy plus the cost of insurance protection for the year. However, we believe the Policy, through the underlying investment portfolios, complies fully with such requirements.

      Owner control. In certain circumstances, your control of the investments of the Variable Account may cause you, rather than us, to be treated as the Owner of the assets in the Variable Account. If you are considered the Owner of the assets of the Variable Account, income and gains from the Variable Account would be included in your gross income.

      The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners were not owners of variable account assets. For example, you have additional flexibility in allocating Policy premium and Accumulation Values. These differences could result in you being treated as the Owner of a pro rata share of the assets of the Variable Account. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Variable Account.


      Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. The use of the Policy in connection with these arrangements may duplicate the tax deferral qualities of the arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.


      Split-Dollar Arrangements. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

      Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") may prohibit, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.


      Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

      Tax Shelter Regulations. Prospective owners should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

      Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

      Possible tax law changes. There is always a possibility that the tax treatment of the Policy could change, by legislation or otherwise. You should consult a tax adviser with respect to possible tax law changes and their effect on your intended use of the Policy.

      No Guarantees Regarding Tax Treatment. We cannot guaranty the tax treatment of the Policy or any transaction involving the Policy. You should consult with a tax adviser if you have tax questions about the Policy.

--------------------------------------------------------------------------------
MISCELLANEOUS

o     TELEPHONE TRANSACTIONS

TELEPHONE TRANSACTIONS PERMITTED:      TELEPHONE TRANSACTION RULES:
o     Transfers.                       o      Only you may elect.  Do so on the Policy application or by prior Written Notice to us.

o     Partial withdrawals or           o      Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m.
      loans of $10,000 or less                Central Time); if later, the transaction will be processed the next Business Day.
      by you (may be restricted
      in community property states).   o      Will be recorded for your protection.

o     Change of premium                o      For security, you must provide your Social Security number and/or other identification
      allocations.                            information.

                                       o      May be discontinued at any time as to some or all Owners.

                                       o      For any transaction that would reduce or impair the death benefit, consent from any irrevocable beneficiary is required.

      We are not liable for following telephone transaction instructions we reasonably believe to be genuine. Any Owner individually can make telephone transactions, even if there are joint Owners.

o     DISTRIBUTION OF THE POLICIES

      Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha, Nebraska 68175, is the principal underwriter of the Policy. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. MOIS contracts with one or more registered broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable life insurance. Commissions paid to Distributors may be up to 115% of target premium for the first Policy Year and up to 5% of target premium thereafter. Distributors may receive additional compensation for amounts received in excess of target premium. We may also pay other distribution expenses such as renewal fees and production incentive bonuses, including non-cash awards. These distribution expenses do not result in any charges under the Policies that are not described under the EXPENSES section of this Prospectus.


      For the fiscal year ended December 31, 2008, United paid $206,545 in total compensation to MOIS; of this amount MOIS retained $133,042 as concessions for its services as principal underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers. In 2007, these amounts were $294,660 and $170,993 respectively. In 2006, these amounts were $332,366 and $207,729 respectively.


o     LEGAL PROCEEDINGS

      United of Omaha and its affiliates, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no legal proceedings pending or threatened to which United of Omaha, the Variable Account, or MOIS is a party that are reasonably likely to materially affect the Variable Account, our ability to meet our obligations under the Policy, or MOIS's ability to perform its obligations as distributor of the Policies.

o     FINANCIAL STATEMENTS

      Our statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account are contained in the Statement of Additional Information. You should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account and/or the Statement of Additional Information, please call or write us at our administrative office.

o     USA PATRIOT ACT NOTICE

      The USA Patriot Act requires financial institutions to notify their customers that the financial institution is required to collect information in order to verify the identity of the owner(s) of any policy or account. In order to satisfy our "Customer Identification Verification" obligation, we may require you to provide us with documents and information necessary to verify your identity. This verification process may include the use of third-party sources to verify the information provided to us.

o     PRIVACY NOTICE

      We are obligated by law to provide you with our privacy notice on an annual basis. Our current privacy notice appears on the following page.

                      MUTUAL OF OMAHA and SECURITY BENEFIT
                      PRIVACY NOTICE - PERSONAL INFORMATION
                            For Plans Administered by
                                Security Benefit
--------------------------------------------------------------------------------

This Privacy Notice applies to the Personal Information of customers of the Mutual of Omaha companies that own variable life insurance or annuities administered by certain subsidiaries of Security Benefit Corporation ("Security Benefit"). The Mutual of Omaha companies include:

      o     United of Omaha Life Insurance Company

      o     Companion Life Insurance Company

The Notice applies to our current as well as former customers.

                       WHY YOU ARE RECEIVING THIS NOTICE

The federal Financial Services Modernization Act and state privacy laws require us to send you an annual Notice. This Notice describes how we collect, use, and protect the Personal Information you entrust to us.

Depending on the type of products you have with us, you may also receive a privacy notice required by a federal law which relates to the privacy of your medical information. That notice is titled "Privacy Notice -- Medical Information". Except as permitted or required by law, and as described in the "Privacy Notice - Medical Information", we do not disclose your medical information.

                              PERSONAL INFORMATION

PERSONAL INFORMATION means information that we collected about you, such as name, address, Social Security number, income, marital status, employment and similar personal information.

                             INFORMATION WE COLLECT

In the normal course of business we may collect Personal Information about you from:

      o     Applications or other forms we receive from you.

      o     Your transactions with us, such as your payment history.

      o     Your transactions with other companies.

                              INFORMATION WE SHARE

In the normal course of business we may share your Personal Information among the Mutual of Omaha companies and Security Benefit. Depending on the products you have with us, the type of information we share could include:

      o     Your name.

      o     Your income.

      o     Your Social Security number.

      o     Other identifying information you give us.

      o     Your transactions with us, such as your payment history.

We do not share Personal Information outside of the Mutual of Omaha companies and Security Benefit except as required or permitted by law.

                         HOW WE PROTECT YOUR INFORMATION

We do not sell information about current or former customers. We disclose information to third parties only as needed to process transactions or service your account. The Mutual of Omaha companies and Security Benefit will not otherwise share your Personal Information with third parties except as required or permitted by law.

We restrict access to your Personal Information. It is given only to the employees of the Mutual of Omaha companies and others, like Security Benefit, who need to know the information to process transactions or service your account.

We have physical, electronic and procedural safeguards in place to make sure your Personal Information is protected. These safeguards follow legal standards and established security standards and procedures.

MC32773

--------------------------------------------------------------------------------
DEFINITIONS

ACCUMULATION VALUE is the dollar value of amounts accumulated under the Policy (in both the variable investment options and the fixed rate options).

ALLOCATION DATE is the first Business Day following the completion of your "right to examine" period.

BENEFICIARY is the person(s) or other legal entity who receives the death benefits of the Policy, if any, upon the insured's death. If there are joint Owners, the surviving joint Owner is the primary Beneficiary and any named Beneficiary is a contingent Beneficiary.

BUSINESS DAY is each day that the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE is the Accumulation Value, less any Policy loans, unpaid loan interest, and any applicable surrender charge.

LOAN ACCOUNT is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the Variable Account. The Loan Account is part of our general account.

MONTHLY DEDUCTION is a monthly charge that includes a mortality and expense risk charge, an administrative charge, a charge for the cost of any riders in effect for that month and a cost of insurance charge.

NET AMOUNT AT RISK means the death benefit less the Accumulation Value on a Monthly Deduction date after deducting the rider charges, if any, the risk charge for the current month, and the administrative charge. If the Policy's death benefit option is option 2, the Net Amount at Risk is the specified amount of insurance coverage.

NO-LAPSE PERIOD is a period of time during which the Policy will not lapse as long as specified premiums are paid and no withdrawals are taken or Policy loans are outstanding.

OWNER is you--the person(s) who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy (except for certain approved telephone transactions).

POLICY is the Ultra Variable Life Policy, a flexible premium variable life insurance policy offered by us through this Prospectus.

POLICY YEAR/MONTH/ANNIVERSARY are measured from respective anniversary dates of the date of issue of the Policy.

SAI is the statement of additional information that is available free upon request (see cover page). It contains financial statements and other information about Us and the Policy.

SERIES FUNDS are open-end investment management companies (commonly called mutual funds) in which the Variable Account invests.

SUBACCOUNT is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

US, WE, OUR, UNITED OF OMAHA is United of Omaha Life Insurance Company.

VALUATION PERIOD is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business for the next succeeding Business Day.

VARIABLE ACCOUNT is United of Omaha Separate Account B, a separate account maintained by us.

WRITTEN NOTICE is written notice, signed by you, that gives us the information we require and is received at the Security Benefit Life Insurance Company, United of Omaha Variable Product Services, P.O. Box 750497, Topeka, Kansas 66675-0497.

YOU, YOURS is you, the Owner of the Policy who may exercise all rights and privileges under the Policy.

                       STATEMENT OF ADDITIONAL INFORMATION

      You may obtain, at no cost, a Statement of Additional Information which contains more details concerning the disclosures in this Prospectus by contacting us. You may also access it in our registration on the SEC's web site (http://www.sec.gov), or you may review and copy it at the SEC's Public Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).

     Here is the table of contents to our Statement of Additional Information:

--------------------------------------------------------------------------------
CONTENTS                                                                 PAGE(S)
--------------------------------------------------------------------------------
ADDITIONAL POLICY INFORMATION                                               3
   The Policy                                                               3
   Misstatement of Age or Sex                                               3
   Suicide                                                                  3
   Incontestability                                                         3
   Minor Owner or Beneficiary                                               3
   Sales to Employees                                                       3
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ON DETERMINATION OF ACCUMULATION VALUE               4
--------------------------------------------------------------------------------
PAYMENT OF PROCEEDS                                                         5
   Payout Options                                                           5
   Rules for Payment of Proceeds                                            6
   Transfers Between Fixed and Variable Payout Options                      6
--------------------------------------------------------------------------------
MISCELLANEOUS                                                               7
   Voting Rights                                                            7
   Distribution of Materials                                                7
   State Regulation                                                         7
   Reports to You                                                           7
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                                        8
   Index to Financial Statements                                            8
--------------------------------------------------------------------------------

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

The Statement of Additional Information contains additional information about the Variable Account and United of Omaha Life Insurance Company. To learn more about the Policy, you should read the Statement of Additional Information dated the same date as this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, Cash Surrender Values and Accumulation Values, and to request other information about the Policy, please call 1-800-238-9354 or write to us at our administrative office.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Policy. Information about us and the Policy (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration Number 811-08011.

--------------------------------------------------------------------------------

      This Prospectus may only be used to offer the Policy where the Policy may lawfully be sold. No one is authorized to give information or make representations about the Policy that is not in the Prospectus; if anyone does so, you should not rely upon it as being accurate or adequate.

      This Prospectus generally describes only the variable investment options, except when the fixed rate options are specifically mentioned.

--------------------------------------------------------------------------------
      DO YOU HAVE QUESTIONS?

      If you have questions about your Policy or this Prospectus, you may contact your agent or broker who gave this Prospectus to you, or you may contact us at: Security Benefit Life Insurance Company, United of Omaha Variable Product Services, P.O. Box 750497, Topeka, Kansas 66675-0497. Telephone 1-800-238-9354.
--------------------------------------------------------------------------------


6966 (5-08)                                                          32-69663-00

                       UNITED OF OMAHA SEPARATE ACCOUNT B
                                  (REGISTRANT)


                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


                            VARIABLE PRODUCT SERVICES
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497
                            TELEPHONE: (800) 238-9354


                       STATEMENT OF ADDITIONAL INFORMATION
           INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information ("SAI") contains additional information regarding ULTRA VARIABLE LIFE, an individual flexible premium variable life insurance policy (the "Policy") offered by United of Omaha Life Insurance Company ("United of Omaha") and provides information about United of Omaha. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2009 (the "Prospectus") and the prospectuses for the investment portfolios. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Terms used in the Prospectus are incorporated in this SAI.

      The date of this Statement of Additional Information is May 1, 2009.






6966A (R5-08)                                                        32-69663-01

--------------------------------------------
CONTENTS


        ----------------------------------------------------------------------- ----------
        CONTENTS                                                                 PAGE(S)
        ----------------------------------------------------------------------- ----------
        ADDITIONAL POLICY INFORMATION                                               3
                 The Policy                                                         3
                 Misstatement of Age or Sex                                         3
                 Suicide                                                            3
                 Incontestability                                                   3
                 Minor Owner or Beneficiary                                         3
                 Sales to Employees                                                 3
        ----------------------------------------------------------------------- ----------
        ADDITIONAL INFORMATION ON DETERMINATION OF ACCUMULATION VALUE               4
        ----------------------------------------------------------------------- ----------
        PAYMENT OF PROCEEDS                                                         5
                 Payout Options                                                     5
                 Rules for Payment of Proceeds                                      6
                 Transfers Between Fixed and Variable Payout Options                6
        ----------------------------------------------------------------------- ----------
        MISCELLANEOUS                                                               7
                 Voting Rights                                                      7
                 Distribution of Materials                                          7
                 State Regulation                                                   7
                 Reports to You                                                     7
        ----------------------------------------------------------------------- ----------
        FINANCIAL STATEMENTS                                                        8
                 Index to Financial Statements                                      8
        ----------------------------------------------------------------------- ----------

--------------------------------------------
ADDITIONAL POLICY INFORMATION

o    THE POLICY

     The entire contract is made up of the Policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the Policy.

o    MISSTATEMENT OF AGE OR SEX

     If the insured's age or sex is misstated, all Policy payments and benefits will be those that the premiums paid would have purchased at the correct age and sex.

o    SUICIDE

     We will not pay the death benefit if the insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the date of issue (and, in Missouri, the insured intended suicide at the time coverage was applied for). Instead, we will pay the sum of the premiums paid since issue less any loans and unpaid loan interest and less any partial withdrawals.

     We will not pay that portion of the death benefit resulting from an increase in the specified amount of coverage if the insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the effective date of the increase (and in Missouri, the insured intended suicide at the time coverage was applied for). Instead, we will pay the sum of the premiums paid for the increase less any loans and partial withdrawals since the date of the increase.

o    INCONTESTABILITY

     We will not contest the validity of the Policy after it has been in force during the lifetime of the insured for two years from the date of issue or for two years from the date of reinstatement.

     We will not contest the validity of an increase in the specified amount of coverage after the Policy has been in force during the lifetime of the insured for two years from the effective date of the increase. Any contest of an increase in the specified amount of coverage will be based on the application for that increase.

o    MINOR OWNER OR BENEFICIARY

     A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary share to a minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

o    SALES TO EMPLOYEES

     Certain distribution costs may be waived for sales to employees of United of Omaha and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees and/or waive certain charges to the extent of the distribution or other costs that are waived.

--------------------------------------------
ADDITIONAL INFORMATION ON DETERMINATION
OF ACCUMULATION VALUE

     The accumulation unit value for a Subaccount on any Business Day is calculated as follows:

     (a) the net asset value per share of the applicable investment portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; divided by

     (b) the total number of accumulation units held in the Subaccount on the Business Day, before the purchase or redemption of any shares on that date.

     The accumulation value of the fixed account on the date of each Monthly Deduction, before deducting the Monthly Deduction, equals:

     (a)  the accumulation value as of the date of the last Monthly Deduction;
          plus

     (b) any net premiums credited since the date of the last Monthly Deduction; plus

     (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction; plus

     (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction; less

     (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction; less

     (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction; less

     (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction; plus

     (h)  interest credited to the fixed account.

     The accumulation value of the fixed account on any date other than a Monthly Deduction date equals:

     (a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; plus

     (b) any net premiums credited since the date of the last Monthly Deduction, accumulated with interest from the date received to the date of calculation; plus

     (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; plus

     (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less

     (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less

     (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less

     (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation.

     The accumulation value of the systematic transfer account on the date of each Monthly Deduction before deducting the Monthly Deduction equals:

     (a)  the accumulation value as of the last Monthly Deduction date; less

     (b) any transfers from the systematic transfer account to the Subaccounts since the date of the last Monthly Deduction; less

     (c) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction; less

     (d) any transfers from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction; plus

     (e)  interest credited to the systematic transfer account.

     The accumulation value of the systematic transfer account on any valuation date other than the date of a Monthly Deduction equals:

     (a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; less

     (b) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation; less

     (c) any transfer from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation.

--------------------------------------------
PAYMENT OF PROCEEDS

o    PAYOUT OPTIONS


     NOTE: Unless you elect a payout option        -----------------------------
with a guaranteed period or option 1, (described   |The longer the guaranteed  |
below) it is possible only one payment would be |or projected proceeds | made under the payout option if the payee died |payment option period, the | before the due date of the second annuity payment, |lower the amount of each |
only two annuity payments would be made if the     |payment.                   |
payee died before the due date of the third        ----------------------------
annuity payment, etc. If the continuation of variable payments being made under an option does not depend upon the payee's remaining alive, you may surrender your Policy and receive the commuted value of any unpaid payments. However, if your payment under an option depends upon the payee's continued life, you cannot surrender your Policy for cash. In this case, once option payments commence, payments will end upon the payee's death.

1) Proceeds Held on Deposit at Interest. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

2) Income of a Specified Amount. Proceeds are paid in monthly installments of a specified amount over at least a five-year period until proceeds, with interest, have been fully paid.

3) Income for a Specified Period. Periodic payments of proceeds are paid for the number of years chosen. If no other frequency is selected, payments will be made monthly. A table in the Policy illustrates monthly incomes for each $1,000 of proceeds, which include interest.

4) Lifetime Income. Proceeds are paid as monthly income for as long as the payee lives. The amount of the monthly income annuity payment will be an amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 2000a mortality table) or, if more favorable to the payee, our then current lifetime monthly income rates for payment of proceeds. If a variable payout option is chosen, all variable proceeds payments, other than the first variable payment, will vary in amount according to the investment performance of the applicable variable investment options.

     Guarantees Available for the Lifetime Income Option:
     ---------------------------------------------------

     Guaranteed Period - An amount of monthly income is guaranteed for a specified number of years and thereafter as long as the payee lives.

     Guaranteed Amount - An amount of monthly income is guaranteed until the sum of payments equal the proceeds placed under the option and as long after that as the payee lives. If any lifetime option with a guaranteed period provides installment payments of the same amount at some ages for different guaranteed periods, then we will provide payments for the longest guaranteed period that is available at that age and amount.

5)   Lump Sum. Proceeds are paid in one sum.

6) Other Options. We may be able to accommodate making proceeds payments under other options, including joint and survivor periods. Contact us for more information.

o    RULES FOR PAYMENT OF PROCEEDS:

o Payees must be individuals who receive payments on their own behalf unless otherwise agreed to by us.

o    Any option chosen will be effective when we acknowledge it.

o We may require proof of your age or survival or the age or survival of the payee.

o We reserve the right to pay the proceeds in one sum when the amount is less than $2,000, or when the option of payment chosen would result in periodic payments of less than $20.

o When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed option.

     Fixed Proceeds Payments: Fixed payments are available under all six payout options described above. The proceeds will be transferred to our general account, and the payments will be fixed in amount by the provisions selected and the age and sex (if consideration of sex is allowed) of the payee. The interest rate used in the payout options is guaranteed to yield 3% on an annual basis. We may, at our sole discretion, declare additional interest to be paid or credited annually for payout options 1, 2, 3, or 6. The guaranteed amounts are based on the 2000a mortality table, and an interest rate that is guaranteed to yield 3% annually. Current interest rates may be obtained from us.

     Variable Proceeds Payments: Only payout options 2, 4, and 6 are available for variable payments. The dollar amount of the first monthly payment will be determined by applying the proceeds allocated to variable Subaccounts to the variable payout options table shown in the Policy applicable to the payout option chosen. The tables are determined from the 2000a Mortality Table ALB. If more than one Subaccount has been selected, the Accumulation Value of each Subaccount is applied separately to the applicable table to determine the amount of the first payment attributable to that particular Subaccount.

     All variable payments other than the first will vary in amount according to the investment performance of the applicable Subaccounts. We guarantee that the dollar amount of each variable payment after the first will not be affected by actual expenses (except changes in fund management expenses) or changes in mortality experience. The amount of each subsequent payment equals the number of variable payment units for each Subaccount, multiplied by the value of a variable payment unit for that Subaccount 10 days prior to the date the variable payment is due. This amount may increase or decrease from month to month. The number of units for each Subaccount is determined by dividing the amount of the first payment attributable to that Subaccount by the value of a unit in that Subaccount when the first payment is determined.

     If the net investment return of a Subaccount for a payment period is equal to the pro-rated portion of the assumed investment rate, the variable payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the assumed investment rate for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of the assumed investment rate, the payment for that period will be less than the payment for the prior period. A charge equal on an annual basis to 1.20% of the daily net asset value of the Variable Account is deducted to compensate us for the administrative and other costs and risks associated with the variable payment options.

o    TRANSFERS BETWEEN FIXED AND VARIABLE PAYOUT OPTIONS



     The payee may exchange the value of a designated    -----------------------
number of variable payment units of a particular         |4 transfers are      |
Subaccount into other variable payment units, the        |allowed each Policy  |
value of which would be such that the dollar amount |Year that a payout | of a payment made on the date of the exchange would be |option is in effect. |
unaffected by the exchange.                              -----------------------

     Transfers may be made between Subaccounts and from a Subaccount to the fixed account. No exchanges may be made from the fixed account to the Subaccounts. Transfers will be made using the variable payment unit values for the valuation period during which we receive any request.

--------------------------------------------
MISCELLANEOUS

o    VOTING RIGHTS

     We are the legal owner of the shares of the investment portfolio held by the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the investment portfolios. However, to the extent required by law, we will vote shares held in the Variable Account at meetings of the shareholders of the investment portfolios in accordance with instructions received from Policy Owners. The Series Funds, as mutual funds, generally do not hold regular annual shareholder meetings. To obtain voting instructions from Policy Owners before a meeting of shareholders of a particular investment portfolio, we may send voting instruction material, a voting instruction form and any other related material to Policy Owners with Accumulation Value in the Variable Account corresponding to that investment portfolio. We will vote shares held in a Variable Account for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the investment portfolios in our own right, then we may elect to do so. We may disregard Policy Owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment goals of one or more of the investment portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of an investment portfolio, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, Policy Owners will be advised of that action and of our reasons for doing so in our next report to Policy Owners.

o    DISTRIBUTION OF MATERIALS

     We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box in accordance with the rules of the Securities and Exchange Commission.

o    STATE REGULATION

     We are subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policy has been approved by the Department of Insurance of the State of Nebraska and insurance departments of other jurisdictions.

     We submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purpose of determining solvency and compliance with insurance laws and regulations.

o    REPORTS TO YOU

     We will send you a statement at least annually showing your Policy's death benefit, Accumulation Value and any outstanding Policy loan balance. We will also confirm Policy loans, Subaccount transfers, lapses, surrenders and other Policy transactions as they occur. You will receive such additional periodic reports as may be required by the SEC.

--------------------------------------------
FINANCIAL STATEMENTS

     The financial statements of each of the Subaccounts which comprise United of Omaha Separate Account B as of December 31, 2008 and for each of the periods in the two year period then ended, and the financial highlights for each of the periods in the five year period then ended, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, Omaha, Nebraska, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The statutory financial statements of United of Omaha Life Insurance Company (a wholly-owned subsidiary of Mutual of Omaha Insurance Company) as of December 31, 2008 and 2007, and for the three years in the period ended December 31, 2008 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in each of the Subaccounts of United of Omaha Separate Account B. The primary business address of Deloitte & Touche LLP, is First National Tower, 1601 Dodge Street, Suite 3100, Omaha, Nebraska 68102.


-------------------------------

->   INDEX TO FINANCIAL STATEMENTS

United of Omaha Life Insurance Company
     Independent Auditors' Report..............................................................................F-3
     Statutory Statements of Admitted Assets, Liabilities and Surplus as of December 31, 2008 and 2007.........F-4
     Statutory Statements of Operations for the Years Ended December 31, 2008, 2007 and 2006...................F-5
     Statutory Statements of Changes in Surplus for the Years Ended December 31, 2008, 2007 and 2006...........F-6
     Statutory Statements of Cash Flows for the Years Ended December 31, 2008, 2007 and 2006...................F-7
     Notes to Statutory Financial Statements...................................................................F-8
United of Omaha Separate Account B
     Report of Independent Registered Public Accounting Firm..................................................F-42
     Statements of Net Assets, December 31, 2008..............................................................F-43
     Statements of Operations and Changes in Net Assets for the Periods Ended December 31, 2008 and 2007......F-44
     Notes to Financial Statements............................................................................F-60


United of Omaha Life
Insurance Company
(A Wholly Owned Subsidiary of
Mutual of Omaha Insurance Company)

Statutory Financial Statements as of
December 31, 2008 and 2007, and for the
Years Ended December 31, 2008, 2007, and 2006, and Independent Auditors' Reports

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                        PAGE

INDEPENDENT AUDITORS' REPORT                                             F-3

STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 AND 2007
AND FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006:

Statements of Admitted Assets, Liabilities and Surplus                   F-4

Statements of Operations                                                 F-5

Statements of Changes in Surplus                                         F-6

Statements of Cash Flows                                                 F-7

Notes to Statutory Financial Statements                              F-8 - F-40

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
United of Omaha Life Insurance Company
Omaha, Nebraska

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of United of Omaha Life Insurance Company (the "Company") (a wholly owned subsidiary of Mutual of Omaha Insurance Company) as of December 31, 2008 and 2007, and the related statutory statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Nebraska Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on such financial statements of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America are described in Note 21.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of United of Omaha Life Insurance Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

However, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of United of Omaha Life Insurance Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, on the basis of accounting described in Note 1.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Omaha, Nebraska
April 16, 2009

 UNITED OF OMAHA LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
AS OF DECEMBER 31, 2008 AND 2007
--------------------------------------------------------------------------------

                                                                                                2008                2007
ADMITTED ASSETS
Cash and invested assets:

   Bonds                                                                                  $  8,821,206,279   $  9,198,213,667
   Common stocks -- unaffiliated                                                                35,478,753         11,062,882
   Common stocks -- affiliated                                                                 106,701,490         90,840,427
   Preferred stocks                                                                              1,845,898            921,420
   Mortgage loans                                                                            1,628,326,660      1,299,171,078
   Real estate properties occupied by the Company -- net of accumulated depreciation of
   $87,950,729 in 2008 and $84,207,586 in 2007                                                  71,140,559         70,314,192
   Investment real estate -- net of accumulated depreciation of $543,886 in 2008 and
     $539,340 in 2007                                                                              217,882            222,428
   Real estate held for sale -- net of accumulated depreciation of $9,437 in 2007                        -            429,376
   Contract loans                                                                              166,522,924        160,734,066
   Cash and cash equivalents                                                                    (8,974,572)        27,057,405
   Short-term investments                                                                      101,154,345        113,146,700
   Other invested assets                                                                       316,387,384        229,492,915
                                                                                          ----------------   ----------------

       Total cash and invested assets                                                       11,240,007,602     11,201,606,556

Investment income due and accrued                                                               90,333,229         89,316,035
Premiums deferred and uncollected                                                              289,721,952        264,998,146
Reinsurance recoverable                                                                         34,774,473         47,622,973
Receivable from parent, subsidiaries and affiliates                                              4,434,426                  -
Federal income taxes receivable                                                                 13,862,893          4,060,175
Net deferred tax assets                                                                         54,240,122         31,729,279
Other assets                                                                                     9,920,196          7,344,035
Separate accounts assets                                                                     1,141,942,435      1,581,180,413
                                                                                          ----------------   ----------------

       Total admitted assets                                                              $ 12,879,237,328   $ 13,227,857,612
                                                                                          ================   ================

LIABILITIES

Policy reserves:
   Aggregate reserve for life policies and contracts                                      $  7,692,209,251   $  7,676,104,638
   Aggregate reserve for accident and health policies and contracts                            253,525,232        207,071,209
   Deposit-type contracts                                                                    1,775,910,759      1,554,059,374
   Policy and contract claims                                                                  239,928,272        236,565,639
   Other                                                                                       149,254,532        153,067,100
                                                                                          ----------------   ----------------

       Total policy reserves                                                                10,110,828,046      9,826,867,960

Interest maintenance reserve                                                                    26,896,940         32,314,966
Asset valuation reserve                                                                         78,638,788         63,382,272
General expenses and taxes due or accrued                                                       22,435,287         21,864,732
Federal income taxes due or accrued                                                                      -            999,998
Payable to parent, subsidiaries and affiliates                                                   4,155,727         21,488,251
Borrowings                                                                                     146,000,000        200,241,722
Other liabilities                                                                              152,067,867        121,457,407
Separate accounts liabilities                                                                1,141,942,435      1,581,180,413
                                                                                          ----------------   ----------------

       Total liabilities                                                                    11,682,965,090     11,869,797,721
                                                                                          ----------------   ----------------

SURPLUS

Capital stock, $10 par value, 900,000 shares authorized, issued and outstanding                  9,000,000          9,000,000
Gross paid-in and contributed surplus                                                          472,558,051        472,558,051
Unassigned surplus                                                                             714,714,187        876,501,840
                                                                                          ----------------   ----------------
       Total surplus                                                                         1,196,272,238      1,358,059,891
                                                                                          ----------------   ----------------
       Total liabilities and surplus                                                      $ 12,879,237,328   $ 13,227,857,612
                                                                                          ================   ================

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006
--------------------------------------------------------------------------------

                                                                                       2008              2007              2006
INCOME:
   Net premiums and annuity considerations                                        $ 1,855,298,156  $ 1,466,700,391  $ 1,262,550,235
   Net investment income                                                              643,985,425      692,162,537      649,018,884
   Other income                                                                        29,078,865       76,102,122       75,881,893
                                                                                  ---------------  ---------------  ---------------

       Total income                                                                 2,528,362,446    2,234,965,050    1,987,451,012
                                                                                  ---------------  ---------------  ---------------

BENEFITS AND EXPENSES:
   Policyholder benefits                                                            1,857,157,903    1,605,850,107    1,758,690,628
   Increase (decrease) in reserves                                                     62,558,637        9,486,523     (228,895,099)
   Commissions                                                                        147,644,408      132,970,722      120,126,840
   Operating expenses                                                                 471,919,418      386,724,777      298,903,682
                                                                                  ---------------  ---------------  ---------------

       Total benefits and expenses                                                  2,539,280,366    2,135,032,129    1,948,826,051
                                                                                  ---------------  ---------------  ---------------

Net gain (loss) from operations before federal
   income taxes (benefits) and net realized capital losses                            (10,917,920)      99,932,921       38,624,961

Federal income taxes (benefits)                                                        (2,212,313)       9,437,801       12,199,848
                                                                                  ---------------  ---------------  ---------------

Net (loss) gain from operations before net
   realized capital losses                                                             (8,705,607)      90,495,120       26,425,113

Net realized capital losses -- net of taxes (benefits) of $564,641, $611,931, and ($1,137,809) and transfers to (from) the interest maintenance reserve of
   $258,055, ($190,332), and $3,816,507, respectively                                 (60,863,473)      (1,855,318)     (15,160,530)
                                                                                  ---------------  ---------------  ---------------

Net income (loss)                                                                 $   (69,569,080) $    88,639,802  $    11,264,583
                                                                                  ===============  ===============  ================

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006
--------------------------------------------------------------------------------

                                                                       2008            2007             2006
CAPITAL STOCK                                                   $     9,000,000  $     9,000,000  $     9,000,000
                                                                ---------------  ---------------  ---------------

GROSS PAID-IN AND CONTRIBUTED SURPLUS:
   Balance -- beginning of year                                     472,558,051      362,723,580      362,723,580
   Capital contribution                                                       -      109,834,471                -
                                                                ---------------  ---------------  ---------------

   Balance -- end of year                                           472,558,051      472,558,051      362,723,580
                                                                ---------------  ---------------  ---------------

UNASSIGNED SURPLUS:
   Balance -- beginning of year                                     876,501,840      848,178,477      836,472,339
   Net (loss) income                                                (69,569,080)      88,639,802       11,264,583
   Dividends to parent                                             (115,000,000)               -      (22,497,371)
   Change in:
   Net unrealized capital gains (losses) -- net of taxes of
       $7,005,906, $146,073 and $2,989,609, respectively             18,872,031       (6,991,650)      11,481,643
   Foreign exchange capital gains -- net of taxes of
       $1,394,198 and $1,324,097, respectively                        2,589,222        2,459,036                -
   Net deferred income taxes (benefits)                              30,465,253      (23,939,677)      (9,103,879)
   Non-admitted assets                                              (12,172,044)      (7,621,093)      41,481,580
   Asset valuation reserve                                          (15,256,516)     (25,254,056)     (15,552,886)
   Deferred gain on coinsurance -- net of taxes of $924,279,
       $1,515,138 and $2,890,210, respectively                       (1,716,519)      (2,813,827)      (5,367,532)
   Other -- net                                                               -        3,844,828                -
                                                                ---------------  ---------------  ---------------

   Balance -- end of year                                           714,714,187      876,501,840      848,178,477
                                                                ---------------  ---------------  ---------------

TOTAL SURPLUS                                                   $ 1,196,272,238  $ 1,358,059,891  $ 1,219,902,057
                                                                ===============  ===============  ===============

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006
--------------------------------------------------------------------------------

                                                                       2008             2007               2006
CASH FLOWS FROM (USED FOR) OPERATING ACTIVITIES:
   Net premiums and annuity considerations                       $ 1,823,279,069   $ 1,467,986,203   $ 1,241,059,451
   Net investment income                                             630,595,358       677,751,669       634,335,603
   Other income                                                       28,990,004        80,614,288        74,879,316
   Policyholder benefits                                          (1,839,297,572)   (1,729,455,486)   (1,737,204,776)
   Net transfers (to) from separate accounts                             101,726          (166,561)          (72,035)
   Commissions and operating expenses                               (610,478,487)     (523,951,524)     (409,843,669)
   Federal income taxes (paid to) received from parent                (9,155,045)      (22,054,173)       23,304,395
                                                                 ---------------   ---------------   ---------------

       Net cash from (used for) operating activities                  24,035,053       (49,275,584)     (173,541,715)
                                                                 ---------------   ---------------   ---------------

CASH FLOWS FROM (USED FOR) INVESTING ACTIVITIES:
   Proceeds from investments sold -- matured or repaid:

     Bonds                                                         1,300,475,942     1,353,744,407     1,405,926,873
     Stocks                                                           18,290,026         6,495,283        38,236,355
     Mortgage loans                                                   85,030,645       122,178,790       159,666,427
     Real estate                                                         465,501         1,683,698         7,937,420
     Other invested assets                                            21,851,532       164,636,692        86,055,225
     Net gains (losses) on cash and short-term investments              (113,044)           55,681              (736)
     Miscellaneous proceeds                                           13,601,961           674,666        22,936,766
   Cost of investments acquired:
     Bonds                                                        (1,088,886,372)   (1,112,251,081)   (1,187,508,396)
     Stocks                                                          (54,054,219)      (21,207,450)      (40,130,520)
     Mortgage loans                                                 (419,105,411)     (372,666,067)     (227,089,072)
     Real estate                                                      (4,607,216)       (7,442,702)       (5,858,975)
     Other invested assets                                           (85,316,618)     (100,448,834)      (78,261,833)
     Miscellaneous applications                                       (5,455,026)       (9,842,563)                -
   Net increase in contract loans                                     (6,345,858)       (2,731,638)       (2,943,740)
                                                                 ---------------   ---------------   ---------------

       Net cash from (used for) investing activities                (224,168,157)       22,878,882       178,965,794
                                                                 ---------------   ---------------   ---------------

CASH FLOWS FROM (USED FOR) FINANCING AND MISCELLANEOUS
   SOURCES:

   Borrowed funds received (paid)                                    (54,000,000)      (28,120,800)       96,120,800
   Net increase (decrease) in deposit-type contracts                 221,851,385       (34,317,274)       (9,645,497)
   Dividend to parent                                                   (180,043)                -                 -
   Other cash provided (paid)                                        (15,562,570)      109,104,818       (27,639,847)
                                                                 ---------------   ---------------   ---------------

       Net cash flows from financing and miscellaneous sources       152,108,772        46,666,744        58,835,456
                                                                 ---------------   ---------------   ---------------

NET CHANGE IN CASH AND CASH EQUIVALENTS AND
   SHORT-TERM INVESTMENTS                                            (48,024,332)       20,270,042        64,259,535
CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
   Beginning of year                                                 140,204,105       119,934,063        55,674,528
                                                                 ---------------   ---------------   ---------------

   End of year                                                   $    92,179,773   $   140,204,105   $   119,934,063
                                                                 ===============   ===============   ===============

NONCASH TRANSACTIONS:
   Securities dividend to parent                                 $   114,819,957   $             -   $             -
                                                                 ===============   ===============   ===============

   Property dividend to parent                                   $             -   $             -   $    22,497,371
                                                                 ===============   ===============   ===============

   Capital contribution -- Fulcrum                               $             -   $   109,834,471   $             -
                                                                 ===============   ===============   ===============

   Release of funds withheld -- reinsurance commutation          $             -   $    65,677,593   $             -
                                                                 ===============   ===============   ===============

   Stock conversions                                             $             -   $    53,971,225   $             -
                                                                 ===============   ===============   ===============

   Bonds acquired in reinsurance commutation                     $             -   $   330,826,446   $             -
                                                                 ===============   ===============   ===============

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

NOTES TO STATUTORY FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006
--------------------------------------------------------------------------------

1.    NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      NATURE OF OPERATIONS -- United of Omaha Life Insurance Company (the "Company") is a wholly owned subsidiary of Mutual of Omaha Insurance Company ("Mutual of Omaha"), a mutual health and accident and life insurance company domiciled in the state of Nebraska. At December 31, 2008, 2007, and 2006, the Company owned 100% of the outstanding common stock of the following entities: Companion Life Insurance Company ("Companion"); United World Life Insurance Company ("United World"); and Omaha Life Insurance Company. At December 31, 2008 and 2007, the Company also owned 80% of Fulcrum Growth Partners, L.L.C. and Fulcrum Growth Partners III, L.L.C. (collectively "Fulcrum").

      The Company provides a wide array of financial products and services to a broad range of institutional and individual customers and is licensed in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Principal products and services provided include individual and group health insurance, life insurance, annuities and retirement plans.

      BASIS OF PRESENTATION -- The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the State of Nebraska Department of Insurance. The state of Nebraska has adopted the National Association of Insurance Commissioners' ("NAIC") statutory accounting principles ("NAIC SAP") as the basis of its statutory accounting practices. The Commissioner of the State of Nebraska Department of Insurance has the right to permit other specific practices that may deviate from NAIC SAP.

      The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The most significant differences include:

      a. Bonds are generally carried at amortized cost, while under GAAP they are carried at either amortized cost or fair value based upon their classification according to the Company's ability and intent to hold or trade the securities and whether the Company has elected the option to report bonds at fair value.

      b. For securities, an interest rate related impairment is deemed other-than-temporary only when the Company has the positive intent to sell the investment at the reporting date, before recovery of the cost of the investment. In determining whether an impairment is temporary, GAAP requires an intent and ability to hold to recovery.

      c. Investments in preferred stocks are generally carried at cost or amortized cost, while under GAAP preferred stocks are carried at their estimated fair value.

      d. Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. The change in fair value of derivative instruments that do not meet the criteria of an effective hedge are recorded as an unrealized gain or loss in surplus. Under GAAP, all derivatives are reported on the balance sheet at fair value and the effective and ineffective portions of a single hedge are accounted for separately. Changes in fair value of derivatives, to the extent they are effective at offsetting hedged risk, are recorded through either income or equity, depending on the nature of the hedge. The ineffective portion of all changes in fair value is recorded in income.

      e. Acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred, while under GAAP they are deferred and amortized to income as premiums are earned or in relation to estimated gross profits.

      f. NAIC SAP requires an amount be recorded for deferred taxes; however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets and a federal income tax provision is required on a current basis for the statutory statements of operations.

      g. Statutory policy reserves are based on morbidity, mortality, and interest assumptions prescribed or permitted by state statutes, without consideration of withdrawals and Company experience. The effect on reserves, if any, due to a change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain (loss) from operations. GAAP policy reserves are based on the Company's estimates of morbidity, mortality, interest and withdrawals.

      h. The asset valuation reserve ("AVR") and interest maintenance reserve ("IMR") are established only in the statutory financial statements.

      i. Assets are reported under NAIC SAP at admitted asset value and non-admitted assets are excluded through a charge to surplus, while under GAAP non-admitted assets are reinstated to the balance sheet, net of any valuation allowance.

      j. Premium receipts and benefits on universal life-type contracts are recorded as income and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees that are recognized when assessed against the policyholder account balance. Premium receipts and benefits paid are considered deposits and withdrawals, respectively, and are recorded as or against interest-bearing liabilities.

      k. Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP they are reported as an asset.

      l. Comprehensive income and its components are not presented in the statutory financial statements.

      m. Subsidiaries are included as common stock carried under the equity method, with the equity in the operating results of subsidiaries credited or charged directly to the Company's surplus for NAIC SAP. Dividends received from subsidiaries are recorded in net investment income. GAAP requires either consolidation or equity method reporting with operating results of subsidiaries reflected in the statement of operations.

      n. For loss contingencies, when no amount within management's estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued. Under GAAP, the minimum amount in the range is accrued.

      o. Gains on "economic transactions" with related parties are recognized under NAIC SAP rather than deferred until the assets are sold to third parties as required under GAAP.

      USE OF ESTIMATES -- The preparation of financial statements in accordance with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining investment valuation and impairments, aggregate reserves for policies and contracts, policy and contract claims and deferred taxes. Actual results could differ from those estimates.

      The process of determining the fair value of investments and whether or not an investment is recoverable relies on projections of future cash flows, investment operating results and market conditions. Projections are inherently uncertain and, accordingly, actual future cash flows may differ materially from projected cash flows. As a result, the Company's investment valuations are susceptible to the risk inherent in making such projections.

      Due to the length of annuity and life insurance contracts and the risks involved, the process of estimating the aggregate reserve for policies and contracts is inherently uncertain. Aggregate reserves are calculated using prescribed mortality tables and interest-rate assumptions. Actual mortality and interest rates are likely to differ from expected rates.

      Due to the length of health and accident contracts and risks involved, the process of estimating health and accident active life reserves is inherently uncertain. Health and accident active life reserves are estimated using morbidity tables and prescribed mortality and interest-rate assumptions. Actual morbidity, mortality, and interest rates are likely to differ.

      Policy and contract claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are reflected in operations in the year they are made.

      INVESTMENTS -- Investments are reported according to valuation procedures prescribed by the NAIC. Bonds not backed by loans are stated at amortized cost using the scientific method; except for bonds that are in or near default, with an NAIC designation of 6, which are stated at lower of amortized cost or fair value.

      Loan-backed securities and structured securities are included in bonds in the statutory statements of admitted assets, liabilities and surplus and are stated at amortized cost; except for loan-backed securities and structured securities that are in or near default, with an NAIC designation of 6, which are stated at lower of amortized cost or fair value. Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions for loan-backed securities are based on original term sheets, offer memoranda, historical performance or other forecasts. Changes in estimated cash flows due to changes in estimated prepayments are accounted for using the retrospective method.

      Preferred stocks, redeemable and perpetual, are carried at cost or amortized cost; except for preferred stocks that are NAIC rated 4 through 6, which are stated at lower of amortized cost or fair value.

      With the exception of the Company's Federal Home Loan Bank of Topeka common stocks, which are carried at cost, common stocks of unaffiliated companies are stated at NAIC market value and common stocks of affiliated companies (principally insurance companies) are carried on the statutory equity method. Changes in the carrying value are recorded as a change in net unrealized capital gains (losses), a component of surplus. Dividends are reported in net investment income.

      Mortgage loans and contract loans are carried at the unpaid principal balance. The Company records a reserve for losses on mortgage loans as part of the AVR.

      Home office and investment real estate are valued at cost, less accumulated depreciation. Depreciation is provided on the straight-line method over the estimated useful lives, generally forty years, of the related assets. Real estate held for sale is valued at the lower of depreciated cost or estimated fair value, less estimated selling expenses.

      Cash equivalents are highly liquid debt securities purchased with an original maturity of less than three months. Cash equivalents are carried at cost, which approximates fair value.

      Short-term investments include investments whose original maturities are one year or less and are stated at cost, which approximates fair value.

      Other invested assets include investments in limited partnerships, receivables for securities, and an 80% ownership of Fulcrum Growth Partners, L.L.C. Limited partnerships and the investment in Fulcrum are carried at their underlying GAAP equity with changes recorded in unrealized gains (losses) through surplus. The fair values of the limited liability partnerships and the investment in Fulcrum are determined using the underlying audited GAAP financial statements. Distributions of income from these investments are recorded in net investment income. The investment in limited partnerships is carried at the underlying GAAP equity on a quarter lag. However, the Company records all capital contributions, cash distributions and impairment charges, as necessary, on a current basis. Fulcrum was established for the purpose of investing in nontraditional assets such as private equities, public equities, special situation real estate equities and mezzanine debt. Fulcrum is capitalized through the contributions of the Company and one other owner with significant participation in Fulcrum's operations. In 2008 and 2007, the Company recognized net investment income related to distributions from Fulcrum of $2,555,941 and $9,692,487, respectively. At December 31, 2008 and 2007, the Company's investment in Fulcrum was $112,017,000 and $71,578,000, respectively. As of and for the nine months ended September 30, 2008 and 2007, Fulcrum reported assets of $185,712,000 and $94,896,000, liabilities of $49,946,000 and $1,750,000, and results of operations of $16,584,000 and $20,635,000, respectively.

      In 2008 and 2007, derivatives of $4,936,659 and $5,921,060, respectively, are included in other liabilities. In 2008, derivatives of $12,617,559 are included in other invested assets. There were no derivatives included in other invested assets in 2007. At December 31, 2008 and 2007, derivatives included foreign currency swaps, interest rate swaps, and equity-linked options. When derivative financial instruments meet specific criteria they may be designated as accounting hedges and accounted for on an amortized cost basis, in a manner consistent with the item hedged. Derivative financial instruments that are not designated as accounting hedges are accounted for on a fair value basis with changes recorded in unrealized gains (losses) through surplus. Net settlement amounts on interest rate swaps are recorded as adjustments to net investment income on an accrual basis over the life of the swap. Interest on currency swaps is included in net investment income.

      Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended when mortgage-backed or asset-backed securities are in default or when the receipt of interest payments is in doubt. Realized gains and losses on the sale of investments are determined on the specific identification basis.

      Investment income due or accrued for which it is probable the balance is uncollectible is written off and charged to investment income. Investment income due or accrued deemed collectible on mortgage loans in default that is more than 180 days past due is non-admitted. All other investment income due or accrued deemed collectible that is more than 90 days past due is non-admitted.

      PROPERTY -- Property is carried at cost less accumulated depreciation and amortization and are included in other assets. The Company provides for depreciation of property using the straight-line method over the estimated useful lives of the assets. Furniture and fixtures are generally depreciated over three to ten years. Leasehold improvements are carried at cost less accumulated amortization. The Company provides for amortization of leasehold improvements using the straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally depreciated over three to twenty years. Depreciation and amortization expense was $6,529,119, $5,223,702, and $4,256,633 for the years ended
      December 31, 2008, 2007, and 2006, respectively.

      ELECTRONIC DATA PROCESSING ("EDP") EQUIPMENT AND SOFTWARE -- EDP equipment and operating and nonoperating software are carried at cost less accumulated depreciation or amortization and are included in other assets. Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life of the related asset or three years for EDP equipment and operating system software. Depreciation expense for nonoperating system software is computed using the straight-line method over the lesser of its estimated useful life or five years. Costs incurred for the development of internal use software are capitalized and amortized using the straight-line method over the lesser of the useful lives of the assets or three years.

      During 2008, charges to income of $22,654,885 were recorded in general insurance expenses for system projects based on revised expected cash flows from the implementation and use of the software. There were no charges to income in 2007.

      SEPARATE ACCOUNTS -- The assets of the separate accounts in the statutory statements of admitted assets, liabilities and surplus are carried at fair value and consist primarily of common stock and mutual funds held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts and group annuity contracts. Separate account assets are segregated and are not subject to claims that arise out of any other business of the Company. Deposits and premiums received from and benefits paid to separate account contract holders are reflected in the statutory statements of operations, but are offset by transfers to and from the separate accounts. Investment income and realized capital gains (losses) on the separate accounts are reflected net of amounts credited to contract holders in the statutory statements of operations. Mortality, policy administration and surrender charges to all separate accounts are included in other income.

      POLICY RESERVES AND DEPOSIT-TYPE CONTRACTS -- Policy reserves, which provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force, include life and annuity reserves, active life reserves, disabled life reserves, unearned premium and claim reserves.

      Reserves for life policies were computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") or the Net Level Premium Method with assumed interest rates (2.50% to 6.00%) and mortality (1941, 1958, 1980, and 2001 Commissioners' Standard Ordinary Mortality tables and the 1960 Commissioners' Standard Group Mortality table) prescribed by regulatory authorities. Annuity reserves were calculated using the Commissioners' Annuity Reserve Valuation Method ("CARVM") based primarily upon the 1937 Standard Annuity Table with interest rates ranging from 2.5% to 3.5%; the 1971 Individual Annuity Mortality Table with interest rates ranging from 4.00% to 7.50%; the 1983a Individual Annuity Mortality Table with interest rates ranging from 4.75% to 9.25%; the Annuity 2000 Mortality Table with interest rates ranging from 4.50% to 7.00%; the 1994 Variable Annuity Mortality Table with interest rates ranging from 4.50% to 7.50%; the 1971 Group Annuity Mortality Table with interest rates ranging from 6.00% to 11.25%; the 1983 Group Annuity Mortality Table with interest rates ranging from 4.75% to 11.00%; or the 1994 Group Annuity Reserving Table with interest rates ranging from 4.00% to 7.00% in 2008, 2007, and 2006.

      Active life reserves for health contracts are based on statutory mortality, morbidity and interest assumptions. Such reserves are calculated on a net-level premium method or on a one or two-year preliminary term basis. Disabled life reserves are based on statutory mortality, morbidity and interest assumptions.

      Reserves for deposit-type contracts are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. Tabular interest on deposit-type contracts is calculated by formula as described in the annual statement instructions.

      Policy and contract claims represent the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. Policy and contract claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are reflected in operations in the year they are made. Claim adjustment expenses are accrued and included in general expenses and taxes due or accrued.

      REINSURANCE -- In the normal course of business, the Company assumes and cedes insurance business. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations. Balances are included in the statutory statements of admitted assets, liabilities and surplus and the statutory statements of operations, net of reinsurance.

      Amounts recoverable from reinsurers are based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the amounts recoverable are appropriately established.

      During 2003, the Company ceased underwriting its variable life and annuity products. Effective December 31, 2003, the Company entered into modified coinsurance and coinsurance agreements to cede its variable life and annuity business on an indemnity basis. In 2003, these reinsurance agreements resulted in a deferred gain of $22,061,000 (net of taxes of $11,879,000), which is reflected in unassigned surplus and will be amortized into operations as earnings emerge from the business reinsured. During 2008, 2007, and 2006, the Company amortized $1,716,519 (net of taxes of $924,279), $2,813,827 (net of taxes of $1,515,138), and
      $5,367,532 (net of taxes of $2,890,210), respectively.

      ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE -- The Company establishes certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's investments in bonds, common stocks, preferred stocks, mortgage loans, real estate, short-term investments and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains (losses), other than those resulting from interest-rate changes, are credited or charged to the AVR.

      The IMR is used to defer realized capital gains and losses, net of tax, on sales of bonds and certain other investments that result from interest-rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investments. Amortization included in net investment income was $5,676,081, $6,435,439, and $7,295,752 for 2008,
      2007, and 2006, respectively.

      PREMIUMS AND ANNUITY CONSIDERATIONS AND RELATED COMMISSIONS -- Life premiums are recognized as income over the premium-paying period of the policies. Health and accident premiums are recognized as income over the terms of the policies. Annuity considerations are recognized as revenue when received. Considerations received on deposit-type funds, which did not contain any life contingencies, are recorded directly to the related liability. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

      VULNERABILITY DUE TO CERTAIN RISKS AND CONCENTRATIONS -- The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

      Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and by diversifying its products. The Company monitors economic and regulatory developments that have the potential to impact its business.

      Interest-rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments or cause changes in policyholder behavior resulting in changes in asset or liability cash flows. The Company mitigates this risk through various asset liability management techniques, including duration matching and matching the maturity schedules of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

      Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay. The Company has strict policies regarding the financial stability and credit standing of its counterparties. The Company attempts to limit its credit risk by dealing with credit worthy counterparties and obtaining collateral where appropriate.

      OTHER-THAN-TEMPORARY DECLINES IN FAIR VALUE -- The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Some factors considered in evaluating whether or not a decline in fair value is other-than-temporary include the Company's ability and intent to retain the investment for a period of time sufficient to allow for a recovery in value, the intent to sell the security at the reporting date for interest related declines and the financial condition and prospects of the issuer.

      The Company recognizes other-than-temporary impairments of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an other-than-temporary impairment is recognized, the bond is written down to fair value and the amount of the write down is recorded as a realized capital loss.

      For loan-backed securities, other-than-temporary impairments are recognized when a revaluation based on new prepayment assumptions results in a reduction of yield. When an other-than-temporary impairment is recognized, the cost basis of the loan-backed security is written down to fair value and accounted for as a realized loss. An interest related decline in value is considered other-than-temporary only when the Company has the intent to sell the investment, at the reporting date, before recovery of the cost of the investment.

      The Company recognizes other-than-temporary impairments of stocks for declines in value that are other-than-temporary and reports those adjustments as realized capital losses in the statement of operations.

      The Company recognizes other-than-temporary impairments of limited partnerships when the underlying GAAP equity of the partnership is less than 80% of amortized cost unless they are within the startup phase of the partnership; usually 2-3 years. When an other-than-temporary impairment is recognized, the limited partnership is written down to fair value and the amount of the impairment is recorded as a realized capital loss.

      The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.

      ACCOUNTING PRONOUNCEMENTS -- In December 2006, the NAIC issued SSAP No. 96, Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25 -- Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties ("SSAP No. 96"). SSAP No. 96 is effective for reporting periods ending on or after December 31, 2008. SSAP No. 96 requires that transactions between related parties be backed by a written agreement, which specifies a due date for the settlement of amounts owed. Amounts owed over ninety days past the due date shall be nonadmitted. The adoption of SSAP No. 96 did not have an impact on the Company's financial statements.

      In December 2007, the NAIC issued SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 ("SSAP No. 97"). SSAP No. 97 is effective for reporting periods ended on or after December 31, 2008. SSAP No. 97 replaces SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated (SCA) Entities, A Replacement of SSAP No. 46 ("SSAP No. 88"). SSAP No. 88 establishes accounting principles for investments in subsidiary, controlled and affiliated (SCA) entities. SSAP No. 97 also clarifies the number and type of audits required for investments in SCA entities and does not require a separate audit of a downstream holding company if certain criteria are met. The adoption of SSAP No. 97 in 2008 did not have a material impact on the Company's financial statements.

      In September 2008, the NAIC issued SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment ("SSAP No. 99"). SSAP No. 99 adopts GAAP guidance in paragraph 16 of Financial Accounting Standards Board ("FASB") Staff Position No. FAS 115-1/124-1, The Meaning of an Other-Than-Temporary Impairment and its Application to Certain Investments. Under the provisions of SSAP No. 99, for bonds and preferred stocks, an other-than-temporary impairment should be considered to have occurred if it is probable that all amounts due according to the contractual terms of the security will not be collected. An impairment loss is recognized as a realized loss equal to the difference between the carrying value and the fair value of the security at the reporting date. The new cost basis cannot be adjusted for subsequent recoveries in fair value. SSAP No. 99 is effective January 1, 2009. The NAIC is currently reviewing this pronouncement in response to recently issued GAAP guidance. The Company is currently evaluating the impact of SSAP No. 99 on the Company's financial statements.

      In November 2008, the NAIC issued SSAP No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43 -- Loan-backed and Structured Securities ("SSAP No. 98"). Under the provisions of SSAP No. 98, the analysis of loan-backed and structured securities for impairment is performed using a fair value approach. Interest related declines in value are considered other-than-temporary only when there is the intent to sell the securities, prior to recovery of the cost. SSAP No. 98 is effective January 1, 2009. The NAIC is currently reviewing this pronouncement in response to recently issued GAAP guidance. The Company is currently evaluating the impact of SSAP No. 98 on the Company's financial statements.

      In December 2008, the NAIC issued illustrative examples of disclosures for several significant GAAP standards effective in 2008 that have not yet been addressed by the Statutory Accounting Principles Working Group ("SAPWG") to be included in the audited statutory financial statements. These GAAP standards include FASB Statement No. 157, Fair Value Measurements ("SFAS 157"), and FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 ("FIN 48"). SFAS 157 clarifies a number of considerations with respect to fair value measurement objectives for financial reporting and expands disclosures about the use of fair value measurements, with particular emphasis on the inputs used to measure fair value. See Note 3, Fair Value Measurements. FIN 48 requires that the effects of a tax position be recognized only if it is "more-likely-than-not" to be sustained based solely on its technical merits as of the reporting date. The effects of the tax position are measured as the amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The adoption of FIN 48 did not have a material impact on the Company's financial statements. The Company classifies all interest and penalties related to tax contingencies as income tax expense. As of December 31, 2008 and 2007, interest and penalties were not significant to the Company's financial statements.

2.    INVESTMENTS

      BONDS -- The carrying value and estimated fair value of investments in bonds, including loan-backed securities, by type were as follows:

                                                               GROSS           GROSS
                                           CARRYING         UNREALIZED       UNREALIZED        ESTIMATED
AT DECEMBER 31, 2008                         VALUE             GAINS           LOSSES          FAIR VALUE
U.S. Government                        $     32,466,950   $    9,375,352   $            -   $     41,842,302
States, territories and possessions             809,410           21,235          (71,191)           759,454
Special revenue                               8,631,874                -       (1,203,786)         7,428,088
Public utilities                            361,354,905        9,775,265      (17,277,639)       353,852,531
Industrial and miscellaneous              3,998,653,100       78,052,083     (290,982,813)     3,785,722,370
Mortgage-backed securities                3,404,036,221      106,335,302     (166,345,760)     3,344,025,763
Asset-backed securities                     985,253,819        4,097,941     (181,968,257)       807,383,503
Affiliates                                   30,000,000                -                -         30,000,000
                                       ----------------   --------------   --------------   ----------------

Total                                  $  8,821,206,279   $  207,657,178   $ (657,849,446)  $  8,371,014,011
                                       ================   ==============   ==============   ================

                                                              GROSS            GROSS
                                           CARRYING         UNREALIZED       UNREALIZED        ESTIMATED
AT DECEMBER 31, 2007                         VALUE            GAINS            LOSSES          FAIR VALUE
U.S. Government                        $    139,604,202   $    4,191,976   $      (57,091)  $    143,739,087
States, territories and possessions             815,636            9,609                -            825,245
Special revenue                               8,238,368          501,466                -          8,739,834
Public utilities                            376,970,406       16,073,176       (5,801,568)       387,242,014
Industrial and miscellaneous              3,976,852,652      119,576,268      (45,253,338)     4,051,175,582
Mortgage-backed securities                3,489,002,064       69,648,410      (64,266,326)     3,494,384,148
Asset-backed securities                   1,206,730,339        9,230,601      (23,939,974)     1,192,020,966
                                       ----------------   --------------   --------------   ----------------

Total                                  $  9,198,213,667   $  219,231,506   $ (139,318,297)  $  9,278,126,876
                                       ================   ==============   ==============   ================

      In 2008, the global financial markets experienced unprecedented disruption, adversely affecting the business environment in general, as well as financial services companies in particular. Public equity markets declined and credit spreads widened across asset sectors worldwide. These deteriorating market conditions continue to impact the market value of the investment portfolio, resulting in increased unrealized and realized losses.

      Bonds that were in or near default (NAIC rated 6) at December 31, 2008 were carried at fair value, which was less than amortized cost. No bonds were in or near default at December 31, 2007.

      The Company's bond portfolio is primarily comprised of investment grade securities. Based upon ratings by the NAIC, investment grade bonds comprised 93.5% and 96.6% of the Company's total bond portfolio at December 31, 2008 and 2007, respectively.

      An aging of unrealized losses on the Company's investments in bonds at December 31, 2008 and 2007, was as follows:

                                                              DECEMBER 31, 2008
                     -------------------------------------------------------------------------------------------------
                             LESS THAN ONE YEAR               ONE YEAR OR MORE             TOTAL
                         ESTIMATED         GROSS         ESTIMATED          GROSS         ESTIMATED         GROSS
                            FAIR         UNREALIZED         FAIR         UNREALIZED         FAIR          UNREALIZED
                           VALUE           LOSSES          VALUE           LOSSES           VALUE           LOSSES
States, territories
   and possession    $        446,491  $     (71,191) $             -  $            -  $       446,491  $      (71,191)
Special revenue             7,428,088     (1,203,786)               -               -        7,428,088      (1,203,786)
Public utilities          108,343,590     (4,708,275)      99,591,923     (12,569,364)     207,935,513     (17,277,639)
Industrial and
   miscellaneous        2,037,194,643   (187,197,057)     582,070,105    (103,785,756)   2,619,264,748    (290,982,813)
Mortgage-backed
   securities             558,384,408    (85,216,459)     530,385,289     (81,129,301)   1,088,769,697    (166,345,760)
Asset-backed
   securities             439,213,086    (62,450,638)     244,571,613    (119,517,619)     683,784,699    (181,968,257)
                     ----------------  -------------  ---------------  --------------  ---------------  --------------

Total                $  3,151,010,306  $(340,847,406) $ 1,456,618,930  $ (317,002,040) $ 4,607,629,236  $ (657,849,446)
                     ================  =============  ===============  ==============  ===============  ==============

Total number
   of bonds                       606                             259
                     ================                 ===============


                                                              DECEMBER 31, 2007
                     -------------------------------------------------------------------------------------------------
                             LESS THAN ONE YEAR               ONE YEAR OR MORE             TOTAL
                         ESTIMATED         GROSS         ESTIMATED          GROSS         ESTIMATED         GROSS
                            FAIR         UNREALIZED         FAIR         UNREALIZED         FAIR          UNREALIZED
                           VALUE           LOSSES          VALUE           LOSSES           VALUE           LOSSES
U.S. Governmen       $              -  $           -  $    61,511,384  $      (57,091) $    61,511,384  $      (57,091)
Public utilities           61,085,030     (2,115,625)     106,929,458      (3,685,943)     168,014,488      (5,801,568)
Industrial and
   miscellaneous          945,698,804    (20,603,440)     722,608,759     (24,649,898)   1,668,307,563     (45,253,338)
Mortgage-backed
   securities             395,239,549     (9,283,736)   1,404,556,191     (54,982,590)   1,799,795,740     (64,266,326)
Asset-backed
   securities             650,944,480    (21,036,000)     110,239,601      (2,903,974)     761,184,081     (23,939,974)
                     ----------------  -------------  ---------------  --------------  ---------------  --------------

Total                $  2,052,967,863  $ (53,038,801) $ 2,405,845,393  $  (86,279,496) $ 4,458,813,256  $ (139,318,297)
                     ================  =============  ===============  ==============  ===============  ==============
Total number
   of bonds                       334                             290
                     ================                 ===============

      As described in Note 1, the Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporaryincluding, but not limited to, the Company's intentions to sell or intent and ability to hold the above bonds with unrealized losses to recovery and the credit ratings of the issuers of these bonds. Net realized investment losses for the years ended December 31, 2008, 2007 and 2006 include losses of $52,871,602,
      $1,422,612, and $12,357,143, respectively, resulting from other-than-temporary declines in the fair value of bonds which are not included in the table above.

      A discussion of the unrealized losses on bonds, included in the table above, for which the Company has concluded that the declines in fair value are temporary, follows.

      At December 31, 2008, there were 606 securities in an indicated unrealized loss position for less than twelve months with a fair value of $3,151,010,306, unrealized losses of $340,847,406 and an average price of
      91. Of these securities, 94% were investment grade based on NAIC ratings, with associated unrealized losses of $303,375,165. At December 31, 2008, there were 259 securities with a fair value of $1,456,618,930 and unrealized losses for twelve months or more of $317,002,040. Of these securities, 97% were investment grade, with associated unrealized losses of $305,595,523. A description of the factors contributing to the unrealized loss positions for the various security types and the factors considered in determining that recording an other-than-temporary impairment was not warranted are outlined below.

      At December 31, 2008, the unrealized losses relating to states, territories and possessions, special revenue and public utilities securities were attributed to changes in credit spreads. Industrial and miscellaneous securities in an unrealized loss position for twelve months or more, 110 securities, had an indicated gross unrealized loss of $103,785,756 at December 31, 2008; 94% were investment grade based on NAIC ratings with an average credit rating of Baa1 and an average price of 88. Twenty-six of these securities had indicated unrealized losses greater than 20% of their amortized cost. The total indicated gross unrealized losses in the industrial and miscellaneous securities portfolio increased from $45,253,338 at December 31, 2007 to $290,982,813 at December 31,
      2008, due to changes in credit spreads. Based on the Company's lack of intent to sell these securities at December 31, 2008, and cash flow estimates that indicate full recovery of amortized cost, the Company concluded that the declines in the fair values of the Company's investments in industrial and miscellaneous securities at December 31, 2008, represented by these unrealized losses were temporary.

      Mortgage-backed securities are supported by both residential and commercial mortgage loans. At December 31, 2008, there were 68 securities with an indicated unrealized loss position for twelve months or more of $81,129,301. The average price and credit rating for securities with indicated unrealized losses greater than twelve months is 87 and Aaa, respectively. The indicated gross unrealized losses in this category increased from $64,266,326 at December 31, 2007 to $166,345,760 at
      December 31, 2008, due to changes in prepayment expectations caused by the current economic environment and by changes in credit spreads. As of December 31, 2008, the estimated future cash flows for these securities indicated full recovery of amortized cost and as a result, based on management's lack of intent to sell these securities at December 31, 2008, the Company concluded that the declines in the fair values of the Company's investments in mortgage-backed securities at December 31, 2008, represented by these unrealized losses were temporary.

      At December 31, 2008, there were a total of 59 asset-backed securities ("ABS") with an indicated unrealized loss for twelve months or more of $119,517,619; 97% were investment grade based on NAIC ratings with an average credit rating of A2 and an average price of 67. Thirty-five of these securities had indicated unrealized losses greater than 20% of their amortized cost. The indicated gross unrealized losses in this category increased from $23,939,974 at December 31, 2007 to $181,968,257 at
      December 31, 2008, due to changes in prepayment expectations caused by the current economic environment and by changes in credit spreads. As of December 31, 2008, the estimated future cash flows for these securities indicated full recovery of amortized cost and as a result, based on management's lack of intent to sell these securities at December 31, 2008, the Company concluded that the declines in the fair values of the Company's investments in ABS at December 31, 2008, represented by these unrealized losses were temporary.

      Within its investments in ABS in the home equity sector, the Company has an exposure to subprime and Alt-A mortgage loans, which it manages in several ways. First, the Company monitors its exposure level to ABS against its annual investment authorization level approved by the board of directors. Restrictions include exposure at the aggregate level to ABS along with exposure to ratings classes, subsectors, issuers and specific assets. Also, the Company continually tracks securities backed by subprime mortgage loans for factors including credit performance, rating agency actions, prepayment trends and de-levering. Loans with trends that may indicate underperformance are monitored closely for any further deterioration that may result in action by the Company.

      The Company's subprime and Alt-A mortgage loan exposure as of December 31, 2008 and 2007, has a carrying value of $46,546,235 and $111,786,256 with a fair value of $42,051,252 and $110,011,070, respectively. The Company believes that the decline in value is temporary based on an evaluation of factors, including, but not limited to the Company's intentions to sell or intent and ability to hold the investments to recovery and the estimated future cash flows indicating recovery of amortized cost of the investment in the above bonds.

      The carrying value and estimated fair value of bonds at December 31, 2008, by contractual maturity, were as shown below. Actual maturities may differ as a result of prepayments by the issuer. Mortgage-backed and ABS provide for periodic payments throughout their lives so they are listed in a separate category.

                                                  CARRYING          ESTIMATED
                                                   VALUE            FAIR VALUE

Due in one year or less                       $    393,224,587   $   392,750,490
Due after one year through five years            1,352,208,848     1,307,310,473
Due after five years through ten years           1,644,942,731     1,509,222,428
Due after ten years                              1,041,540,073     1,010,321,354
Mortgage-backed and asset-backed securities      4,389,290,040     4,151,409,266
                                              ----------------   ---------------

Total                                         $  8,821,206,279   $ 8,371,014,011
                                              ================   ===============

      Proceeds from sales or disposals of bonds and stocks and the components of bond and stock net investment gains (losses) are as follows:

                                                                  2008             2007            2006
Proceeds from sales or disposals:
   Bonds                                                    $   169,805,993  $  192,058,266  $  316,940,433
                                                            ===============  ==============  ==============

   Stocks                                                   $         2,327  $    6,495,283  $    2,680,050
                                                            ===============  ==============  ==============
Net investment gains (losses):

   Bonds:

     Gross investment gains from sales or other disposals   $     3,438,660  $    2,769,668  $    6,342,197
     Gross investment losses from sales or other disposals       (1,168,323)     (3,265,224)    (10,611,385)
     Losses from writedowns                                     (52,871,602)     (1,422,612)    (12,357,143)
                                                            ---------------  --------------  --------------

Net investment losses                                       $   (50,601,265) $   (1,918,168) $  (16,626,331)
                                                            ===============  ==============  ==============
   Stocks:

     Gross investment gains from sales or other disposals   $         2,327  $    1,154,426  $    1,762,470
     Gross investment losses from sales or other disposals                -        (123,046)       (118,027)
     Losses from writedowns                                               -               -        (210,382)
                                                            ---------------  --------------  --------------

Net investment gains                                        $         2,327  $    1,031,380  $    1,434,061
                                                            ===============  ==============  ==============

      Bond income due and accrued of $78,583, $231,065, and $2,984,700 related to bonds in default were excluded from investment income during the years ended December 31, 2008, 2007, and 2006, respectively.

      MORTGAGE LOANS -- The Company invests in mortgage loans collateralized principally by commercial real estate throughout the United States. During 2008, the maximum and minimum lending rates for mortgage loans were 9.75% and 4.00%, respectively. At December 31, 2008, the maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 83%. Mutual of Omaha and Companion participate in certain of the Company's mortgage loans.

      Net realized capital losses for the years ended December 31, 2008, 2007, and 2006 include losses of $4,948,747, $99,325, and $220,500, respectively, resulting from other-than-temporary declines in the fair value of mortgage loans. Impaired mortgage loans are $15,195,788 and $637,000 at December 31, 2008 and 2007, respectively, with no related allowance for credit losses. The average recorded investment in impaired loans was $5,007,118 and $637,000 for 2008 and 2007, respectively.

      Mortgage loan participations purchased from one loan originator comprise 62% of the portfolio in 2008 and 64% in 2007. The properties collateralizing mortgage loans are geographically dispersed throughout the United States, with the largest concentration in California (approximately 26% at December 31, 2008 and 25% at December 31, 2007).

      LIMITED PARTNERSHIPS -- Net realized capital losses for the years ended December 31, 2008, 2007, and 2006 include losses of $2,921,355,
      $1,694,092, and $2,914,412, respectively, resulting from other-than-temporary declines in fair value of limited partnerships due to current market conditions.

3.    FAIR VALUE MEASUREMENTS

      In determining the fair value of financial instruments in accordance with SFAS 157, the Company uses valuation techniques that are appropriate in the circumstances and for which sufficient data are available. In some cases, a single valuation technique will be appropriate (for example, when valuing an asset or liability using quoted prices in an active market for identical assets or liabilities). In other cases, multiple valuation techniques will be appropriate. The selection of the valuation method(s) considers the definition of an exit price and considers the nature of the asset or liability being valued. The degree of judgment utilized generally correlates to the level of pricing observability. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices in active markets generally have more pricing observability and less judgment utilized in measuring fair value. Conversely, financial instruments rarely traded or not quoted have less observability and are measured at fair value using valuation techniques that require more judgment. Pricing observability is generally impacted by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, and overall market conditions. During the year ended December 31, 2008, valuation techniques consistent with those used at December 31, 2007 have been applied to similar assets and liabilities.

      Inputs refer broadly to the assumptions that market participants use in pricing assets or liabilities, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect assumptions about what market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Observable inputs used to determine the fair values of investments and derivative financial instruments include prices obtained from external pricing services and vendors and indicative broker prices. Management reviews these prices to ensure they include references to a variety of observable inputs, to verify the validity of a security's price and determine if the prices represent a reasonable estimate of fair value. These inputs, along with knowledge of the financial conditions and industry in which the issuer operates, is considered in determining whether the quoted or indicated price, as well as the change in price, are valid. On selected securities where there is not an indicated price, some of these inputs may be used to determine a price using a pricing matrix, or a comparable security may be used. The parameters and inputs used to validate a price on a security may be adjusted for assumptions about risk and current market conditions, as certain features may be more significant drivers of valuation at the time of pricing. Changes to inputs in valuations are not changes to valuation methodologies; rather, the inputs are modified to reflect direct or indirect impacts on asset classes from changes in market conditions.

      The valuation process may include adjustments to valuations obtained from pricing sources. These adjustments may be made when certain features of the financial instrument, such as its complexity or the market in which the financial instrument is traded, require that an adjustment be made to the value originally obtained from pricing sources. Additionally, an adjustment to the price derived from a model typically reflects judgment that other market participants would use for the same financial instrument.

      Certain investments do not have readily determinable market prices and/or observable inputs. For these securities, internally prepared valuations combining matrix pricing with vendor purchased software programs are used, including valuations based on estimates of future profitability, to estimate the fair value. Additionally, the Company may obtain prices from independent third-party brokers to aid in establishing valuations for certain of these securities. Key assumptions used to determine fair value for these securities include risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors involving significant assumptions which may or may not reflect those of an active market.

      Financial assets and liabilities have been categorized into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

      Level 1 -- Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available.

      Level 2 -- Fair value is based on significant inputs that are observable for the asset or liability, either directly or indirectly, through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities and validated or determined through use of valuation methodologies using observable market inputs.

      Level 3 -- Fair value is based on significant unobservable inputs for the asset or liability. These inputs reflect assumptions about what market participants would use in pricing the asset or liability. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques.

      RECURRING FAIR VALUE MEASUREMENTS -- The categorization of fair value measurements determined on a recurring basis, by input level, for cash equivalents, short-term investments and separate accounts are as follows:

                                    QUOTED PRICES IN
                                   ACTIVE MARKETS FOR   SIGNIFICANT OTHER    SIGNIFICANT
                                  IDENTICAL ASSETS OR      OBSERVABLE       UNOBSERVABLE
                                      LIABILITIES            INPUTS            INPUTS
AT DECEMBER 31, 2008                   (LEVEL 1)           (LEVEL 2)          (LEVEL 3)           TOTAL
Short-term investments            $           324,345   $               -   $ 100,830,000   $    101,154,345
Cash equivalents                            2,850,000                   -               -          2,850,000
                                  -------------------   -----------------   -------------   ----------------

Total without separate accounts             3,174,345                   -     100,830,000        104,004,345

Separate accounts                         599,327,370         542,615,065               -      1,141,942,435
                                  -------------------   -----------------   -------------   ----------------

Total                             $       602,501,715   $     542,615,065   $ 100,830,000   $  1,245,946,780
                                  ===================   =================   =============   ================


      NON-RECURRING FAIR VALUE MEASUREMENTS -- Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stocks valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet at December 31, 2008. The categorization of fair value measurements determined on a non-recurring basis for bonds and preferred stocks are as follows:

                          QUOTED PRICES IN
                         ACTIVE MARKETS FOR    SIGNIFICANT OTHER    SIGNIFICANT
                         IDENTICAL ASSETS OR      OBSERVABLE       UNOBSERVABLE
                             LIABILITIES            INPUTS            INPUTS
AT DECEMBER 31, 2008          (LEVEL 1)            (LEVEL 2)         (LEVEL 3)         TOTAL
Bonds                    $                 -   $      25,393,000   $  14,775,000   $  40,168,000
Preferred stocks                           -             495,000          67,000         562,000
                         -------------------   -----------------   -------------   -------------

Total                    $                 -   $      25,888,000   $  14,842,000   $  40,730,000
                         ===================   =================   =============   =============

      FAIR VALUE OF FINANCIAL INSTRUMENTS -- The carrying values and estimated fair values of the Company's financial instruments at December 31, were as follows:

                                                       2008                                   2007
                                      -------------------------------------   ------------------------------------
                                          CARRYING            ESTIMATED           CARRYING           ESTIMATED
                                            VALUE            FAIR VALUE             VALUE            FAIR VALUE
Financial assets:
   Bonds                              $   8,821,206,279   $   8,371,014,011   $  9,198,213,667   $   9,278,126,876
   Common stocks -- unaffiliated             35,478,753          35,478,753         11,062,882          11,062,882
   Preferred stocks                           1,845,898           1,282,000            921,420             921,420
   Mortgage loans                         1,628,326,660       1,571,042,906      1,299,171,078       1,348,222,441
   Contract loans                           166,522,924         166,522,924        160,734,066         160,734,066
   Cash and cash equivalents                 (8,974,572)         (8,974,572)        27,057,405          27,057,405
   Short-term investments                   101,154,345         101,154,345        113,146,700         113,146,700
   Derivative financial instruments          12,617,559          12,617,559                  -                   -
   Separate accounts                      1,141,942,435       1,141,942,435      1,581,180,413       1,581,180,413
Financial liabilities:
   Deposit-type contracts                 1,775,910,759       1,775,910,759      1,554,059,374       1,554,059,374
   Derivative financial instruments           4,936,659          13,764,099          5,921,060           7,614,236
   Borrowings                               146,000,000         146,000,000        200,241,722         200,241,722

      The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

      Bonds -- The fair values for bonds, including loan-backed securities, are based on quoted market prices, where available. For bonds for which market values are not readily available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality and maturity date.

      Common Stocks -- Unaffiliated -- With the exception of the Company's investment in the Federal Home Loan Bank of Topeka stock, the fair values for unaffiliated common stocks are based on NAIC market value. The Company's investment in the Federal Home Loan Bank of Topeka stock is carried at cost.

      Preferred Stocks -- The fair values for preferred stocks are based on NAIC market value, where available. For preferred stocks for which NAIC market values are not available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality and maturity date.

      Mortgage Loans -- The fair values for mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

      Contract Loans -- Contract loans are stated at the aggregate unpaid balance. Management has determined that it is not practicable to estimate the fair value of contract loans because contract loans are often repaid by reducing policy benefits and due to their variable maturity dates.

      Cash and Cash Equivalents and Short-Term Investments -- The carrying amounts for these instruments approximate their fair values.

      Deposit-Type Contracts -- The carrying amounts for these contracts approximate their fair values.

      Derivative Financial Instruments -- The fair value of the Company's derivative instruments, including foreign-currency swaps, interest-rate swaps, and equity-linked options are based upon quotations obtained from dealers or other reliable sources.

      Separate Accounts -- Investments held in separate accounts are carried at fair value.

      Borrowings -- The carrying amounts for borrowings approximate their fair value.

      Considerable judgment is required to interpret market data and to develop the estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

      Changes in assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the period are as follows:

                                          SHORT-TERM
                                         INVESTMENTS

Balance -- January 1, 2008            $    113,146,700
Net unrealized capital losses                        -
Net realized capital losses                          -
Net purchases and sales                              -
Net transfer in (out) of Level 3           (12,316,700)
                                      ----------------
Balance -- December 31, 2008          $    100,830,000
                                      ================

4.    DERIVATIVE FINANCIAL INSTRUMENTS

      The Company uses derivative financial instruments to reduce exposure to market volatility associated with assets held or liabilities incurred and change the characteristics of the Company's asset/liability mix, consistent with the Company's risk management activities.

      The Company designates certain of its interest rate swaps as fair value hedges when they are highly effective in offsetting the risk of changes in the fair value of the hedged item. The Company uses interest rate swaps to hedge the risk of holding fixed rate assets against floating rate liabilities. The Company designates certain of its foreign currency swaps as cash flow hedges when they are highly effective in offsetting the exposure of variations in cash flows for the hedged item. The Company uses currency swaps to hedge the foreign currency risk on debt issues that are payable in a foreign currency.

      As it relates to interest rate swaps, the Company is exposed to credit-related losses in the amount of the net interest differential in the event of nonperformance by the swap counterparty. Due to the investment grade rating of counterparties, this is considered to be very unlikely. For currency swaps, the Company is exposed to credit-related losses in the amount of the net currency differential in the event of nonperformance by the swap counterparty. Due to the investment grade rating of the counterparties, this is considered to be very unlikely. The Company has strict policies regarding the financial stability and credit standing of its counterparties. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.

      The following table summarizes the Company's derivative financial instruments:

                                            CONTRACT/
                                            NOTIONAL         CARRYING        CREDIT       ESTIMATED
AT DECEMBER 31, 2008                         AMOUNT            VALUE        EXPOSURE      FAIR VALUE
Interest-rate swaps                      $  124,500,000   $           -   $  1,174,418   $  (8,827,440)
Equity-linked options                             2,000               -              -               -
Foreign currency swap agreements             83,662,809       7,680,900      1,013,525       7,680,900
                                         --------------   -------------   ------------   -------------

Total derivative financial instruments   $  208,164,809   $   7,680,900   $  2,187,943   $  (1,146,540)
                                         ==============   =============   ============   =============

                                            CONTRACT/
                                            NOTIONAL         CARRYING        CREDIT       ESTIMATED
AT DECEMBER 31, 2007                         AMOUNT            VALUE        EXPOSURE      FAIR VALUE
Interest-rate swaps                      $   84,500,000   $           -   $    844,669   $  (1,693,176)
Equity-linked options                             2,000               -              -               -
Foreign currency swap agreements             83,662,809      (5,921,060)     1,107,002      (5,921,060)
                                         --------------   -------------   ------------   -------------

Total derivative financial instruments   $  168,164,809   $  (5,921,060)  $  1,951,671   $  (7,614,236)
                                         ==============   =============   ============   =============

5.    INCOME TAXES

      The Company's federal income tax return is consolidated with the following entities: Mutual of Omaha Insurance Company, Companion Life Insurance Company, United World Life Insurance Company, Omaha Life Insurance Company, Mutual of Omaha Holdings, Inc. and its subsidiaries, KFS Corporation and its subsidiaries, Omaha Financial Holdings, Inc. and its subsidiaries, Continuum Worldwide Corporation, and The Omaha Indemnity Company.

      Income taxes are allocated between the companies pursuant to a written agreement approved by the Board of Directors. Each company's provision for federal income tax expense is based on separate return calculations with credit for net operating losses and capital losses allowed only as each company would utilize such losses on a separate return basis. The Company's deferred tax liability does not include the investment in subsidiaries.

      No federal income taxes paid for the year ended December 31, 2008 were available for recoupment in the event that the Company incurs future net losses. The Company paid federal income taxes of $12,259,338, and $15,074,951 during the years ended December 31, 2007, and 2006, respectively, which were available for recoupment in the event that the Company incurs future net losses.

      Federal income taxes incurred for the years ended December 31, consist of the following major components:

                                                      2008             2007            2006
Current federal income taxes (benefits)          $   (2,212,313)  $   9,437,801   $  12,199,848
Capital gains taxes (benefits)                          564,641         611,931      (1,137,809)
                                                 --------------   -------------   -------------

                                                     (1,647,672)     10,049,732      11,062,039

Change in net deferred income taxes                 (30,465,253)     23,939,677       9,103,879
                                                 --------------   -------------   -------------

Total federal income taxes (benefits) incurred   $  (32,112,925)  $  33,989,409   $  20,165,918
                                                 ==============   =============   =============

      Reconciliations between income taxes based on the federal tax rate and the effective tax rate for the years ended December 31, were as follows:

                                                            2008            2007            2006
Net gain (loss) from operations before federal
   income taxes and net realized capital losses      $   (10,917,920)  $  99,932,921   $   38,624,961
Net realized capital losses before federal
   income taxes and transfers to IMR                     (60,040,777)     (1,433,719)     (12,481,832)
                                                     ---------------   -------------   --------------

     Total pre-tax income (loss)                         (70,958,697)     98,499,202       26,143,129

Statutory tax rate                                                35%             35%              35%
                                                     ---------------   -------------   --------------

                                                         (24,835,544)     34,474,721        9,150,095

Prior year tax benefit                                    (1,127,188)       (565,128)      (5,837,938)
Dividends received deduction                                (733,210)     (5,632,680)        (798,864)
Amortization of IMR                                       (1,986,628)     (2,252,404)      (2,553,513)
Change in non-admitted assets                             (4,416,208)     (1,282,510)      14,990,425
Transfer of deferred taxable income from affiliate                 -       7,832,900                -
Other                                                        985,853       1,414,510        5,215,713
                                                     ---------------   -------------   --------------

Total federal income taxes (benefits) incurred       $   (32,112,925)  $  33,989,409   $   20,165,917
                                                     ===============   =============   ==============

      The Company's tax returns have been examined by the Internal Revenue Service through 2002 and all outstanding issues have been resolved. As of 2008, the tax years that remain subject to examination begin with 2003. As of December 31, 2008, the Company has no net operating or net capital loss carryovers.

      As of December 31, 2008, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase or decrease within 12 months of the reporting date.

      The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities at December 31 were as follows:

                                                           2008             2007           CHANGE
Deferred tax assets:
   Deferred acquisition costs                        $   108,625,186   $  104,801,208   $   3,823,978
   Policy reserves                                       100,052,242       99,539,947         512,295
   Bonds and other invested assets                        25,619,436       11,771,741      13,847,695
   Non-admitted assets                                     9,163,212        4,747,004       4,416,208
   Expense accruals and other prepaid income              13,515,135       10,882,943       2,632,192
                                                     ---------------   --------------   -------------

     Total deferred tax assets                           256,975,211      231,742,843      25,232,368

Non-admitted deferred tax assets                        (176,165,001)    (176,610,694)        445,693
                                                     ---------------   --------------   -------------

     Admitted deferred tax assets                         80,810,210       55,132,149      25,678,061
                                                     ---------------   --------------   -------------
Deferred tax liabilities:

   Depreciable assets                                    (10,587,405)     (12,085,036)      1,497,631
   Other                                                 (15,982,683)     (11,317,834)     (4,664,849)
                                                     ---------------   --------------   -------------

     Deferred tax liabilities                            (26,570,088)     (23,402,870)     (3,167,218)
                                                     ---------------   --------------   -------------

Net admitted deferred tax assets                     $    54,240,122   $   31,729,279   $  22,510,843
                                                     ===============   ==============   =============

      The change in net deferred income taxes during the years ended December 31 is comprised of the following:

                                                           2008             2007            CHANGE
Deferred tax assets                                  $   256,975,211   $  231,742,843   $    25,232,368
Deferred tax liabilities                                 (26,570,088)     (23,402,870)       (3,167,218)
                                                     ---------------   --------------   ---------------

Net deferred tax assets                              $   230,405,123   $  208,339,973        22,065,150
                                                     ===============   ==============

Tax effect of unrealized gains                                                                8,400,103
                                                                                        ---------------

Change in net deferred income taxes                                                     $    30,465,253
                                                                                        ===============

                                                            2007             2006            CHANGE
Deferred tax assets                                  $   231,742,843   $  257,967,261   $   (26,224,418)
Deferred tax liabilities                                 (23,402,870)     (24,217,441)          814,571
                                                     ---------------   --------------   ---------------

Net deferred tax assets                              $   208,339,973   $  233,749,820       (25,409,847)
                                                     ===============   ==============
Tax effect of unrealized gains                                                                1,470,170
                                                                                        ---------------

Change in net deferred income taxes                                                     $   (23,939,677)
                                                                                        ===============

                                                            2006             2005            CHANGE
Deferred tax assets                                  $   257,967,261   $  281,030,296   $   (23,063,035)
Deferred tax liabilities                                 (24,217,441)     (35,186,988)       10,969,547
                                                     ---------------   --------------   ---------------
Net deferred tax assets                              $   233,749,820   $  245,843,308       (12,093,488)
                                                     ===============   ==============
Tax effect of unrealized gains                                                                2,989,609
                                                                                        ---------------
Change in net deferred income taxes                                                     $    (9,103,879)
                                                                                        ===============

6.    RELATED PARTY TRANSACTIONS

      On July 25, 2008 the Company paid a dividend of $115,000,000 to Mutual of Omaha consisting of bonds of $113,556,967, accrued interest of $1,262,990 and cash of $180,043.

      On March 1, 2008, the Company entered into a construction loan agreement with its affiliate East Campus Realty, LLC ("ECR"), a wholly owned subsidiary of Mutual of Omaha. Under the loan agreement, ECR can borrow up to $273,400,000 due September 1, 2010 at an interest rate of the Federal Home Loan Bank of Topeka ("FHLB") rate plus 1.0% to fund costs related to properties being developed by ECR. At December 31, 2008, outstanding borrowings under the agreement were $69,900,000 included in mortgage loans. The interest rate was 5.58% at December 31, 2008. The loan is secured by the land, improvements and $37,400,000 of tax increment financing ("TIF") notes issued by the City of Omaha, Nebraska in 2008.

      On May 10, 2007 the Company sold property at fair value with an amortized cost of $705,923 to ECR at a gain of $977,775.

      The Company received cash dividends from Companion on May 30, 2007 totaling $4,000,000 and cash dividends from United World on September 10, 2007 totaling $10,000,000.

      On July 17 and August 27, 2007 the Company made cash contributions of $125,000 and $10,000,000, respectively, to Omaha Life Insurance Company. On both March 31, 2008 and September 10, 2007, the Company made cash contributions of $10,000,000 to United World Life Insurance Company.

      On April 1, 2007, the Company sold investments at fair value in limited partnerships of $69,500,356 and common stock of $5,947,119 to Mutual of Omaha at a loss of $24,773.

      On January 1, 2007, the Company received a capital contribution from Mutual of $109,834,471 in the form of the transfer of the Fulcrum investment. This other invested asset was recorded at fair value at the date of the transfer.

      On December 1, 2006, the Company sold property at fair value with an amortized cost of $5,804,125 to ECR at a gain of $2,133,296.

      The Company transferred an aircraft with an amortized cost of $22,497,371 to its parent on September 18, 2006 as a dividend.

      The Company is a member of a controlled group of companies and as such its results may not be indicative of those if it were to be operated on a stand-alone basis. Mutual of Omaha and certain of its direct and indirect subsidiaries, including the Company, share certain resources such as personnel, operational and administrative services, facilities, information and communication services, employee benefits administration, investment management, advertising and general management services. Most of the expenses related to these resources were paid by Mutual of Omaha, through primarily Company funding beginning in 2008, and subject to allocation among Mutual of Omaha and its subsidiaries. Management believes the measures used to allocate expenses among companies are within industry guidelines and practices. Additionally, certain amounts are paid or collected by Mutual of Omaha on behalf of the Company. Amounts due to the Company from Mutual of Omaha and other affiliated companies for these services are reported as receivable from parent, subsidiaries and affiliates and were $23,696,912 at December 31, 2008. Amounts due to Mutual of Omaha and other affiliated companies for these services were reported as payable to parent, subsidiaries and affiliates and were $21,488,251 at December 31, 2007.

7.    BORROWINGS

      The Company and Mutual of Omaha on a joint basis have entered into certain unsecured revolving line of credit agreements that allow for maximum borrowings of $300,000,000. At December 31, 2007, the Company had outstanding borrowings of $100,000,000 at 4.40% due and repaid January 2, 2008. The Company had no outstanding borrowings under this agreement at December 31, 2008. During the years ended December 31, 2008, 2007, and 2006, the Company incurred interest expense on this line of credit of $229,942, $502,148, and $242,675, respectively.

      The Company and Mutual of Omaha have a bilateral unsecured internal borrowing agreement for $250,000,000. As of December 31, 2008 and 2007, the Company had no outstanding borrowings under this agreement. At December 31, 2008, Mutual of Omaha had outstanding borrowings from United of $89,800,000 under this agreement at .11% due September 30, 2009. At December 31, 2007, Mutual of Omaha had outstanding borrowings from United of $103,000,000 under this agreement at 4.32% due September 30, 2008 and repaid January 2, 2008. These amounts were included in short-term investments.

      On May 20, 2008 the Company lent money to Mutual of Omaha in the form of a promissory note for $60,000,000 due September 30, 2009 at an interest rate of 3.62%. The payment schedule is as follows:

                                        PRINCIPAL      INTEREST        TOTAL

June 30, 2008                         $ 10,000,000   $   241,333   $ 10,241,333
September 30, 2008                      10,000,000       452,500     10,452,500
December 31, 2008                       10,000,000       362,000     10,362,000
March 31, 2009                          10,000,000       271,500     10,271,500
June 30, 2009                           10,000,000       181,000     10,181,000
September 30, 2009                      10,000,000        90,500     10,090,500
                                      ------------   -----------   ------------

                                      $ 60,000,000   $ 1,598,833   $ 61,598,833
                                      ============   ===========   ============

Companion has a $25,000,000 revolving credit agreement with the Company. At December 31, 2008 and 2007, there were no amounts outstanding under this agreement.

The above agreements were primarily used to facilitate the purchase of long-term investments.

      The Company has agreements to sell and repurchase securities. Under these agreements, the Company obtains the use of funds for a period not to exceed 30 days. Maximum borrowings allowed under these agreements are $300,000,000. At December 31, 2008 and 2007, the Company had no outstanding borrowings under these agreements. During the year ended December 31, 2008, there was no interest expense incurred on these agreements. During the years ended December 31, 2007 and 2006, the Company incurred interest expense on these agreements of $324,458 and $455,069, respectively.

      The Company has an agreement with the FHLB under which the Company pledges bonds in return for extensions of credit. The Company authorized maximum extension of credit under this agreement is $500,000,000. At December 31, 2008, FHLB advances of $146,000,000 included in borrowings were due as follows: $26,000,000 due 2010 with interest due monthly at a fixed interest rate of 2.5% and $120,000,000 due 2023 at a fixed interest rate of 5.0%. For the $26,000,000 advance, the FHLB has the option of converting the interest rate to an adjustable rate based on the FHLB one-month short-term advance rate as determined by FHLB beginning March 2010 and quarterly thereafter. These borrowings were made to fund the real estate development project of ECR. All fixed rate advances are subject to a prepayment penalty. At December 31, 2007, FHLB advances of $100,000,000, plus accrued interest included in short-term borrowings, were due January 4, 2008 with interest due at a fixed rate of 4.59%. The Company has entered into funding agreement contracts with FHLB. The liability for these funding agreements at December 31, 2008 and 2007, was $500,000,000 and $80,000,000, respectively, and is included in deposit-type contracts. The $500,000,000 at December 31, 2008 matures on dates varying from April 2009 to June 2011. At December 31, 2008 and 2007, the Company had mortgage-backed securities with fair values of $982,783,000 and $431,318,000, respectively, pledged as collateral.

      The Company has securities lending agreements whereby unrelated parties, primarily major brokerage firms, borrow securities from the Company. Borrowers of the securities must provide collateral in the form of cash or securities equal to 102% of the fair value plus accrued interest on the securities loaned. The Company continues to retain control over and receive interest on loaned securities, and accordingly, the loaned securities continue to be reported as bonds. The collateral is not reflected in the accompanying statutory statements of admitted assets, liabilities and surplus. To further minimize the credit risks related to this securities lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions. The Company had securities loaned to third parties of $25,914,000 and $67,919,000 as of December 31, 2008 and 2007,
      respectively. The securities loaned at December 31, 2008 and 2007 were on open terms whereby the related loaned security could be returned to the Company on the next business day requiring return of cash collateral. The cash collateral cannot be accessed by the Company unless the borrower fails to deliver the loaned securities.

8.    REINSURANCE

      Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established.

      Effective November 21, 2008, the Company commuted a closed block of individual life business. As a result of the commutation, the Company decreased aggregate reserves for life policies by $57,981,371.

      Under the terms of a reinsurance treaty effective June 1, 1955, all health and accident insurance written by the Company was ceded to Mutual of Omaha. The operating results of certain lines of group health and accident and life insurance were shared equally by the Company and Mutual of Omaha and were included in the group reinsurance settlement expense. Effective July 1, 2007, the 1955 reinsurance treaty between the Company and Mutual of Omaha was commuted. As a result of the commutation, on July 1, 2007 the Company increased aggregate reserves for accident and health policies and contracts by $189,308,202, liability for deposit-type contracts by $22,962,315, policy and contract claims by $122,999,629, general expenses and taxes due or accrued by $11,330,676 and other liabilities by $33,841,209. The Company received bonds with a fair value of $330,826,446 and other assets of $50,849,509. Premium considerations decreased by $5,180,437 and policyholder benefits decreased by $189,308,202. The Company recorded a net gain of $1,752,702.

      The Company also assumes individual and group life insurance from Companion. Effective July 1, 2007 the reinsurance of deferred fixed annuity business from Companion was commuted. As a result of the commutation, at July 1, 2007 the Company decreased aggregate reserve for policies and contracts by $67,777,593 and funds held under reinsurance treaties by $65,677,593 and increased policyholder benefits by $67,777,593.

The following is a summary of the transactions through reinsurance operations for the years ended December 31:

                                                    2008           2007           2006
Premium considerations:
   Assumed:
     Affiliates                                 $ 12,511,860   $ 10,311,682   $  7,511,247
     Non-affiliates                                8,768,759     11,157,477     11,581,924
                                                ------------   ------------   ------------

                                                $ 21,280,619   $ 21,469,159   $ 19,093,171
                                                ============   ============   ============
   Ceded:
     Affiliates                                 $ 10,848,295   $217,582,717   $370,011,711
     Non-affiliates                               86,037,577    107,533,806    100,043,768
                                                ------------   ------------   ------------

                                                $ 96,885,872   $325,116,523   $470,055,479
                                                ============   ============   ============
Policyholder benefits:
   Assumed:
     Affiliates                                 $ 12,491,684   $ 89,484,619   $ 26,316,613
     Non-affiliates                               67,248,420     10,920,577     10,968,639
                                                ------------   ------------   ------------

                                                $ 79,740,104   $100,405,196   $ 37,285,252
                                                ============   ============   ============
   Ceded:
     Affiliates                                 $     80,959   $182,174,727   $292,098,980
     Non-affiliates                              161,764,752    181,642,500    189,275,168
                                                ------------   ------------   ------------

                                                $161,845,711   $363,817,227   $481,374,148
                                                ============   ============   ============

Group reinsurance settlement expense
   (included in operating expenses)             $          -   $  8,970,260   $  9,036,704
                                                ===========    ============   ============

Aggregate reserve for policies and contracts:
   Assumed:
     Affiliates                                 $ 13,964,319   $ 13,153,053
     Non-affiliates                                1,000,645     58,365,944
                                                ------------   ------------

                                                $ 14,964,964   $ 71,518,997
                                                ============   ============
   Ceded:
     Affiliates                                 $  7,966,324   $  2,684,831
     Non-affiliates                              333,572,400    317,453,983
                                                ------------   ------------

                                                $341,538,724   $320,138,814
                                                ============   ============
Policy and contract claims:
   Assumed:
     Affiliates                                 $  3,678,249   $  2,313,936
     Non-affiliates                                  332,800      1,547,137
                                                ------------   ------------
                                                $  4,011,049   $  3,861,073
                                                ============   ============
   Ceded:
     Affiliates                                 $     91,800   $    118,800
     Non-affiliates                               22,171,375     38,275,308
                                                ------------   ------------
                                                $ 22,263,175   $ 38,394,108
                                                ============   ============
Funds held under reinsurance treaties
   included in reinsurance recoverable
   (all related party)                          $ 27,802,013   $ 26,457,073
                                                ============   ============

9.    EMPLOYEE BENEFIT PLANS

      The Company participates in three plans sponsored by its parent, Mutual of Omaha. These plans are a qualified, non-contributory defined benefit pension plan, a 401(k) defined contribution plan and a postretirement benefit plan that provides certain health care and life insurance benefits for retirees. Substantially all employees are eligible for the 401(k) Plan, while only employees hired before 1995 are eligible for the postretirement benefit plan. Effective January 1, 2005 the defined benefit plan was amended to freeze plan benefits for participants 40 years and under. No benefits are available under the defined benefit plan for employees hired on or after January 1, 2005. The Company has no legal obligation for benefits under these plans. Mutual of Omaha allocates expense amounts for these plans to the Company based on salary ratios. The Company's share of net expense (benefit) for these plans for the years ended December 31, were as follows:

                                                       2008             2007            2006
Defined benefit pension plan                      $  (2,930,686)   $     502,381   $   5,684,687
401(k) profit sharing defined contribution plan       5,356,556        4,543,359       3,484,225
Postretirement benefit plan                           4,973,560        2,927,092       2,566,038

      Plan assets for the defined benefit pension plan included a group annuity contract issued by the Company of $517,633,000 and $610,160,000 at December 31, 2008 and 2007, respectively. Plan assets for the postretirement benefit plan were invested in a group annuity contract issued by the Company with a balance of $42,666,397 and $45,931,345 at December 31, 2008 and 2007, respectively.

10.   SURPLUS AND DIVIDEND RESTRICTIONS

      The portion of unassigned surplus represented or reduced by each item below as of December 31, was as follows:

                                                       2008             2007             2006
Unrealized gains                                  $  49,510,742    $  28,049,489   $  32,582,103
Non-admitted assets                                (202,345,607)    (190,173,563)   (182,552,470)
Asset valuation reserve                             (78,638,788)     (63,382,272)    (38,128,216)
Net deferred tax assets                             230,405,122      208,339,973     233,749,820
Deferred gain on coinsurance                                  -        1,716,519       4,530,346

      Regulatory restrictions limit the amount of dividends available for distribution without prior approval of regulatory authorities. As of December 31, 2008 the maximum dividend allowed was $118,727,224.

11.   COMMITMENTS AND CONTINGENCIES

      The Company had unfunded investment commitments for bond investments, mortgage loans and other invested assets of $401,288,227 and $196,061,597 at December 31, 2008 and 2007, respectively.

      Securities with an amortized cost of $5,134,993 and $5,105,127 at December 31, 2008 and 2007, respectively, were on deposit with government agencies as required by the laws in various jurisdictions in which the Company conducts business.

      As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. The Company estimated its costs related to past insolvencies and had a liability for guaranty fund assessments of $4,402,542 and $2,215,782 as of

      December 31, 2008 and 2007, respectively. The Company estimated premium tax credits that it will receive related to amounts paid to guaranty funds of $3,579,095 and $1,477,968 as of December 31, 2008 and 2007,
      respectively.

      Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses in these various lawsuits are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position, results of operations or cash flows.

12.   LEASES

      The Company and Mutual of Omaha jointly enter into agreements for the rental of office space, equipment and computer software under noncancellable operating leases. Future required minimum rental payments under leases as of December 31, 2008, were:

        2009                                                       $  9,959,720
        2010                                                          7,208,576
        2011                                                          4,690,808
        2012                                                          2,273,258
        2013                                                          1,000,150
        Thereafter                                                      324,383
                                                                   ------------

        Total                                                      $ 25,456,895
                                                                   ============

      The Company's rental expense for the years ended December 31, 2008, 2007 and 2006 was approximately $12,000,000, $9,000,000 and $7,000,000, respectively.

13.   DIRECT PREMIUMS WRITTEN

      The Company's direct accident and health premiums written by third-party administrators were $36,028,620, $39,243,704 and $40,816,462 during the years ended December 31, 2008, 2007 and 2006, respectively.

14.   RETROSPECTIVELY RATED CONTRACTS

      The Company estimates accrued retrospective premium adjustments for its group life and health insurance business based upon premium, claims (including IBNR), and expense experience for each retrospectively rated policy. This method results in the calculation of an asset or liability for each retrospectively rated policy.

      The amount of net premiums earned by the Company that were subject to retrospective rating features were approximately $8,800,000, $10,900,000 and $73,500,000 during the years ended December 31, 2008, 2007, and 2006, respectively. These net premiums represent 2.5%, 6.1% and 29.8% of the total net premium for group business during the years ended December 31, 2008, 2007, and 2006, respectively.

15.   LIABILITY FOR UNPAID CLAIMS

      A reconciliation of the liability for accident and health unpaid claims as of December 31, the net balance of which is included in policy and contract claim reserves, was as follows:

                                                  2008            2007
Health balance -- January 1                  $ 141,695,323    $           -
Reinsurance recoverable                         23,845,739                -
                                             -------------    -------------
       Net balance -- January 1                117,849,584                -
                                             -------------    -------------
Transfer of unpaid claims from commutation               -      122,999,629
                                             -------------    -------------

Incurred related to:
   Current year                                244,779,269      111,371,862
   Prior years                                 (16,395,836)       9,305,414
                                             -------------    -------------

       Total incurred                          228,383,433      120,677,276
                                             -------------    -------------

Paid related to:
   Current year                                133,295,953      103,347,146
   Prior years                                  94,935,355       22,480,175
                                             -------------    -------------
       Total paid                              228,231,308      125,827,321
                                             -------------    -------------

Net balance -- December 31                     118,001,709      117,849,584

Reinsurance recoverable                         22,300,108       23,845,739
                                             -------------    -------------

Balance -- December 31                       $ 140,301,817    $ 141,695,323
                                             =============    =============

      As a result of changes in estimates of insured events in prior years, the provision for claims reserves decreased by $16,395,836 in 2008. Typically, increases or decreases of this nature occur as the result of claim settlements during the year and additional information received regarding individual claims that differed from the original estimates of the cost of these claims.

      At December 31, 2008 and 2007, accrued claim adjustment expenses of $11,573,867 and $10,109,466, respectively, were included in general expenses and taxes due or accrued. In 2008, the claim adjustment expenses incurred and paid by the Company were $24,057,330 and $22,592,929, respectively. In 2007, the claim adjustment expenses incurred and paid by the Company were $0 and $1,515,103, respectively.

16.   AGGREGATE RESERVE FOR POLICIES AND CONTRACTS

      The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.

      Substandard reserves for plans introduced prior to 1989 were set equal to the excess of the reserve calculated using the appropriate substandard multiple mortality table over the reserve calculated using the standard mortality table, where both calculations use the same valuation interest rate and reserve method. Substandard reserves for plans introduced after 1988 were set equal to the unearned portion of the substandard premiums.

      At December 31, 2008 and 2007, the Company had insurance in force with a face value of $193,552,079 and $228,438,332, respectively, for which the gross premiums were less than the net premiums according to the standard valuation set by the state of Nebraska. Reserves to cover the above insurance totaled $3,179,102 and $3,672,620 at December 31, 2008 and 2007, respectively.

17. ANALYSIS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

AT DECEMBER 31, 2008                                               AMOUNT        % OF TOTAL
Annuity reserves and deposit funds liabilities -- subject to discretionary withdrawal:
   With fair value adjustment                                  $  636,684,150            9.1%
   At book value less current surrender charge of 5% or more      169,757,531            2.5
   At fair value                                                  949,472,002           13.6
                                                               --------------   ------------

       Total with adjustment or at fair value                   1,755,913,683           25.2%

At book value without adjustment (minimal or no charge)         1,827,034,914           26.2
Not subject to discretionary withdrawal                         3,392,102,432           48.6
                                                               --------------   ------------

       Gross total                                              6,975,051,029          100.0%
                                                                                ============

Reinsurance ceded                                                  45,028,942
                                                               --------------

Net total                                                      $6,930,022,087
                                                               ==============

AT DECEMBER 31, 2007                                               AMOUNT        % OF TOTAL
Annuity reserves and deposit funds liabilities -- subject to discretionary withdrawal:
   With fair value adjustment                                  $  534,386,810            7.3%
   At book value less current surrender charge of 5% or more      195,791,095            2.7
   At fair value                                                1,208,043,954           16.6
                                                               --------------   ------------

       Total with adjustment or at fair value                   1,938,221,859           26.6%

At book value without adjustment (minimal or no charge)         2,552,072,782           35.1
Not subject to discretionary withdrawal                         2,786,742,412           38.3
                                                               --------------   ------------

   Gross total                                                  7,277,037,053          100.0%
                                                                                ============

Reinsurance ceded                                                  29,081,907
                                                               --------------

Net total                                                      $7,247,955,146
                                                               ==============

      The following information is obtained from the applicable Exhibit in the Company's December 31 Annual Statement and related Separate Accounts Annual Statement, both of which were filed with the State of Nebraska Department of Insurance, and are provided to reconcile annuity reserves and deposit-type funds and other liabilities without life or disability contingencies to amounts reported in the statutory statements of admitted assets, liabilities and surplus as of December 31:

2008                                                                                   AMOUNT
Life and Accident and Health Annual Statement:
   Exhibit 5, Annuities section, net total                                        $ 4,043,028,916
   Exhibit 5, Supplementary Contracts with Life Contingencies Section, net total       19,188,822
   Exhibit 7, Deposit-Type Contracts, Line 14, Column 1                             1,775,910,759
                                                                                  ---------------

                                                                                    5,838,128,497

Separate Accounts Annual Statement:

   Exhibit 3, Line 0299999, Column 2                                                  142,421,546
   Page 3, Line 2, Column 3 -- Other Contract Deposit Funds                           949,472,044
                                                                                  ---------------

Total                                                                             $ 6,930,022,087
                                                                                  ===============

2007                                                                                   AMOUNT
Life and Accident and Health Annual Statement:
   Exhibit 5, Annuities section, net total                                        $ 4,181,620,448
   Exhibit 5, Supplementary Contracts with Life Contingencies Section, net total       19,670,738
   Exhibit 7, Deposit-Type Contracts, Line 14, Column 1                             1,554,059,375
                                                                                  ---------------

                                                                                    5,755,350,561

Separate Accounts Annual Statement:
   Exhibit 3, Line 0299999, Column 2                                                  284,560,564
   Page 3, Line 2, Column 3 -- Other Contract Deposit Funds                         1,208,044,021
                                                                                  ---------------

Total                                                                             $ 7,247,955,146
                                                                                  ===============

18.   PREMIUMS DEFERRED AND UNCOLLECTED

      Deferred and uncollected life insurance premiums and annuity considerations at December 31 were as follows:

                                    2008                          2007
                        ---------------------------   ----------------------------
                                           NET OF                        NET OF
TYPE                        GROSS         LOADING         GROSS         LOADING
Ordinary new business   $ 43,150,758   $  6,535,784   $ 40,369,459   $  7,170,464
Ordinary renewal         202,091,291    232,603,177    194,714,733    225,384,569
Group life                31,134,982     30,132,119     21,743,243     20,819,294
                        ------------   ------------   ------------   -------------

Total                   $276,377,031   $269,271,080   $256,827,435   $253,374,327
                        ============   ============   ============   =============

19.  SEPARATE ACCOUNTS

     Information regarding the nonguaranteed separate accounts of the Company was as follows:

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                           --------------------------------
                                                                 2008             2007
Premiums and considerations                                $   10,295,291   $    12,111,248
Deposits                                                      874,815,352       530,643,068
                                                           --------------   ---------------

Premiums, considerations and deposits                      $  885,110,643   $   542,754,316
                                                           ==============   ===============
Transfers as reported in the statutory statements of
   operations of the separate accounts annual statement:
   Transfers to Separate Accounts                          $   10,295,291   $    12,111,248
   Transfers from Separate Accounts                            64,242,997        88,235,156
                                                           --------------   ---------------

       Net transfers of the general account                   (53,947,706)      (76,123,908)

   Reinsurance                                                 53,947,706        76,123,908
                                                           --------------   ---------------
Net transfers as reported in the statutory statements
   of operations                                           $            -   $             -
                                                           ==============   ===============

                                                                    AT DECEMBER 31,
                                                           --------------------------------
                                                                2008                2007

Reserves by valuation basis -- market value                $1,134,111,510   $ 1,567,680,459
                                                           ==============   ===============

Reserves by withdrawal characteristics -- market value     $1,134,111,510   $ 1,567,680,459
                                                           ==============   ===============

20.  EDP EQUIPMENT AND SOFTWARE

     EDP equipment and operating and nonoperating software included in other assets consisted of the following at December 31:

                                            2008            2007

Electronic data processing equipment   $  9,113,664    $  9,384,027
Operating system software                 3,436,861       3,436,861
Nonoperating system software              7,619,973       7,619,973
Accumulated depreciation                (20,118,354)    (20,338,645)
Nonadmitted                                 (52,144)        (93,859)
                                       ------------    ------------

                                       $          -    $      8,357
                                       ============    ============

     Depreciation   expense   related  to  EDP   equipment   and  operating  and
     nonoperating software totaled $50,775 for the year ended December 31, 2008 and $57,246 for the year ended December 31, 2007.

21. RECONCILIATION OF STATUTORY NET INCOME (LOSS) AND SURPLUS TO GAAP NET INCOME (LOSS) AND EQUITY

      As described in Note 1, the Company has prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the State of Nebraska Department of Insurance. These practices differ from GAAP. The following tables reconcile statutory net income (loss) to GAAP net income (loss) and statutory surplus to GAAP equity.

                                                  FOR THE YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------
                                               2008            2007            2006
Statutory net income (loss)               $ (69,569,080)  $  88,639,802   $  11,264,583
Future policy benefits and policyholder
   account balances                          58,687,475      84,717,307      70,888,523
Deferred policy acquisition costs            44,316,505      26,675,040      18,158,976
Deferred income taxes and other
   tax reclassifications                      7,054,179     (62,985,411)    (25,201,605)
Valuation of investments                    (49,915,787)     (7,154,214)     (5,297,824)
Earnings of subsidiaries                      2,432,189        (757,844)     13,916,609
Cumulative effect of accounting change
   for long-duration contracts                       --      (3,680,832)             --
Other                                        (3,465,391)     (4,423,687)     (3,773,113)
                                          -------------   -------------   -------------

GAAP net income (loss)                    $ (10,459,910)  $ 121,030,161   $  79,956,149
                                          =============   =============   =============

                                                    AT DECEMBER 31,
                                          ----------------------------------
                                                2008               2007
Statutory surplus                         $ 1,196,272,238    $ 1,358,059,891
Future policy benefits and policyholder
   account balances                           (43,631,897)      (100,369,110)
Deferred policy acquisition costs           1,079,592,984      1,000,651,452
Deferred income taxes                        (233,050,378)      (345,409,473)
Non-admitted assets                           202,345,607        190,173,563
Valuation of investments                     (387,775,061)        77,312,236
Statutory asset valuation reserve              78,638,788         63,382,272
Subsidiary equity                              55,367,746         74,840,483
Statutory interest maintenance reserve         26,896,940         32,314,966
Other                                          (8,795,537)        (6,759,548)
                                          ----------------   ---------------

GAAP equity                               $ 1,965,861,430    $ 2,344,196,732
                                          ================   ===============

22.  DISPOSITION

      On July 1, 2007, the Company and Mutual of Omaha signed assumptive and coinsurance reinsurance agreements and a purchase agreement with Coventry Healthcare, Inc. ("Coventry") related to its Group health business. Under the terms of the assumptive reinsurance agreement, groups in Nebraska and Iowa were given the option of continuing their group insurance contract with Coventry. Amounts related to groups who did not continue are reinsured to Coventry under the terms of the coinsurance agreement until the contract is non-renewed at the next anniversary date. Under the terms of a transition services agreement the Company, Mutual of Omaha and Coventry will continue to provide services related to this business that will aid in the transition for both parties.

     The Company and Mutual of Omaha received approximately $110,879,000 in proceeds (principally for renewal rights) as a result of this transaction. Proceeds of $17,963,000 were allocated to the Company by Mutual of Omaha and the Company recognized a realized net gain of $17,485,000, including approximately $19,889,000 in other income and $2,404,000 in operating expenses. Assets sold and liabilities transferred by the Company as a result of the transaction were $5,735,000 and $1,676,000, respectively. The Company has no contingencies associated with the transaction.

                                   * * * * * *

United of Omaha
Separate Account B

Financial Statements as of December 31, 2008 and for each of the Periods in the Years Ended December 31, 2008 and 2007 and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
United of Omaha Life Insurance Company
Omaha, NE

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 2 which comprise the United of Omaha Separate Account B (the "Account") as of December 31, 2008, and the related statements of operations and changes in net assets for each of the periods in the two years then ended, and the financial highlights for each of the periods in the five years then ended for each of the subaccounts which comprise the Account. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the subaccounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the United of Omaha Separate Account B as of December 31, 2008, the results of their operations and the changes in their net assets for each of the periods in the two years then ended, and the financial highlights for each of the periods in the five years then ended for each of the subaccounts which comprise the Account, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

Omaha, Nebraska
April 20, 2009

                       UNITED OF OMAHA SEPARATE ACCOUNT B
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2008

ASSETS                                              Cost         Fair Value     Shares
                                              --------------   --------------   -------
INVESTMENTS:
   ALGER:
     American Growth                          $    1,567,957   $    1,421,280    53,674
     American Small Capitalization                   835,933          741,525    42,180
   FEDERATED:
     Prime Money Fund II                             986,900          986,900   986,900
     Fund for U.S. Government Securities II          514,382          509,333    44,483
   FIDELITY:
     VIP Asset Manager: Growth                       488,050          378,928    39,145
     VIP Contrafund                                3,046,088        1,866,040   121,250
     VIP Equity Income                             1,788,554        1,033,652    78,426
     VIP Index 500                                 9,538,835        7,282,204    73,417
     VIP Mid Cap                                     297,218          183,325    10,117
   MFS:
     Core Equity Series                            5,643,802        4,746,231   457,248
     Emerging Growth Series                        1,116,575          917,926    58,766
     High Income Series                              494,963          331,311    53,180
     Research Series                                 619,168          511,628    39,661
     Strategic Income Series                         356,226          300,588    34,471
   PIONEER:
     Equity Income VCT                               502,002          369,399    24,207
     Fund VCT                                        848,474          696,895    43,747
     Independence VCT                                 58,903           39,064     4,957
     Mid Cap Value VCT                             7,740,140        5,018,384   428,190
     Real Estate Shares VCT                          918,956          479,336    46,046
     Small Cap Value VCT                             118,961           59,152     8,750
   DWS SCUDDER:
     Global Opportunities                            625,668          391,172    51,134
     Growth and Income                               412,435          242,101    47,285
     International                                   781,977          504,054    77,309
     Small Cap Index VIP                             405,284          294,376    34,111
   T. ROWE PRICE:
     Equity Income                                 7,139,932        5,167,558   360,360
     International Stock                           6,621,140        4,513,691   547,778
     Limited-Term Bond                             1,132,564        1,095,288   227,238
     New America Growth                              686,144          492,359    38,586
     Personal Strategy Balanced                      562,672          427,064    33,627
   VAN KAMPEN:
     UIF Emerging Markets Equity                   1,924,367        1,315,804   171,776
     UIF Core Plus Fixed Income                    6,787,491        5,970,020   602,424
                                              --------------   --------------
       Total net assets                       $   64,561,761   $   48,286,588
                                              ==============   ==============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2008 AND 2007

                                                                                             Alger
                                                          ------------------------------------------------------------------------
                                                                     American Growth               American Small Capitalization
                                                          ------------------------------------    --------------------------------
                                                                2008                2007               2008             2007
                                                          ---------------    -----------------    --------------    --------------
Income:
   Dividends                                              $         4,877    $           9,854    $            -    $            -
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares             102,435              213,169            49,160            92,252
   Net realized gain distributions                                      -                    -            16,204                 -
                                                          ---------------    -----------------    --------------    --------------
   Net realized gains (losses)                                    102,435              213,169            65,364            92,252
                                                          ---------------    -----------------    --------------    --------------
Change in unrealized appreciation / depreciation during
   the year                                                    (1,361,580)             298,412          (730,566)          134,631
                                                          ---------------    -----------------    --------------    --------------
Increase (decrease) in net assets from operations              (1,254,268)             521,435          (665,202)          226,883
                                                          ---------------    -----------------    --------------    --------------
Contract transactions:
   Payments received from contract owners                         296,327              385,279           122,439           144,755
   Transfers between subaccounts (including fixed
       accounts), net                                             (83,217)            (154,040)            9,880           (20,191)
   Transfers for contract benefits and terminations              (192,443)            (327,077)         (113,538)         (116,816)
   Contract maintenance charges                                  (267,022)            (288,274)         (112,481)         (125,482)
                                                          ---------------    -----------------    --------------    --------------
Net increase (decrease) in net assets from contract
      transactions                                               (246,355)            (384,112)          (93,700)         (117,734)
                                                          ---------------    -----------------    --------------    --------------
Total increase (decrease) in net assets                        (1,500,623)             137,323          (758,902)          109,149
Net assets at beginning of period                               2,921,903            2,784,580         1,500,427         1,391,278
                                                          ---------------    -----------------    --------------    --------------
Net assets at end of period                               $      1,421,28    $       2,921,903    $      741,525    $    1,500,427
                                                          ===============    =================    ==============    ==============

ACCUMULATION UNITS:
   Purchases                                                       23,598               41,168            18,098            25,606
   Withdrawals                                                    (37,625)             (61,934)          (24,521)          (33,116)
                                                          ---------------    -----------------    --------------    --------------
Net increase (decrease) in units outstanding                      (14,027)             (20,766)           (6,423)           (7,510)
Units outstanding at beginning of period                          145,141              165,907            86,206            93,716
                                                          ---------------    -----------------    --------------    --------------
Units outstanding at end of period                                131,114              145,141            79,783            86,206
                                                          ===============    =================    ==============    ==============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2008 AND 2007

                                                                              Federated
                                                          --------------------------------------------------
                                                                                    Fund for U.S. Government
                                                            Prime Money Fund II           Securities II
                                                          -----------------------   ------------------------
                                                             2008         2007         2008          2007
                                                          ----------   ----------   ----------   -----------
Income:
   Dividends                                              $   24,157   $   34,844   $   28,988   $    26,158
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares              -            -       (3,940)       (4,539)
   Net realized gain distributions                                 -            -            -             -
                                                          ----------   ----------   ----------   -----------
      Net realized gains (losses)                                  -            -       (3,940)       (4,539)
                                                          ----------   ----------   ----------   -----------
Change in unrealized appreciation / depreciation during
   the year                                                        -            -       (3,926)       15,948
                                                          ----------   ----------   ----------   -----------
Increase (decrease) in net assets from operations             24,157       34,844       21,122        37,567
                                                          ----------   ----------   ----------   -----------

Contract transactions:
   Payments received from contract owners                     75,382      189,091       47,997        74,728
   Transfers between subaccounts (including fixed
      accounts), net                                         247,385       54,024       16,511       (64,882)
   Transfers for contract benefits and terminations         (125,505)     (35,363)    (104,708)      (40,218)
   Contract maintenance charges                             (108,919)     (65,502)     (63,966)      (53,637)
                                                          ----------   ----------   ----------   -----------
Net increase (decrease) in net assets from contract
   transactions                                               88,343      142,250     (104,166)      (84,009)
                                                          ----------   ----------   ----------   -----------
Total increase (decrease) in net assets                      112,500      177,094      (83,044)      (46,442)
Net assets at beginning of period                            874,400      697,306      592,377       638,819
                                                          ----------   ----------   ----------   -----------
Net assets at end of period                               $  986,900   $  874,400   $  509,333   $   592,377
                                                          ==========   ==========   ==========   ===========

ACCUMULATION UNITS:
   Purchases                                                 369,819      370,884       27,098        11,282
   Withdrawals                                              (307,862)    (269,847)     (33,115)      (16,295)
                                                          ----------   ----------   ----------   -----------
Net increase (decrease) in units outstanding                  61,957      101,037       (6,017)       (5,013)
Units outstanding at beginning of period                     614,399      513,362       34,292        39,305
                                                          ----------   ----------   ----------   -----------
Units outstanding at end of period                           676,356      614,399       28,275        34,292
                                                          ==========   ==========   ==========   ===========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2008 AND 2007

                                                                                    Fidelity
                                                          --------------------------------------------------------
                                                           VIP Asset Manager:Growth           VIP Contrafund
                                                          --------------------------------------------------------
                                                             2008           2007           2008           2007
                                                          -----------    -----------    -----------    -----------
Income:
   Dividends                                              $    10,115    $    34,537    $    27,293    $    35,448
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares          26,084         24,918       (142,162)       118,551
   Net realized gain distributions                                526              -         87,341        946,227
                                                          -----------    -----------    -----------    -----------
     Net realized gains (losses)                               26,610         24,918        (54,821)     1,064,778
                                                          -----------    -----------    -----------    -----------
Change in unrealized appreciation / depreciation during
   the year                                                  (270,707)        80,734     (1,500,619)      (493,790)
                                                          -----------    -----------    -----------    -----------
Increase (decrease) in net assets from operations            (233,982)       140,189     (1,528,147)       606,436
                                                          -----------    -----------    -----------    -----------

Contract transactions:
   Payments received from contract owners                      70,272        100,607        329,107        381,394
   Transfers between subaccounts (including fixed
      accounts), net                                          (71,246)       (48,932)      (118,096)      (119,752)
   Transfers for contract benefits and terminations          (139,126)       (68,722)      (355,496)      (224,090)
   Contract maintenance charges                               (89,391)       (88,293)      (319,691)      (331,430)
                                                          -----------    -----------    -----------    -----------
Net increase (decrease) in net assets from contract
   transactions                                              (229,491)      (105,340)      (464,176)      (293,878)
                                                          -----------    -----------    -----------    -----------
Total increase (decrease) in net assets                      (463,473)        34,849     (1,992,323)       312,558
Net assets at beginning of period                             842,401        807,552      3,858,363      3,545,805
                                                          -----------    -----------    -----------    -----------
Net assets at end of period                               $   378,928    $   842,401    $ 1,866,040    $ 3,858,363
                                                          ===========    ===========    ===========    ===========

ACCUMULATION UNITS:
   Purchases                                                    8,216         20,335         21,255         36,407
   Withdrawals                                                (23,232)       (27,383)       (42,698)       (47,305)
                                                          -----------    -----------    -----------    -----------
Net increase (decrease) in units outstanding                  (15,016)        (7,048)       (21,443)       (10,898)
Units outstanding at beginning of period                       50,182         57,230        135,112        146,010
                                                          -----------    -----------    -----------    -----------
Units outstanding at end of period                             35,166         50,182        113,669        135,112
                                                          ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2008 AND 2007

                                                                               Fidelity (continued)
                                                          ------------------------------------------------------------
                                                               VIP Equity Income                VIP Index 500
                                                          ----------------------------    ----------------------------
                                                              2008            2007            2008            2007
                                                          ------------    ------------    ------------    ------------
Income:
   Dividends                                              $     38,396    $     40,697    $    218,837    $    465,971
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares          (79,829)         55,242          40,474         297,146
   Net realized gain distributions                               1,744         179,488         112,209              --
                                                          ------------    ------------    ------------    ------------
     Net realized gains (losses)                               (78,085)        234,730         152,683         297,146
                                                          ------------    ------------    ------------    ------------
Change in unrealized appreciation / depreciation during
   the year                                                   (785,865)       (233,657)     (4,830,606)        (75,684)
                                                          ------------    ------------    ------------    ------------
Increase (decrease) in net assets from operations             (825,554)         41,770      (4,459,086)        687,433
                                                          ------------    ------------    ------------    ------------

Contract transactions:
   Payments received from contract owners                      157,450         214,492       1,409,906       1,724,172
   Transfers between subaccounts (including fixed
      accounts), net                                           (62,603)        (60,208)       (323,066)       (326,915)
   Transfers for contract benefits and terminations           (226,863)       (245,409)       (926,635)       (970,679)
   Contract maintenance charges                               (158,794)       (189,866)     (1,111,987)     (1,205,850)
                                                          ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from contract
   transactions                                               (290,810)       (280,991)       (951,782)       (779,272)
                                                          ------------    ------------    ------------    ------------
Total increase (decrease) in net assets                     (1,116,364)       (239,221)     (5,410,868)        (91,839)
Net assets at beginning of period                            2,150,016       2,389,237      12,693,072      12,784,911
                                                          ------------    ------------    ------------    ------------
Net assets at end of period                               $  1,033,652    $  2,150,016    $  7,282,204    $ 12,693,072
                                                          ============    ============    ============    ============

ACCUMULATION UNITS:
   Purchases                                                    16,545          26,786         153,118         304,067
   Withdrawals                                                 (33,827)        (40,499)       (214,715)       (346,810)
                                                          ------------    ------------    ------------    ------------
Net increase (decrease) in units outstanding                   (17,282)        (13,713)        (61,597)        (42,743)
Units outstanding at beginning of period                       106,908         120,621         689,157         731,900
                                                          ------------    ------------    ------------    ------------
Units outstanding at end of period                              89,626         106,908         627,560         689,157
                                                          ============    ============    ============    ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2008 AND 2007

                                                           Fidelity (continued)                MFS
                                                        -------------------------   -------------------------
                                                                VIP Mid Cap            Core Equity Series
                                                        -------------------------   -------------------------
                                                            2008          2007          2008          2007
                                                        -----------   -----------   -----------   -----------
Income:
   Dividends                                            $       683   $     1,690   $    53,796   $    29,736
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares       (38,369)       13,741       127,030       307,766
   Net realized gain distributions                           50,066        30,342             -             -
                                                        -----------   -----------   -----------   -----------
      Net realized gains (losses)                            11,697        44,083       127,030       307,766
                                                        -----------   -----------   -----------   -----------
Change in unrealized appreciation / depreciation
   during the year                                         (164,853)        2,435    (3,336,727)      577,852
                                                        -----------   -----------   -----------   -----------
Increase (decrease) in net assets from
   operations                                              (152,473)       48,208    (3,155,901)      915,354
                                                        -----------   -----------   -----------   -----------

Contract transactions:
   Payments received from contract owners                    31,130        54,170     1,006,847     1,192,978
   Transfers between subaccounts
      (including fixed accounts), net                        19,517        16,462      (268,801)     (333,701)
   Transfers for contract benefits and
      terminations                                          (41,288)      (46,943)     (618,704)     (777,707)
   Contract maintenance charges                             (28,656)      (35,109)     (759,255)     (816,163)
                                                        -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
   from contract transactions                               (19,297)      (11,420)     (639,913)     (734,593)
                                                        -----------   -----------   -----------   -----------
Total increase (decrease) in net assets                    (171,770)       36,788    (3,795,814)      180,761
Net assets at beginning of period                           355,095       318,307     8,542,045     8,361,284
                                                        -----------   -----------   -----------   -----------
Net assets at end of period                             $   183,325   $   355,095   $ 4,746,231   $ 8,542,045
                                                        ===========   ===========   ===========   ===========

ACCUMULATION UNITS:
   Purchases                                                  4,645        10,590       108,075       261,750
   Withdrawals                                               (6,552)      (11,036)     (146,460)     (300,647)
                                                        -----------   -----------   -----------   -----------
Net increase (decrease) in units outstanding                 (1,907)         (446)      (38,385)      (38,897)
Units outstanding at beginning of period                     13,142        13,588       442,175       481,072
                                                        -----------   -----------   -----------   -----------
Units outstanding at end of period                           11,235        13,142       403,790       442,175
                                                        ===========   ===========   ===========   ===========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2008 AND 2007

                                                                           MFS (continued)
                                                        -------------------------------------------------------
                                                          Emerging Growth Series         High Income Series
                                                        --------------------------   --------------------------
                                                            2008          2007            2008          2007
                                                        -----------   ------------   ------------   -----------
Income:
   Dividends                                            $     3,074   $          -    $    41,289   $    38,825
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares        32,836         41,096        (11,573)        6,062
   Net realized gain distributions                                -              -              -             -
                                                        -----------   ------------   ------------   -----------
      Net realized gains (losses)                            32,836         41,096        (11,573)        6,062
                                                        -----------   ------------   ------------   -----------
Change in unrealized appreciation / depreciation
   during the year                                         (612,369)       269,265       (165,960)      (34,160)
                                                        -----------   ------------   ------------   -----------
Increase (decrease) in net assets from
   operations                                              (576,459)       310,361       (136,244)       10,727
                                                        -----------   ------------   ------------   -----------

Contract transactions:
   Payments received from contract owners                   163,570        211,628         34,575        47,443
   Transfers between subaccounts
      (including fixed accounts), net                       (48,562)       (64,246)       (55,755)       (1,472)
   Transfers for contract benefits and
      terminations                                         (174,863)      (167,190)       (34,772)      (70,549)
   Contract maintenance charges                            (156,689)      (155,012)       (36,283)      (44,635)
                                                        -----------   ------------   ------------   -----------
Net increase (decrease) in net assets
   from contract transactions                              (216,544)      (174,820)       (92,235)      (69,213)
                                                        -----------   ------------   ------------   -----------
Total increase (decrease) in net assets                    (793,003)       135,541       (228,479)      (58,486)
Net assets at beginning of period                         1,710,929      1,575,388        559,790       618,276
                                                        -----------   ------------   ------------   -----------
Net assets at end of period                             $   917,926   $  1,710,929   $    331,311   $   559,790
                                                        ===========   ============   ============   ===========

ACCUMULATION UNITS:
   Purchases                                                 13,794         20,461          3,295        12,112
   Withdrawals                                              (27,188)       (31,321)        (9,325)      (16,452)
                                                        -----------   ------------   ------------   -----------
Net increase (decrease) in units outstanding                (13,394)       (10,860)        (6,030)       (4,340)
Units outstanding at beginning of period                     93,838        104,698         34,990        39,330
                                                        -----------   ------------   ------------   -----------
Units outstanding at end of period                           80,444         93,838         28,960        34,990
                                                        ===========   ============   ============   ===========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2008 AND 2007

                                                                            MFS (continued)
                                                        -----------------------------------------------------
                                                             Research Series         Strategic Income Series
                                                        -------------------------   -------------------------
                                                            2008          2007          2008          2007
                                                        -----------   -----------   -----------   -----------
Income:
   Dividends                                            $     3,961   $     6,557   $    30,777   $    18,841
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares         8,023        50,076       (32,405)        2,145
   Net realized gain distributions                                -             -             -             -
                                                        -----------   -----------   -----------   -----------
      Net realized gains (losses)                             8,023        50,076       (32,405)        2,145
                                                        -----------   -----------   -----------   -----------
Change in unrealized appreciation / depreciation
   during the year                                         (321,576)       58,940       (63,379)       (3,991)
                                                        -----------   -----------   -----------   -----------
Increase (decrease) in net assets from
   operations                                              (309,592)      115,573       (65,007)       16,995
                                                        -----------   -----------   -----------   -----------

Contract transactions:
   Payments received from contract owners                    69,912       123,044        24,592        42,743
   Transfers between subaccounts
      (including fixed accounts), net                       (18,441)        2,215        25,613       120,792
   Transfers for contract benefits and
      terminations                                          (63,729)     (196,955)     (142,587)      (69,779)
   Contract maintenance charges                             (81,165)      (93,222)      (46,968)      (31,781)
                                                        -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
   from contract transactions                               (93,423)     (164,918)     (139,350)       61,975
                                                        -----------   -----------   -----------   -----------
Total increase (decrease) in net assets                    (403,015)      (49,345)     (204,357)       78,970
Net assets at beginning of period                           914,643       963,988       504,945       425,975
                                                        -----------   -----------   -----------   -----------
Net assets at end of period                             $   511,628   $   914,643   $   300,588   $   504,945
                                                        ===========   ===========   ===========   ===========

ACCUMULATION UNITS:
   Purchases                                                  5,673        13,165         5,785        23,618
   Withdrawals                                              (12,364)      (23,516)      (15,343)      (19,914)
                                                        -----------   -----------   -----------   -----------
Net increase (decrease) in units outstanding                 (6,691)      (10,351)       (9,558)        3,704
Units outstanding at beginning of period                     53,606        63,957        29,569        25,865
                                                        -----------   -----------   -----------   -----------
Units outstanding at end of period                           46,915        53,606        20,011        29,569
                                                        ===========   ===========   ===========   ===========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2008 AND 2007

                                                                               Pioneer
                                                        ---------------------------------------------------------
                                                             Equity Income VCT                  Fund VCT
                                                        ---------------------------   ---------------------------
                                                            2008           2007           2008           2007
                                                        ------------   ------------   ------------   ------------
Income:
   Dividends                                            $     13,724   $     18,972   $     14,777   $     12,448
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares         (5,588)        46,155         21,809         50,546
   Net realized gain distributions                            32,594         26,403         40,206              -
                                                        ------------   ------------   ------------   ------------
      Net realized gains (losses)                             27,006         72,558         62,015         50,546
                                                        ------------   ------------   ------------   ------------
Change in unrealized appreciation / depreciation
   during the year                                          (221,364)       (82,709)      (460,927)          (263)
                                                        ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
   operations                                               (180,634)         8,821       (384,135)        62,731
                                                        ------------   ------------   ------------   ------------

Contract transactions:
   Payments received from contract owners                     69,240         83,946        117,793        135,418
   Transfers between subaccounts
      (including fixed accounts), net                        (47,399)        (9,775)       (92,948)       (57,183)
   Transfers for contract benefits and
      terminations                                           (70,893)      (126,172)       (59,491)       (87,424)
   Contract maintenance charges                              (78,971)       (89,713)      (107,913)      (112,072)
                                                        ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
   from contract transactions                               (128,023)      (141,714)      (142,559)      (121,261)
                                                        ------------   ------------   ------------   ------------
Total increase (decrease) in net assets                     (308,657)      (132,893)      (526,694)       (58,530)
Net assets at beginning of period                            678,056        810,949      1,223,589      1,282,119
                                                        ------------   ------------   ------------   ------------
Net assets at end of period                             $    369,399   $    678,056   $    696,895   $  1,223,589
                                                        ============   ============   ============   ============

ACCUMULATION UNITS:
   Purchases                                                   6,984         26,001         12,261         30,894
   Withdrawals                                               (15,822)       (34,272)       (25,561)       (40,747)
                                                        ------------   ------------   ------------   ------------
Net increase (decrease) in units outstanding                  (8,838)        (8,271)       (13,300)        (9,853)
Units outstanding at beginning of period                      40,849         49,120        100,560        110,413
                                                        ------------   ------------   ------------   ------------
Units outstanding at end of period                            32,011         40,849         87,260        100,560
                                                        ============   ============   ============   ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2008 AND 2007

                                                                         Pioneer (continued)
                                                         ---------------------------------------------------
                                                              Independence VCT           Mid Cap Value VCT
                                                         ------------------------   ------------------------
                                                            2008          2007          2008         2007
                                                         ----------    ----------   -----------   ----------
Income:
   Dividends                                             $       21    $        -   $    80,218   $   69,457
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares          (685)        2,482      (195,974)     141,468
   Net realized gain distributions                                -             -       551,732      926,991
                                                         ----------    ----------   -----------   ----------
     Net realized gains (losses)                               (685)        2,482       355,758    1,068,459
                                                         ----------    ----------   -----------   ----------
Change in unrealized appreciation / depreciation
   during the year                                          (40,077)        4,064     (3,119,04)    (635,366)
                                                         ----------    ----------   -----------   ----------
Increase (decrease) in net assets from operations           (40,741)        6,546     (2,683,06)     502,550
                                                         ----------    ----------   -----------   ----------

Contract transactions:
   Payments received from contract owners                     8,718        10,465     1,010,414    1,171,519
   Transfers between subaccounts (including fixed
     accounts), net                                         (11,273)        3,651      (353,682)    (208,958)
   Transfers for contract benefits and terminations          (1,872)       (5,418)     (634,065)    (844,107)
   Contract maintenance charges                              (8,295)       (9,865)     (774,637)    (851,376)
                                                         ----------    ----------   -----------   ----------
Net increase (decrease) in net assets from contract
   transactions                                             (12,722)       (1,167)     (751,970)    (732,922)
                                                         ----------    ----------   -----------   ----------
Total increase (decrease) in net assets                     (53,463)        5,379     (3,435,03)    (230,372)
Net assets at beginning of period                            92,527        87,148     8,453,421    8,683,793
                                                         ----------    ----------   -----------   ----------
Net assets at end of period                              $   39,064    $   92,527   $ 5,018,384   $8,453,421
                                                         ==========    ==========   ===========   ==========

ACCUMULATION UNITS:
   Purchases                                                  3,692         3,932        82,326      182,693
   Withdrawals                                               (5,724)       (4,073)     (116,284)    (209,735)
                                                         ----------    ----------   -----------   ----------
Net increase (decrease) in units outstanding                 (2,032)         (141)      (33,958)     (27,042)
Units outstanding at beginning of period                     11,822        11,963       319,681      346,723
                                                         ----------    ----------   -----------   ----------
Units outstanding at end of period                            9,790        11,822       285,723      319,681
                                                         ==========    ==========   ===========   ==========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2008 AND 2007

                                                                         Pioneer (continued)
                                                         ---------------------------------------------------
                                                          Real Estate Shares VCT      Small Cap Value VCT
                                                         ------------------------   ------------------------
                                                            2008         2007          2008          2007
                                                         ----------   -----------   ----------    ----------
Income:
   Dividends                                             $   33,400   $    34,292   $      190    $      614
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares       (52,591)       81,270      (11,769)        2,092
   Net realized gain distributions                          227,608       113,566       12,882        28,518
                                                         ----------   -----------   ----------    ----------
     Net realized gains (losses)                            175,017       194,836        1,113        30,610
                                                         ----------   -----------   ----------    ----------
Change in unrealized appreciation / depreciation
   during the year                                         (533,763)     (459,935)     (39,498)      (40,403)
                                                         ----------   -----------   ----------    ----------
Increase (decrease) in net assets from operations          (325,346)     (230,807)     (38,195)       (9,179)
                                                         ----------   -----------   ----------    ----------

Contract transactions:
   Payments received from contract owners                    79,783        99,234       15,380        22,746
   Transfers between subaccounts (including fixed
     accounts), net                                         (38,505)       (7,626)     (11,192)        5,970
   Transfers for contract benefits and terminations         (92,222)     (103,996)     (10,349)      (12,494)
   Contract maintenance charges                            (101,445)     (127,105)     (12,059)      (11,377)
                                                         ----------   -----------   ----------    ----------
Net increase (decrease) in net assets from contract
   transactions                                            (152,389)     (139,493)     (18,220)        4,845
                                                         ----------   -----------   ----------    ----------
Total increase (decrease) in net assets                    (477,735)     (370,300)     (56,415)       (4,334)
Net assets at beginning of period                           957,071     1,327,371      115,567       119,901
                                                         ----------   -----------   ----------    ----------
Net assets at end of period                              $  479,336   $   957,071   $   59,152    $  115,567
                                                         ==========   ===========   ==========    ==========

ACCUMULATION UNITS:
   Purchases                                                  6,628        15,735        2,382         3,747
   Withdrawals                                              (12,947)      (19,899)      (3,417)       (3,526)
                                                         ----------   -----------   ----------    ----------
Net increase (decrease) in units outstanding                 (6,319)       (4,164)      (1,035)          221
Units outstanding at beginning of period                     33,320        37,484        5,983         5,762
                                                         ----------   -----------   ----------    ----------
Units outstanding at end of period                           27,001        33,320        4,948         5,983
                                                         ==========   ===========   ==========    ==========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2008 AND 2007

                                                                         DWS Scudder
                                                 -----------------------------------------------------------
                                                     Global Opportunities            Growth and Income
                                                 ------------   -------------   ------------   -------------
                                                     2008           2007            2008           2007
                                                 ------------   -------------   ------------   -------------
Income:
   Dividends                                     $          -   $       9,523   $      5,493   $       3,466
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund
     shares                                            33,067          52,188        (13,474)          6,953
   Net realized gain distributions                    114,909          65,757         80,962           5,434
                                                 ------------   -------------   ------------   -------------
     Net realized gains (losses)                      147,976         117,945         67,488          12,387
                                                 ------------   -------------   ------------   -------------
Change in unrealized appreciation /
   depreciation during the year                      (564,181)        (48,815)      (223,724)        (12,254)
                                                 ------------   -------------   ------------   -------------
Increase (decrease) in net assets from
   operations                                        (416,205)         78,653       (150,743)          3,599
                                                 ------------   -------------   ------------   -------------

Contract transactions:
   Payments received from contract owners              62,099          82,619         39,993          54,355
   Transfers between subaccounts
     (including fixed accounts), net                  (42,957)         26,200         (2,370)            169
   Transfers for contract benefits and
     terminations                                     (98,519)        (72,765)       (17,226)        (25,871)
   Contract maintenance charges                       (77,214)        (88,642)       (36,108)        (37,342)
                                                 ------------   -------------   ------------   -------------
Net increase (decrease) in net assets
   from contract transactions                        (156,591)        (52,588)       (15,711)         (8,689)
                                                 ------------   -------------   ------------   -------------
Total increase (decrease) in net assets              (572,796)         26,065       (166,454)         (5,090)
Net assets at beginning of period                     963,968         937,903        408,555         413,645
                                                 ------------   -------------   ------------   -------------
Net assets at end of period                      $    391,172   $     963,968   $    242,101   $     408,555
                                                 ============   =============   ============   =============

ACCUMULATION UNITS:
   Purchases                                            4,805          10,035          5,241           8,785
   Withdrawals                                        (10,464)        (11,854)        (6,464)         (9,479)
                                                 ------------   -------------   ------------   -------------
Net increase (decrease) in units outstanding           (5,659)         (1,819)        (1,223)           (694)
Units outstanding at beginning of period               30,456          32,275         30,757          31,451
                                                 ------------   -------------   ------------   -------------
Units outstanding at end of period                     24,797          30,456         29,534          30,757
                                                 ============   =============   ============   =============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2008 AND 2007

                                                                            DWS Scudder (continued)
                                                            --------------------------------------------------------
                                                                    International             Small Cap Index VIP
                                                            -----------------------------   ------------------------
                                                                2008             2007          2008         2007
                                                            -------------    ------------   ----------   -----------
Income:
   Dividends                                                $      11,462    $     26,092   $    6,741   $     5,055
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares               6,355          73,810      (11,398)       26,089
   Net realized gain distributions                                149,060               -       42,866        37,044
                                                            -------------    ------------   ----------   -----------
     Net realized gains (losses)                                  155,415          73,810       31,468        63,133
                                                            -------------    ------------   ----------   -----------
Change in unrealized appreciation / depreciation
   during the year                                               (651,932)         46,518     (208,466)      (78,358)
                                                            -------------    ------------   ----------   -----------
Increase (decrease) in net assets from operations                (485,055)        146,420     (170,257)      (10,170)
                                                            -------------    ------------   ----------   -----------

Contract transactions:
   Payments received from contract owners                          56,319          68,227       30,362        41,834
   Transfers between subaccounts (including fixed
     accounts), net                                                44,783          25,937       (2,710)      (19,590)
   Transfers for contract benefits and terminations               (94,989)       (138,553)     (38,775)      (65,436)
   Contract maintenance charges                                   (68,175)        (76,489)     (30,864)      (39,585)
                                                            -------------    ------------   ----------   -----------
Net increase (decrease) in net assets from contract
   transactions                                                   (62,062)       (120,878)     (41,987)      (82,777)
                                                            -------------    ------------   ----------   -----------
Total increase (decrease) in net assets                          (547,117)         25,542     (212,244)      (92,947)
Net assets at beginning of period                               1,051,171       1,025,629      506,620       599,567
                                                            -------------    ------------   ----------   -----------
Net assets at end of period                                 $     504,054    $  1,051,171   $  294,376   $   506,620
                                                            =============    ============   ==========   ===========

ACCUMULATION UNITS:
   Purchases                                                        9,762          17,088        4,673        10,433
   Withdrawals                                                    (13,851)        (23,604)      (8,473)      (15,620)
                                                            -------------    ------------   ----------   -----------
Net increase (decrease) in units outstanding                       (4,089)         (6,516)      (3,800)       (5,187)
Units outstanding at beginning of period                           55,207          61,723       32,215        37,402
                                                            -------------    ------------   ----------   -----------
Units outstanding at end of period                                 51,118          55,207       28,415        32,215
                                                            =============    ============   ==========   ===========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2008 AND 2007

                                                                        T. Rowe Price
                                                -------------------------------------------------------------
                                                       Equity Income                 International Stock
                                                ----------------------------     ----------------------------
                                                    2008            2007             2008            2007
                                                -------------   ------------     -------------   ------------
Income:
   Dividends                                    $     169,114   $    156,775     $     143,034   $    126,319
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of
     fund shares                                      (42,759)       274,225           128,663        514,918
   Net realized gain distributions                    228,757        538,399           276,203      1,015,066
                                                -------------   ------------     -------------   ------------
     Net realized gains (losses)                      185,998        812,624           404,866      1,529,984
                                                -------------   ------------     -------------   ------------
Change in unrealized appreciation /
   depreciation during the year                    (3,426,190)      (667,045)       (4,698,310)      (532,473)
                                                -------------   ------------     -------------   ------------
Increase (decrease) in net assets from
   operations                                      (3,071,078)       302,354        (4,150,410)     1,123,830
                                                -------------   ------------     -------------   ------------

Contract transactions:
   Payments received from contract owners           1,025,562      1,276,303         1,018,128      1,197,372
   Transfers between subaccounts (including
     fixed accounts), net                            (285,575)       (75,857)          (75,169)      (504,716)
   Transfers for contract benefits and
     terminations                                    (626,974)      (897,058)         (630,694)      (827,079)
   Contract maintenance charges                      (809,907)      (868,860)         (753,023)      (855,384)
                                                -------------   ------------     -------------   ------------
Net increase (decrease) in net assets from
   contract transactions                             (696,894)      (565,472)         (440,758)      (989,807)
                                                -------------   ------------     -------------   ------------
Total increase (decrease) in net assets            (3,767,972)      (263,118)       (4,591,168)       134,023
Units outstanding at beginning of period            8,935,530      9,198,648         9,104,859      8,970,836
                                                -------------   ------------     -------------   ------------
Units outstanding at end of period              $   5,167,558   $  8,935,530     $   4,513,691   $  9,104,859
                                                =============   ============     =============   ============

ACCUMULATION UNITS:
   Purchases                                           97,450        231,841           170,574        335,385
   Withdrawals                                       (135,341)      (257,029)         (188,203)      (395,039)
                                                -------------   ------------     -------------   ------------
Net increase (decrease) in units outstanding          (37,891)       (25,188)          (17,629)       (59,654)
Units outstanding at beginning of period              399,505        424,693           524,711        584,365
                                                -------------   ------------     -------------   ------------
Units outstanding at end of period                    361,614        399,505           507,082        524,711
                                                =============   ============     =============   ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2008 AND 2007

                                                                  T. Rowe Price (continued)
                                                 ----------------------------------------------------------
                                                      Limited-Term Bond             New America Growth
                                                 ----------------------------   ---------------------------
                                                     2008           2007            2008           2007
                                                 ------------   -------------   ------------   ------------
Income:
   Dividends                                     $     54,018   $      64,853   $          -   $          -
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of
     fund shares                                      (12,584)         (6,976)         3,867         28,287
   Net realized gain distributions                          -               -         32,157         89,507
                                                 ------------   -------------   ------------   ------------
     Net realized gains (losses)                      (12,584)         (6,976)        36,024        117,794
                                                 ------------   -------------   ------------   ------------
Change in unrealized appreciation /
   depreciation during the year                       (21,513)         22,075       (359,145)        (2,339)
                                                 ------------   -------------   ------------   ------------
Increase (decrease) in net assets from
   operations                                          19,921          79,952       (323,121)       115,455
                                                 ------------   -------------   ------------   ------------

Contract transactions:
   Payments received from contract owners             111,178         160,112         75,666         85,220
   Transfers between subaccounts (including
     fixed accounts), net                             (91,040)         (2,853)        (2,856)       (17,827)
   Transfers for contract benefits and
     terminations                                    (290,186)       (203,058)       (97,692)       (72,279)
   Contract maintenance charges                      (135,111)       (136,281)       (71,587)       (71,930)
                                                 ------------   -------------   ------------   ------------
Net increase (decrease) in net assets from
   contract transactions                             (405,159)       (182,080)       (96,469)       (76,816)
                                                 ------------   -------------   ------------   ------------
Total increase (decrease) in net assets              (385,238)       (102,128)      (419,590)        38,639
Net assets at beginning of period                   1,480,526       1,582,654        911,949        873,310
                                                 ------------   -------------   ------------   ------------
Net assets at end of period                      $  1,095,288   $   1,480,526   $    492,359   $    911,949
                                                 ============   =============   ============   ============

ACCUMULATION UNITS:
   Purchases                                           17,436          44,783          8,296         13,281
   Withdrawals                                        (41,985)        (56,315)       (15,653)       (18,521)
                                                 ------------   -------------   ------------   ------------
Net increase (decrease) in units outstanding          (24,549)        (11,532)        (7,357)        (5,240)
Units outstanding at beginning of period               90,419         101,951         58,488         63,728
                                                 ------------   -------------   ------------   ------------
Units outstanding at end of period                     65,870          90,419         51,131         58,488
                                                 ============   =============   ============   ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2008 AND 2007

                                                  T. Rowe Price (continued)             Van Kampen
                                                ----------------------------   ---------------------------
                                                 Personal Strategy Balanced    UIF Emerging Markets Equity
                                                ----------------------------   ---------------------------
                                                    2008            2007           2008           2007
                                                ------------    ------------   ------------   ------------
Income:
   Dividends                                    $     15,351    $     17,344   $          -   $     14,216
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of
     fund shares                                      (5,373)         48,165        184,239        457,391
   Net realized gain distributions                     4,644          74,078        646,390        362,677
                                                ------------    ------------   ------------   ------------
     Net realized gains (losses)                        (729)        122,243        830,629        820,068
                                                ------------    ------------   ------------   ------------
Change in unrealized appreciation /
   depreciation during the year                     (220,169)        (81,234)    (2,499,911)       240,144
                                                ------------    ------------   ------------   ------------

Increase (decrease) in net assets from
   operations                                       (205,547)         58,353     (1,669,282)     1,074,428
                                                ------------    ------------   ------------   ------------
Contract transactions:
   Payments received from contract owners             71,948          82,351        316,045        369,042
   Transfers between subaccounts (including
     fixed accounts), net                              8,203          38,519       (103,040)      (447,233)
   Transfers for contract  benefits and
     terminations                                   (184,279)       (189,224)      (239,798)      (277,300)
   Contract maintenance charges                      (77,494)        (80,512)      (251,239)      (292,180)
                                                ------------    ------------   ------------   ------------

Net increase (decrease) in net assets from
   contract transactions                            (181,622)       (148,866)      (278,032)      (647,671)
                                                ------------    ------------   ------------   ------------
Total increase (decrease) in net assets             (387,169)        (90,513)    (1,947,314)       426,757
Net assets at beginning of period                    814,233         904,746      3,263,118      2,836,361
                                                ------------    ------------   ------------   ------------
Net assets at end of period                     $    427,064    $    814,233   $  1,315,804   $  3,263,118
                                                ============    ============   ============   ============

ACCUMULATION UNITS:
   Purchases                                           6,778          15,161         33,952         70,620
   Withdrawals                                       (16,007)        (22,330)       (40,712)       (91,824)
                                                ------------    ------------   ------------   ------------
Net increase (decrease) in units outstanding          (9,229)         (7,169)        (6,760)       (21,204)
Units outstanding at beginning of period              36,623          43,792         96,029        117,233
                                                ------------    ------------   ------------   ------------
Units outstanding at end of period                    27,394          36,623         89,269         96,029
                                                ============    ============   ============   ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2008 AND 2007

                                                                                 Van Kampen (continued)
                                                                              --------------------------
                                                                              UIF Core Plus Fixed Income
                                                                              --------------------------
                                                                                  2008           2007
                                                                              ------------   -----------
Income:
   Dividends                                                                  $    347,321   $   304,176
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares                             (185,811)        9,883
   Net realized gain distributions                                                       -             -
                                                                              ------------   -----------
     Net realized gains (losses)                                                  (185,811)        9,883
                                                                              ------------   -----------
Change in unrealized appreciation / depreciation during the year                  (997,171)      129,120
                                                                              ------------   -----------
Increase (decrease) in net assets from operations                                 (835,661)      443,179
                                                                              ------------   -----------
Contract transactions:
   Payments received from contract owners                                        1,012,316     1,198,810
   Transfers between subaccounts (including fixed accounts), net                  (966,281)      307,021
   Transfers for contract benefits and terminations                               (824,235)     (854,368)
   Contract maintenance charges                                                   (835,412)     (847,984)
                                                                              ------------   -----------

Net increase (decrease) in net assets from contract transactions                (1,613,612)     (196,521)
                                                                              ------------   -----------
Total increase (decrease) in net assets                                         (2,449,273)      246,658
Net assets at beginning of period                                                8,419,293     8,172,635
                                                                              ------------   -----------
Net assets at end of period                                                   $  5,970,020   $ 8,419,293
                                                                              ============   ===========

ACCUMULATION UNITS:
   Purchases                                                                       154,647       387,773
   Withdrawals                                                                    (259,851)     (399,596)
                                                                              ------------   -----------
Net increase (decrease) in units outstanding                                      (105,204)      (11,823)
Units outstanding at beginning of period                                           500,189       512,012
                                                                              ------------   -----------
Units outstanding at end of period                                                 394,985       500,189
                                                                              ============   ===========

The accompanying notes are an integral part of these financial statements

                       UNITED OF OMAHA SEPARATE ACCOUNT B

                         NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIODS ENDED DECEMBER 31, 2008 AND 2007

1.    NATURE OF OPERATIONS

      United of Omaha Separate Account B (the "Separate Account") was established by United of Omaha Life Insurance Company ("United") on August 27, 1996, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account is a funding vehicle for individual variable life contracts. The assets of the Separate Account are owned by United, however, the net assets of the Separate Account are clearly identified and distinguished from United's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business United may conduct.

      A contract owner of the Separate Account may allocate funds to the fixed income account, which is part of United's general account, in addition to those subaccounts detailed below. Interests in the fixed income account have not been registered under the Securities Act of 1933 and United has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions under such acts.

2.    SUBACCOUNTS

      The Separate Account is divided into subaccounts for which accumulation units are separately maintained. Each subaccount invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios and subaccounts are:

      ALGER
      ALGER AMERICAN FUND
      Alger American LargeCap Growth Portfolio Class O ("American Growth") Alger American SmallCap Growth Portfolio Class O ("American Small Capitalization")

      FEDERATED
      FEDERATED INSURANCE SERIES
      Federated Prime Money Fund II Portfolio ("Prime Money Fund II")
      Federated Fund for U.S. Government Securities II Portfolio ("Fund for U.S. Government Securities II")

      FIDELITY
      FIDELITY VARIABLE INSURANCE PRODUCTS FUND
      Fidelity VIP Equity-Income Portfolio Initial Class ("VIP Equity Income") Fidelity VIP Mid Cap Portfolio Service Class 2 ("VIP Mid Cap")

      FIDELITY VARIABLE INSURANCE PRODUCTS
      Fidelity VIP Asset Manager: Growth Portfolio Initial Class ("VIP Asset
      Manager: Growth")
      Fidelity VIP Contrafund Portfolio Service Class ("VIP Contrafund") Fidelity VIP Index 500 Portfolio Initial Class ("VIP Index 500")

      MFS
      MFS VARIABLE INSURANCE TRUST
      MFS Core Equity Series ("Core Equity Series")
      MFS Growth Series Portfolio Initial Class ("Emerging Growth Series") MFS High Income Series Portfolio Initial Class ("High Income Series") MFS Research Series Portfolio Initial Class ("Research Series")
      MFS Strategic Income Series Portfolio Initial Class ("Strategic Income Series")

      PIONEER
      PIONEER VARIABLE CONTRACTS TRUST
      Pioneer Equity Income VCT Portfolio Class II ("Equity Income VCT") Pioneer Fund VCT Portfolio Class II ("Fund VCT")
      Pioneer Independence VCT Portfolio Class II ("Independence VCT") Pioneer Mid Cap Value VCT Portfolio Class I ("Mid Cap Value VCT") Pioneer Real Estate Shares VCT Portfolio Class II ("Real Estate Shares VCT")
      Pioneer Small Cap Value VCT Portfolio Class II ("Small Cap Value VCT")

      DWS SCUDDER
      DWS VARIABLE SERIES I
      DWS Global Opportunities VIP Class B ("Global Opportunities") DWS Growth and Income VIP Class B ("Growth and Income")
      DWS International VIP Class A ("International")

      DWS INVESTMENTS VIT FUNDS
      DWS Small Cap Index VIP Class A ("Small Cap Index VIP")

      T. ROWE PRICE
      T. ROWE PRICE EQUITY SERIES, INC.
      T. Rowe Price Equity Income Portfolio ("Equity Income")
      T. Rowe Price New America Growth Portfolio ("New America Growth")
      T. Rowe Price Personal Strategy Balanced Portfolio ("Personal Strategy Balanced")

      T. ROWE PRICE INTERNATIONAL SERIES, INC.
      T. Rowe Price International Stock Portfolio ("International Stock")

      T. ROWE PRICE FIXED INCOME SERIES, INC.
      T. Rowe Price Limited-Term Bond Portfolio ("Limited-Term Bond")

      VAN KAMPEN
      VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS, INC.
      Van Kampen UIF Emerging Markets Equity Portfolio Class I ("UIF Emerging Markets Equity")
      Van Kampen UIF Core Plus Fixed Income Portfolio Class I ("UIF Core Plus Fixed Income")

3.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      SECURITY VALUATION AND RELATED INVESTMENT INCOME - Investments are made in the portfolios of the Separate Account and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date. Realized gains and losses on sales of investments are determined based on the average cost of investments sold.

      The investments of the Separate Account and United of Omaha Separate Account C are jointly held in accounts with the investment managers.

      FEDERAL INCOME TAXES - Net taxable income or loss of the subaccounts of the Separate Account are included in the federal and state income tax returns of United, which is taxed as a life insurance company under the Internal Revenue Code ("IRC"). Under current provisions of the IRC, United does not expect to incur federal income taxes on the earnings of the subaccounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the subaccounts of the Separate Account for federal income taxes. A charge may be made in future years for any federal income taxes that would be attributable to the contracts in the event of changes in the tax law.

      ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS - Effective January 1, 2008, Separate Account B adopted the provisions of SFAS No. 157, Fair Value Measurements ("SFAS 157"), which defines fair value and establishes a framework for measuring fair value. SFAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting but does not require new fair value measurements. SFAS 157 clarifies a number of considerations with respect to fair value measurement objectives for financial reporting and expands disclosure about the use of fair value measurements, with particular emphasis on the inputs used to measure fair value. This disclosure is intended to provide users of the financial statements the ability to assess the reliability of an entity's fair value measurements. The adoption of SFAS 157 did not materially change the approach or methods utilized for determining fair value measurements or the fair values derived under those methods.

      SFAS 157 requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria is summarized as follows:

             LEVEL 1 -  Inputs are unadjusted and represent quoted prices in active markets for identical assets at the measurement date.

             LEVEL 2 -  Inputs (other than quoted prices included in Level 1)
                        are either directly or indirectly observable for the asset through correlation with market data at the measurement date.

             LEVEL 3 -  Inputs reflect management's best estimate of what market participants would use in pricing the asset at the measurement date. Financial assets presented at fair value and categorized as Level 3 are generally those that are valued using unobservable inputs.

      Each subaccount invests in shares of mutual funds, which calculate daily net asset value based on the value of the underlying securities in the portfolio. As such, the investments held in the Separate Account were valued using Level 2 inputs as defined by SFAS 157.

4.    ACCOUNT CHARGES
      CONTRACT MAINTENANCE CHARGES:

      COST OF INSURANCE CHARGE - The cost of insurance charge on single premium variable life contracts is based on the accumulation value contract year and the insured's rate class as follows:

 ACCUMULATION VALUE           PREFERRED RATE CLASS                STANDARD RATE CLASS
--------------------   ---------------------------------   ---------------------------------
                       Years 1 - 10   Years 11 and later   Years 1 - 10   Years 11 and later
                       ------------   ------------------   ------------   ------------------
  $45,000 or less          0.70%            0.60%             1.30%             0.94%
Greater than $45,000       0.60%            0.50%             1.20%             0.84%

      The cost of insurance for flexible premium variable life contracts is based upon the age, sex, risk and rate class of the insured, the specific amount of insurance coverage and the length of time the contract has been inforce. The cost of insurance charge is assessed through the redemption of units.

      SURRENDER CHARGE - Upon a total surrender, partial withdrawal or if the contract's current specified amount of insurance coverage is decreased, United may deduct a surrender charge from the accumulation value based upon the amount of the decrease, issue age of contract owner, risk and rate class and duration the contract has been inforce.

      TRANSFER FEES - A transfer fee of $10 may be imposed for any non-systematic transfer in excess of twelve per contract year. The transfer is deducted from the amount transferred on the date of the transfer.

      ADMINISTRATIVE CHARGES - United deducts a monthly charge through the redemption of units as compensation for the mortality and expense risks assumed by United. This charge is equal to an annual rate of 0.90% of the accumulation value on each monthly deduction date for single premium variable life contracts. Risk charges for flexible premium variable life contracts are equal to .70% of the accumulation value decreasing to .55% of accumulation value (.15% of accumulation value in excess of $25,000) after ten years. This charge is assessed through the redemption of units. United guarantees that the mortality and expense charge will not increase above these levels. For single premium variable life contracts, United deducts an administrative charge on each monthly deduction date through the redemption of units. This charge is set at an annual rate of 0.24% of the accumulation value on each monthly deduction date. The administrative charge for flexible premium variable life contracts is $84 per year. These charges are assessed through the redemption of units.

      TAX EXPENSE CHARGE - For single premium variable life contracts, a tax expense charge is deducted as part of the monthly deduction from the accumulation value on each monthly deduction date for the first ten contract years to reimburse United for state premium taxes, federal deferred acquisition cost taxes, and related administrative expenses. The annual rate of this charge is 0.39% of the accumulation value and is assessed through the redemption of units. For flexible premium variable life contracts 3.75% of each contract premium payment is deducted to cover these expenses.

      COST OF RIDERS - Additional insured, accidental death benefit, and disability riders are available at a cost based on the insured's age, sex, risk and rate class, and benefit amount. A paid-up life insurance rider is available at a cost of 3% of the accumulation value on the date exercised. These charges are assessed through the redemption of units.

5.    PURCHASES AND SALES OF INVESTMENTS

      The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the period ended December 31, 2008 were as follows:

                                           PURCHASES          SALES
                                         -------------   ---------------
ALGER
American Growth                          $     110,222   $       356,577
American Small Capitalization                  111,742           205,441

FEDERATED
Prime Money Fund II                            415,192           326,849
Fund for U.S. Government Securities II         418,324           522,491

FIDELITY
VIP Asset Manager: Growth                       47,188           276,680
VIP Contrafund                                 160,954           625,131
VIP Equity Income                               98,298           389,107
VIP Index 500                                  425,704         1,377,485
VIP Mid Cap                                     81,651           100,948

MFS
Core Equity Series                             302,140           942,054
Emerging Growth Series                          54,678           271,223
High Income Series                              20,730           112,966
Research Series                                 29,020           122,442
Strategic Income Series                         59,360           198,709

PIONEER
Equity Income VCT                               35,721           163,744
Fund VCT                                        33,772           176,331
Independence VCT                                 6,925            19,646
Mid Cap Value VCT                              309,531         1,061,501
Real Estate Shares VCT                          50,838           203,226
Small Cap Value VCT                             18,951            37,172

DWS SCUDDER
Global Opportunities                            54,776           211,367
Growth and Income                               31,529            47,239
International                                   88,792           150,855
Small Cap Index VIP                             30,600            72,587

T. ROWE PRICE
Equity Income                                  326,532         1,023,425
International Stock                            500,618           941,377
Limited-Term Bond                               68,715           473,875
New America Growth                              53,120           149,590
Personal Strategy Balanced                      77,062           258,684

VAN KAMPEN
UIF Emerging Markets Equity                    202,700           480,732
UIF Core Plus Fixed Income                     253,884         1,867,497

6.    ADMINISTRATION OF THE SEPARATE ACCOUNT

      During 2004, United entered into an administrative services agreement with Security Benefit Life Insurance Company ("Security Benefit") to perform administrative functions on behalf of United with respect to the contracts comprising the Separate Account. Security Benefit has performed and continues to perform the administrative services with respect to the Separate Account.

7.    REINSURANCE ARRANGEMENTS

      Effective December 31, 2003, United agreed to cede to Security Benefit, on a modified coinsurance basis, certain United rights, liabilities and obligations in the Separate Account. The ceding of this business does not discharge United from its primary legal liability to a contract owner.

8.    FINANCIAL HIGHLIGHTS

      A summary of units, unit values, and net assets at December 31 and investment income ratio, expense ratio and total return for the periods ended December 31 follows.

                                                             At December 31                 For the periods ended December 31
                                                ---------------------------------------   --------------------------------------
                                                                                          Investment
                                                                  Unit                      Income       Expense       Total
                                                   Units         Value      Net Assets      Ratio*       Ratio**     Return***
                                                -----------   ----------   ------------   ----------   -----------   -----------
ALGER
American Growth - 2008                              131,114   $    10.84   $  1,421,280         0.22%         0.00%       -46.15%
American Growth - 2007                              145,141        20.13      2,921,903         0.35%         0.00%        19.94%
American Growth - 2006                              165,907        16.78      2,784,580         0.12%         0.00%         5.15%
American Growth - 2005                              177,564        15.96      2,834,274         0.23%         0.00%        12.03%
American Growth - 2004                              180,938        14.25      2,577,927         0.00%         0.00%         5.46%

American Small Capitalization - 2008                 79,783         9.29        741,525         0.00%         0.00%       -46.60%
American Small Capitalization - 2007                 86,206        17.41      1,500,427         0.00%         0.00%        17.24%
American Small Capitalization - 2006                 93,716        14.85      1,391,278         0.00%         0.00%        20.02%
American Small Capitalization - 2005                102,262        12.37      1,264,928         0.00%         0.00%        16.88%
American Small Capitalization - 2004                106,496        10.58      1,127,057         0.00%         0.00%        16.55%

FEDERATED
Prime Money Fund II - 2008                          676,356         1.46        986,900         2.60%         0.00%         2.53%
Prime Money Fund II - 2007                          614,399         1.42        874,400         4.43%         0.00%         4.78%
Prime Money Fund II - 2006                          513,362         1.36        697,306         4.72%         0.00%         4.52%
Prime Money Fund II - 2005                          522,654         1.30        679,250         2.68%         0.00%         2.70%
Prime Money Fund II - 2004                          432,524         1.27        547,350         0.79%         0.00%         0.43%

Fund for U.S. Government Securities II - 2008        28,275        18.01        509,333         5.26%         0.00%         4.28%
Fund for U.S. Government Securities II - 2007        34,292        17.27        592,377         4.25%         0.00%         6.29%
Fund for U.S. Government Securities II - 2006        39,305        16.25        638,819         3.81%         0.00%         4.14%
Fund for U.S. Government Securities II - 2005        42,308        15.61        660,313         3.88%         0.00%         2.03%
Fund for U.S. Government Securities II - 2004        45,153        15.30        690,712         4.32%         0.00%         3.64%

                                                At December 31             For the periods ended December 31
                                       ---------------------------------   ---------------------------------
                                                                           Investment
                                                   Unit                      Income     Expense     Total
                                        Units      Value     Net Assets       Ratio*    Ratio**   Return***
                                       -------   ---------   -----------   ----------   -------   ----------
FIDELITY
VIP Asset Manager: Growth - 2008        35,166   $   10.78   $   378,928        1.66%     0.00%      -35.81%
VIP Asset Manager: Growth - 2007        50,182       16.79       842,401        4.19%     0.00%       18.97%
VIP Asset Manager: Growth - 2006        57,230       14.11       807,552        2.02%     0.00%        6.99%
VIP Asset Manager: Growth - 2005        60,650       13.19       799,911        2.36%     0.00%        3.89%
VIP Asset Manager: Growth - 2004        63,711       12.70       808,819        2.20%     0.00%        5.97%

VIP Contrafund - 2008                  113,669       16.42     1,866,040        0.95%     0.00%      -42.51%
VIP Contrafund - 2007                  135,112       28.56     3,858,363        0.96%     0.00%       17.59%
VIP Contrafund - 2006                  146,010       24.28     3,545,805        1.29%     0.00%       11.72%
VIP Contrafund - 2005                  149,508       21.74     3,249,971        0.30%     0.00%       16.94%
VIP Contrafund - 2004                  160,785       18.59     2,988,893        0.34%     0.00%       15.46%

VIP Equity Income - 2008                89,626       11.53     1,033,652        2.41%     0.00%      -42.65%
VIP Equity Income - 2007               106,908       20.11     2,150,016        1.79%     0.00%        1.53%
VIP Equity Income - 2006               120,621       19.81     2,389,237        3.27%     0.00%       20.19%
VIP Equity Income - 2005               135,349       16.48     2,230,539        1.58%     0.00%        5.87%
VIP Equity Income - 2004               136,153       15.57     2,119,484        1.57%     0.00%       11.51%

VIP Index 500 - 2008                   627,560       11.60     7,282,204        2.19%     0.00%      -37.00%
VIP Index 500 - 2007                   689,157       18.42    12,693,072        3.66%     0.00%        5.44%
VIP Index 500 - 2006                   731,900       17.47    12,784,911        1.67%     0.00%       15.73%
VIP Index 500 - 2005                   769,374       15.09    11,612,949        1.75%     0.00%        4.82%
VIP Index 500 - 2004                   801,373       14.40    11,539,336        1.26%     0.00%       10.59%

VIP Mid Cap - 2008                      11,235       16.32       183,325        0.25%     0.00%      -39.61%
VIP Mid Cap - 2007                      13,142       27.02       355,095        0.50%     0.00%       15.34%
VIP Mid Cap - 2006                      13,588       23.43       318,307        0.19%     0.00%       12.40%
VIP Mid Cap - 2005                      14,626       20.84       304,817        0.00%     0.00%       18.02%
VIP Mid Cap - 2004                      13,191       17.66       232,956        0.00%     0.00%       24.63%

MFS
Core Equity Series - 2008              403,790       11.75     4,746,231        0.81%     0.00%      -39.15%
Core Equity Series - 2007              442,175       19.32     8,542,045        0.35%     0.00%       11.15%
Core Equity Series - 2006              481,072       17.38     8,361,284        0.43%     0.00%       13.80%
Core Equity Series - 2005              486,261       15.27     7,426,577        0.73%     0.00%        1.69%
Core Equity Series - 2004              459,596       15.02     6,903,006        0.36%     0.00%       12.42%

Emerging Growth Series - 2008           80,444       11.41       917,926        0.23%     0.00%      -37.42%
Emerging Growth Series - 2007           93,838       18.23     1,710,929        0.00%     0.00%       21.17%
Emerging Growth Series - 2006          104,698       15.05     1,575,388        0.00%     0.00%        7.89%
Emerging Growth Series - 2005          118,020       13.95     1,645,938        0.00%     0.00%        9.19%
Emerging Growth Series - 2004          121,440       12.77     1,551,085        0.00%     0.00%       12.93%

High Income Series - 2008               28,960       11.44       331,311        9.27%     0.00%      -28.49%
High Income Series - 2007               34,990       16.00       559,790        6.59%     0.00%        1.77%
High Income Series - 2006               39,330       15.72       618,276        7.49%     0.00%       10.37%
High Income Series - 2005               38,991       14.24       555,351        7.13%     0.00%        2.16%
High Income Series - 2004               45,941       13.94       640,522        4.64%     0.00%        9.18%

                                                At December 31             For the periods ended December 31
                                       ---------------------------------   ---------------------------------
                                                                           Investment
                                                   Unit                      Income     Expense     Total
                                        Units      Value     Net Assets       Ratio*    Ratio**   Return***
                                       -------   ---------   -----------   ----------   -------   ----------
MFS (CONT'D)
Research Series - 2008                  46,915   $   10.91   $   511,628        0.56%     0.00%      -36.09%
Research Series - 2007                  53,606       17.06       914,643        0.70%     0.00%       13.20%
Research Series - 2006                  63,957       15.07       963,988        0.49%     0.00%       10.48%
Research Series - 2005                  73,063       13.64       996,794        0.48%     0.00%        7.80%
Research Series - 2004                  73,146       12.66       925,725        1.04%     0.00%       15.90%

Strategic Income Series - 2008          20,011       15.02       300,588        7.64%     0.00%      -12.04%
Strategic Income Series - 2007          29,569       17.08       504,945        4.05%     0.00%        3.69%
Strategic Income Series - 2006          25,865       16.47       425,975        4.17%     0.00%        6.67%
Strategic Income Series - 2005          17,437       15.44       269,213        6.01%     0.00%        1.89%
Strategic Income Series - 2004          14,967       15.15       226,797        6.08%     0.00%        7.70%

PIONEER
Equity Income VCT - 2008                32,011       11.54       369,399        2.62%     0.00%      -30.48%
Equity Income VCT - 2007                40,849       16.60       678,056        2.55%     0.00%        0.54%
Equity Income VCT - 2006                49,120       16.51       810,949        2.33%     0.00%       22.12%
Equity Income VCT - 2005                42,579       13.52       575,617        2.15%     0.00%        5.52%
Equity Income VCT - 2004                35,187       12.81       450,805        2.10%     0.00%       16.05%

Fund VCT - 2008                         87,260        7.99       696,895        1.54%     0.00%      -34.36%
Fund VCT - 2007                        100,560       12.17     1,223,589        0.99%     0.00%        4.79%
Fund VCT - 2006                        110,413       11.61     1,282,119        1.11%     0.00%       16.35%
Fund VCT - 2005                        111,087        9.98     1,108,643        1.11%     0.00%        5.93%
Fund VCT - 2004                        112,681        9.42     1,061,546        0.94%     0.00%       10.96%

Independence VCT - 2008                  9,790        3.99        39,064        0.03%     0.00%      -49.02%
Independence VCT - 2007                 11,822        7.83        92,527        0.00%     0.00%        7.44%
Independence VCT - 2006                 11,963        7.28        87,148        0.00%     0.00%        9.02%
Independence VCT - 2005                 11,890        6.68        79,450        0.58%     0.00%        3.19%
Independence VCT - 2004                 12,311        6.48        79,725        0.00%     0.00%        6.33%

Mid Cap Value VCT - 2008               285,723       17.56     5,018,384        1.19%     0.00%      -33.58%
Mid Cap Value VCT - 2007               319,681       26.44     8,453,421        0.81%     0.00%        5.58%
Mid Cap Value VCT - 2006               346,723       25.05     8,683,793        0.98%     0.00%       12.59%
Mid Cap Value VCT - 2005               357,325       22.24     7,948,515        0.30%     0.00%        7.88%
Mid Cap Value VCT - 2004               360,701       20.62     7,437,282        0.36%     0.00%       22.15%

Real Estate Shares VCT - 2008           27,001       17.75       479,336        4.65%     0.00%      -38.19%
Real Estate Shares VCT - 2007           33,320       28.72       957,071        3.00%     0.00%      -18.89%
Real Estate Shares VCT - 2006           37,484       35.41     1,327,371        2.58%     0.00%       36.82%
Real Estate Shares VCT - 2005           42,686       25.88     1,104,756        3.31%     0.00%       15.14%
Real Estate Shares VCT - 2004           43,516       22.48       978,195        3.77%     0.00%       35.74%

Small Cap Value VCT - 2008               4,948       11.95        59,152        0.22%     0.00%      -38.11%
Small Cap Value VCT - 2007               5,983       19.32       115,567        0.52%     0.00%       -7.18%
Small Cap Value VCT - 2006               5,762       20.81       119,901        0.00%     0.00%       14.14%
Small Cap Value VCT - 2005               5,098       18.23        92,945        0.00%     0.00%       11.10%
Small Cap Value VCT - 2004               3,335       16.41        54,723        0.00%     0.00%       19.87%

                                                At December 31             For the periods ended December 31
                                       ---------------------------------   ---------------------------------
                                                                           Investment
                                                   Unit                      Income     Expense     Total
                                        Units      Value     Net Assets       Ratio*    Ratio**   Return***
                                       -------   ---------   -----------   ----------   -------   ----------
DWS SCUDDER
Global Opportunities - 2008             24,797   $   15.77   $   391,172        0.00%     0.00%      -50.16%
Global Opportunities - 2007             30,456       31.65       963,968        1.00%     0.00%        8.92%
Global Opportunities - 2006             32,275       29.06       937,903        0.92%     0.00%       21.88%
Global Opportunities - 2005             34,043       23.84       811,681        0.36%     0.00%       18.06%
Global Opportunities - 2004             32,599       20.20       658,350        0.00%     0.00%       23.14%

Growth and Income - 2008                29,534        8.20       242,101        1.69%     0.00%      -38.29%
Growth and Income - 2007                30,757       13.28       408,555        0.84%     0.00%        1.00%
Growth and Income - 2006                31,451       13.15       413,645        0.58%     0.00%       13.28%
Growth and Income - 2005                32,747       11.61       380,194        1.00%     0.00%        5.73%
Growth and Income - 2004                35,483       10.98       389,628        0.52%     0.00%        9.81%

International - 2008                    51,118        9.86       504,054        1.47%     0.00%      -48.21%
International - 2007                    55,207       19.04     1,051,171        2.51%     0.00%       14.59%
International - 2006                    61,723       16.62     1,025,629        1.81%     0.00%       25.91%
International - 2005                    67,881       13.20       895,831        1.58%     0.00%       16.17%
International - 2004                    67,009       11.36       761,261        1.27%     0.00%       16.52%

Small Cap Index VIP - 2008              28,415       10.36       294,376        1.68%     0.00%      -34.12%
Small Cap Index VIP - 2007              32,215       15.73       506,620        0.91%     0.00%       -1.90%
Small Cap Index VIP - 2006              37,402       16.03       599,567        0.66%     0.00%       17.49%
Small Cap Index VIP - 2005              39,941       13.64       544,957        0.63%     0.00%        4.26%
Small Cap Index VIP - 2004              44,758       13.09       585,722        0.42%     0.00%       17.79%

T. ROWE PRICE
Equity Income - 2008                   361,614       14.29     5,167,558        2.40%     0.00%      -36.11%
Equity Income - 2007                   399,505       22.37     8,935,530        1.73%     0.00%        3.26%
Equity Income - 2006                   424,693       21.66     9,198,648        1.56%     0.00%       18.97%
Equity Income - 2005                   436,783       18.21     7,952,126        1.58%     0.00%        3.92%
Equity Income - 2004                   423,829       17.52     7,425,097        1.60%     0.00%       14.95%

International Stock - 2008             507,082        8.90     4,513,691        2.10%     0.00%      -48.70%
International Stock - 2007             524,711       17.35     9,104,859        1.40%     0.00%       13.03%
International Stock - 2006             584,365       15.35     8,970,836        1.16%     0.00%       19.09%
International Stock - 2005             623,483       12.89     8,036,964        1.65%     0.00%       16.03%
International Stock - 2004             623,640       11.11     6,928,112        1.18%     0.00%       13.82%

Limited-Term Bond - 2008                65,870       16.63     1,095,288        4.19%     0.00%        1.55%
Limited-Term Bond - 2007                90,419       16.37     1,480,526        4.23%     0.00%        5.48%
Limited-Term Bond - 2006               101,951       15.52     1,582,654        3.95%     0.00%        4.08%
Limited-Term Bond - 2005               114,822       14.91     1,712,542        3.54%     0.00%        1.72%
Limited-Term Bond - 2004               115,312       14.66     1,690,707        3.27%     0.00%        1.12%

                                                At December 31             For the periods ended December 31
                                       ---------------------------------   ---------------------------------
                                                                           Investment
                                                   Unit                      Income     Expense     Total
                                        Units      Value     Net Assets       Ratio*    Ratio**   Return***
                                       -------   ---------   -----------   ----------   -------   ----------
T. ROWE PRICE (CONT'D)
New America Growth - 2008               51,131   $    9.63   $   492,359        0.00%     0.00%      -38.24%
New America Growth - 2007               58,488       15.59       911,949        0.00%     0.00%       13.78%
New America Growth - 2006               63,728       13.70       873,310        0.05%     0.00%        7.33%
New America Growth - 2005               71,213       12.77       909,235        0.00%     0.00%        4.47%
New America Growth - 2004               74,255       12.22       907,475        0.06%     0.00%       10.90%

Personal Strategy Balanced - 2008       27,394       15.59       427,064        2.47%     0.00%      -29.88%
Personal Strategy Balanced - 2007       36,623       22.23       814,233        2.02%     0.00%        7.61%
Personal Strategy Balanced - 2006       43,792       20.66       904,746        2.12%     0.00%       11.85%
Personal Strategy Balanced - 2005       42,429       18.47       783,708        1.84%     0.00%        6.43%
Personal Strategy Balanced - 2004       39,123       17.36       678,993        2.07%     0.00%       12.77%

VAN KAMPEN
UIF Emerging Markets Equity - 2008      89,269       14.74     1,315,804        0.00%     0.00%      -56.62%
UIF Emerging Markets Equity - 2007      96,029       33.98     3,263,118        0.47%     0.00%       40.45%
UIF Emerging Markets Equity - 2006     117,233       24.19     2,836,361        0.74%     0.00%       37.14%
UIF Emerging Markets Equity - 2005     134,291       17.64     2,369,108        0.40%     0.00%       33.85%
UIF Emerging Markets Equity - 2004     146,208       13.18     1,927,000        0.66%     0.00%       23.06%

UIF Core Plus Fixed Income - 2008      394,985       15.11     5,970,020        4.83%     0.00%      -10.20%
UIF Core Plus Fixed Income - 2007      500,189       16.83     8,419,293        3.67%     0.00%        5.45%
UIF Core Plus Fixed Income - 2006      512,012       15.96     8,172,635        4.03%     0.00%        3.73%
UIF Core Plus Fixed Income - 2005      485,714       15.39     7,474,018        3.59%     0.00%        4.21%
UIF Core Plus Fixed Income - 2004      449,989       14.77     6,644,310        3.82%     0.00%        4.35%

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the subaccount invests.

** These ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded. There were no expenses that resulted in a direct reduction to unit values.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period or liquidation date. Prior to June 1, 2004, realized gains and losses on the sales of investments were computed on the basis of the identified cost of the investment sold. Subsequent to June 1, 2004, realized gains and losses on sales of investments are determined based on the average cost of investments sold.

                                     PART C

                                OTHER INFORMATION

Item 27.   Exhibits


(a)  Board of Directors Resolutions.

     Resolution of the Board of Directors of United of Omaha establishing United of Omaha Variable Account B. (1)

(b)  Custodian Agreements. Not Applicable.


(c)  Underwriting Contracts.

     1) Principal Underwriter Agreement by and between United of Omaha Life Insurance Company, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services, Inc. (1)

     2) Form of Broker/Dealer Supervision and Sales Agreement by and between Mutual of Omaha Investor Services, Inc. and the Broker/Dealer. (2)

     3)   Commission Schedule for Policies. (4)

(d)  Contracts.

     1) Form of Policy for the ULTRA VARIABLE LIFE flexible premium variable universal life insurance policy. (3)

     2)   Form of Riders to the Policy. (3)

     3)   Optional Paid-Up Life Insurance Rider. (7)

     4)   Systematic Transfer Enrollment Program Endorsement to the Policy. (5)


(e)  Applications.

     Form of Application for the ULTRA VARIABLE LIFE flexible premium variable universal life insurance policy. (4)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     1)   Articles of Incorporation of United of Omaha Life Insurance Company.
          (2)

     2)   By-Laws of United of Omaha Life Insurance Company. (9)

(g) Reinsurance Contracts. Coinsurance Agreement between United of Omaha Life Insurance Company and Security Benefit Life Insurance Company. (12)


(h)  Participation Agreements.

     1.   a)   Participation Agreement among The Alger American Fund, Fred Alger
               Management, Inc. and United of Omaha Life Insurance Company. (2)

          b) Amendment No. 1 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (9)

          c) Amendment No. 2 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (9)

          d) Amendment No. 3 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (11)

          e) Rule 22c-2 Agreement between Fred Alger & Company, Incorporated and United of Omaha Life Insurance Company. (1(3))

     2.   a)   Fund Participation Agreement among United of Omaha Life Insurance
               Company, Insurance Management Series, and Federated Securities
               Corp. (2)

          b) Amendment No. 1 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (9)

          c) Amendment No. 2 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (9)

          d) Amendment No. 3 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (11)

          e) Amendment No. 4 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (11)

          f) Shareholder Information Agreement between Federated Securities Corp. and United of Omaha Life Insurance Company. (13)

     3.   a)   Participation Agreement among Variable Insurance Products Fund
               II, Fidelity Distributors Corporation and United of Omaha Life
               Insurance Company. (2)

          b) Amendment No. 2 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

          c) Amendment No. 3 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

          d) Amendment No. 4 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

          e) Amendment No. 5 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (10)

          f) Sixth Amendment to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (11)

          g) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

          h) Amendment No. 1 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

          i) Amendment No. 2 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

          j) Amendment No. 3 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (10)

          k) Fourth Amendment to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (11)

          l) Rule 22c-2 Shareholder Information Agreement Related to Variable Insurance Products between Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (13)

     4.   a)   Amended and Restated Participation Agreement among MFS Variable
               Insurance Trust, United of Omaha Life Insurance Company and
               Massachusetts Financial Services Company. (10)

          b) Amendment No. 1 to the Amended and Restated Participation Agreement among MFS Variable Insurance Trust, United of Omaha Life Insurance Company and Massachusetts Financial Services Company. (11)

          c) Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and United of Omaha Life Insurance Company.
               (13)

     5.   a)   Participation Agreement among Pioneer Variable Contracts Trust,
               Pioneer Funds Distributor, Inc. and United of Omaha Life
               Insurance Company. (9)

          b) Amendment No. 1 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (9)

          c) Amendment No. 2 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (9)

          d) Amendment No. 3 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (11)

          e) Amendment No. 4 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (11)

     6.   a)   Participation Agreement by and between Scudder Variable Life
               Insurance Fund and United of Omaha Life Insurance Company. (2)

          b) Amendment No. 1 to the Participation Agreement among United of Omaha Life Insurance Company, Companion Life Insurance Company and Scudder Variable Life Investment Fund. (9)

          c) Amendment No. 2 to the Participation Agreement among United of Omaha Life Insurance Company, Companion Life Insurance Company and Scudder Variable Life Investment Fund (now known as Scudder Variable Series I). (11)

          d) Rule 22c-2 Letter Agreement between DWS Scudder Distributors, Inc. and United of Omaha Life Insurance Company. (13)

     7.   a)   Participation Agreement among United of Omaha Life Insurance
               Company, Companion Life Insurance Company, DWS Variable Series
               II, DWS Scudder Distributors, Inc. and Deutsche Investment
               Management Americas Inc. (13)

     8.   a)   Participation Agreement among T. Rowe Price International Series,
               T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series,
               T. Rowe Price Investment Services, Inc. and United of Omaha Life
               Insurance Company. (13)

          b) Amended Schedule A effective May 31, 1995 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (9)

          c) Amended Schedule A effective May 1, 1997 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (9)

          d) Amended Schedule A effective August 6, 1999 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (9)

          e) Amended Schedule A effective November 22, 2002 to the Participation Agreement among T. Rowe Price International Series,
               T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series,
               T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (11)

          f) Amendment No. 1 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (11)

          g) T. Rowe Price Funds Rule 22c-2 Shareholder Information Agreement among T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and United of Omaha Life Insurance Company. (13)

     9.   a)   Participation Agreement among Morgan, Stanley Universal Funds,
               Inc., Morgan Stanley Asset Management, Inc., Miller Anderson &
               Sherrerd LLP, and United of Omaha Life. (6)

          b) Amendment No. 1 to the Participation Agreement among United of Omaha Life Insurance Company, The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), and Morgan Stanley Investment Management, Inc. (formerly Morgan Stanley Asset Management Inc.). (11)

          c) Amendment No. 2 to the Participation Agreement among United of Omaha Life Insurance Company, The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), and Morgan Stanley Investment Management, Inc. (formerly Morgan Stanley Asset Management Inc.). (11)

          d) The Universal Institutional Funds, Inc. Shareholder Information Agreement between Morgan Stanley Distribution, Inc. and United of Omaha Life Insurance Company. (13)

     10.  a)   Participation Agreement among BT Insurance Funds Trust, Bankers
               Trust Company and United of Omaha Life Insurance Company. (8)

          b) Amendment No. 1 to the Fund Participation Agreement among Deutsche Asset Management VIT Funds, formerly BT Insurance Funds Trust, Bankers Trust Company and United of Omaha Life Insurance Company. (10)

(i) Administrative Contracts. Administrative Services Agreement between United of Omaha Life Insurance Company and Security Benefit Life Insurance Company. (12)

(j)  Other Material Contracts. Not Applicable.


(k)  Legal Opinion.

     1)   Opinion and Consent of Michael E. Huss

(l)  Actuarial Opinion. Not applicable.


(m)  Calculations. Not applicable.


(n)  Other Opinions.

     1)   Consent of Independent Auditors.

     2)   Consent of Independent Registered Public Accounting Firm.

(o)  Omitted Financial Statements. Not Applicable.


(p)  Initial Capital Agreements. Not Applicable.


(q) Redeemability Exemption. Issuance, transfer and redemption procedures memorandum. (4)


(r)  Powers of Attorney.


(1) Incorporated herein by reference to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed on December 27, 1996 (File No. 333-18881).

(2) Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 24, 1997 (File No. 333-89848).

(3) Incorporated herein by reference to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed on September 15, 1997 (File No. 333-35587).

(4) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement for United of Omaha Separate Account B filed on February 5, 1998 (File No. 333-35587).

(5) Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed with the Securities and Exchange Commission on April 16, 1998 (File No. 333-18881).

(6) Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed with the Securities and Exchange Commission on April 16, 1998 (File No. 333-89848).

(7) Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed on April 26, 1999 (File No. 33-35587).

(8) Incorporated herein by reference to the Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed with the Securities and Exchange Commission on April 26, 2000 (File No. 333-89848).

(9) Incorporated herein by reference to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on January 22, 2001 (File No. 333-54112).

(10) Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 29, 2002 (File No. 333-54112).

(11) Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on February 27, 2004 (File No. 333-54112).


(12) Incorporated herein by reference to the Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 29, 2005 (File No. 033-89848).

(13) Incorporated herein by reference to the Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 27, 2007 (File No. 033-89848).

Item 28.   Directors and Officers of the Depositor

NAME AND PRINCIPAL BUSINESS ADDRESS*                     POSITION AND OFFICES WITH DEPOSITOR
------------------------------------                     -----------------------------------
Robert L. Clarke....................................     Director
W. Gary Gates.......................................     Director
Jeffrey M. Heller...................................     Director
Derek R. McClain....................................     Director
James G. McFarlane..................................     Director
Richard W. Mies.....................................     Director
Daniel P. Neary.....................................     Chairman of the Board, CEO and Director
Anthony J. Principi.................................     Director
Richard C. Anderl ..................................     Executive Vice President and General Counsel
David A. Diamond....................................     Executive Vice President, Chief Financial Officer and Treasurer
Robert T. Handren...................................     Executive Vice President (Information Services)

NAME AND PRINCIPAL BUSINESS ADDRESS*                     POSITION AND OFFICES WITH DEPOSITOR
------------------------------------                     -----------------------------------
Michael E. Huss.....................................     Senior Vice President, Deputy General Counsel and Corporate Secretary
Daniel P. Martin....................................     Executive Vice President (Group Benefit Services)
Madeline R. Rucker..................................     Executive Vice President (Customer Service)
Stacy A. Scholtz....................................     Executive Vice President (Corporate Services)
Michael C. Weekly...................................     Executive Vice President (Individual Financial Services)
Richard A. Witt ....................................     Executive Vice President and Chief Investment Officer

------------------------------------------------------------------------------------------------------------------------------

* The principal business address for each officer and director is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant

           All subsidiaries are wholly owned and controlled.

----------------------------------------------------------- ----------------- --------------------------------------
                                                                                        PERCENT OF VOTING
                           NAME                               JURISDICTION              SECURITIES OWNED
                           ----                               ------------              ----------------
----------------------------------------------------------- ----------------- --------------------------------------
Mutual of Omaha Insurance Company                               Nebraska      Self Owned and Controlled
----------------------------------------------------------- ----------------- --------------------------------------
Continuum Worldwide Corporation                                 Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
East Campus Realty, LLC                                         Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
KFS Corporation                                                 Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
KFS IA, Inc.                                                    Nebraska      100% Subsidiary of KFS Corporation
----------------------------------------------------------- ----------------- --------------------------------------
KFS BD, Inc.                                                    Nebraska      100% Subsidiary of KFS Corporation
----------------------------------------------------------- ----------------- --------------------------------------
Mutual of Omaha Holdings, Inc.                                  Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
Holdings Rowco, Inc.                                            Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Holdings, Inc.
----------------------------------------------------------- ----------------- --------------------------------------
Mutual of Omaha Investor Services, Inc.                         Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Holdings, Inc.
----------------------------------------------------------- ----------------- --------------------------------------
Mutual of Omaha Marketing Corporation                           Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Holdings, Inc
----------------------------------------------------------- ----------------- --------------------------------------
Omaha Insurance Company                                         Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Holdings, Inc.
----------------------------------------------------------- ----------------- --------------------------------------
Retirement Marketing Solutions, Inc.                            Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Holdings, Inc.
----------------------------------------------------------- ----------------- --------------------------------------
Omaha Financial Holdings, Inc.                                  Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
Mutual of Omaha LoanPro, L.L.C.                                 Nebraska      100% Subsidiary of Omaha Financial
                                                                              Holdings, Inc.
----------------------------------------------------------- ----------------- --------------------------------------
Mutual of Omaha Bank                                        Federal Savings   100% Subsidiary of Omaha Financial
                                                                  Bank        Holdings, Inc.
----------------------------------------------------------- ----------------- --------------------------------------
CondoCerts.com, Inc.                                            Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Bank
----------------------------------------------------------- ----------------- --------------------------------------
The Omaha Indemnity Company                                    Wisconsin      100% Subsidiary of Mutual of

----------------------------------------------------------- ----------------- --------------------------------------

----------------------------------------------------------- ----------------- --------------------------------------
                                                                                        PERCENT OF VOTING
                           NAME                               JURISDICTION              SECURITIES OWNED
                           ----                               ------------              ----------------
----------------------------------------------------------- ----------------- --------------------------------------
                                                                              Omaha Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
United of Omaha Life Insurance Company                          Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
Companion Life Insurance Company                                New York      100% Subsidiary of United of Omaha
                                                                              Life Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
Fulcrum Growth Partners, L.L.C.                                 Delaware      100% Subsidiary of United of Omaha
                                                                              Life Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
Fulcrum Growth Partners III, L.L.C.                             Delaware      100% Subsidiary of United of Omaha
                                                                              Life Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
Omaha Life Insurance Company                                    Nebraska      100% Subsidiary of United of Omaha
                                                                              Life Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
UM Holdings, LLC                                                Nebraska      100% Subsidiary of United of Omaha
                                                                              Life Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
United World Life Insurance Company                             Nebraska      100% Subsidiary of United of Omaha
                                                                              Life Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------

Item 30.   Indemnification

                           The Nebraska Business Corporation Act provides for
                      permissive indemnification of officers and directors in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Nebraska Business Corporation Act also specifies procedures for determining when indemnification payments can be made.

                           With respect to indemnification, Article XI of
                      United's Articles of Incorporation provides as follows:

                           An outside director of the Company shall not be
                      personally liable to the Company or its Stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for: (i) any act or omission not in good faith which involves intentional misconduct or a knowing violation of the law; (ii) any transaction from which the outside director derived an improper direct or indirect financial benefit; (iii) paying or approving a dividend which is in violation of Nebraska law; (iv) any act or omission which violates a declaratory or injunctive order obtained by the Company or its Stockholders; and (v) any act or omission occurring prior to the effective date of the amendments to the Articles of Incorporation of the Company incorporating this ARTICLE XI.

                           For purposes of this ARTICLE XI, an outside director
                      shall mean a member of the Board of Directors who is not an officer or a person who may control the conduct of the Company through management agreements, voting trusts, directorships in related corporations, or any other device or relationship.

                           If the Nebraska Business Corporation Act is amended
                      after approval by the Stockholders of this ARTICLE XI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Nebraska Business Corporation Act as so amended.

                           Any repeal or modification of the foregoing ARTICLE
                      XI by the Stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

                           With respect to indemnification, Article XII of
                      United's Articles of Incorporation provides as follows:

                           To the fullest extent permitted by law, the
                      Corporation shall indemnify any person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, by reason of the fact that such person is or was a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another domestic or foreign corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity, against expenses including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding; PROVIDED HOWEVER, that this indemnity shall not protect a director against liability for (i) receipt of a financial benefit to which he or she is not entitled, (ii) an intentional infliction of harm on the corporation or its members, (iii) a violation of section 21-2096 of the Nebraska Business Corporation Act, or (iv) an intentional violation of criminal law; and PROVIDED FURTHER HOWEVER, that this indemnity shall not protect a director against liability in connection with a proceeding by or in the right of the Corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that such person has met the relevant standard of conduct in section 21-20,103 of the Nebraska Business Corporation Act.


                           To the fullest extent permitted by law, before final
                      disposition of an action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, the Corporation shall advance funds to pay for or reimburse the reasonable expenses incurred by a director of the Corporation, who is a party to such action, suit or proceeding because he or she is a director of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, employee benefit plan or other entity if he or she delivers to the Corporation: (a) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct or that the proceeding involves conduct for which liability has been eliminated under a provision of these Articles of Incorporation as authorized by the Nebraska Business Corporation Act; and
                      (b) his or her written undertaking to repay any funds advanced if he or she is not entitled to mandatory indemnification under section 21-20,104 of the Nebraska Business Corporation Act and it is ultimately determined under section 21-20,106 or section 20,107 of the Nebraska Business Corporation Act that he or she has not met the relevant standard of conduct described in section 21-20,103 of the Nebraska Business Corporation Act. This undertaking shall be an unlimited general obligation of the director and shall not be required to be secured. It may be accepted without reference to the financial ability of the director to make repayment.


                           Insofar as indemnification for liability arising
                      under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter Mutual of Omaha Investor Services, Inc., Mutual of Omaha Plaza, Omaha, NE 68132

(a) Other Activity. In addition to United of Omaha Separate Account B, Mutual of Omaha Investor Services, Inc. is the principal underwriter for policies offered by United of Omaha Life Insurance Company through United of Omaha Separate Account C and offered by Companion Life Insurance Company through Companion Life Separate Account C and Companion Life Separate Account B.

(b) Management. The directors and principal officers of Mutual of Omaha Investor Services, Inc. are as follows:

                 NAME AND PRINCIPAL                       POSITIONS AND OFFICES
                 BUSINESS ADDRESS*                        WITH MUTUAL OF OMAHA INVESTOR SERVICES, INC.
                 -----------------                        --------------------------------------------
                 Richard A. Witt                          Director
                 Amy J. Owens                             President, Assistant Secretary and Assistant
                                                          Treasurer
                 Michael E. Huss                          Vice President and Secretary
                 Michael A. Larkin                        Vice President and Chief Securities Compliance
                                                          Officer
                 Mark L. Prauner                          Treasurer

     *    Principal business address is Mutual of Omaha Plaza, Omaha, Nebraska
          68175.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

               (1)                      (2)                  (3)                (4)                (5)
             NAME OF              NET UNDERWRITING
            PRINCIPAL              DISCOUNTS AND         COMPENSATION         BROKERAGE           OTHER
           UNDERWRITER              COMMISSIONS          ON REDEMPTION       COMMISSIONS       COMPENSATION
           -----------              -----------          -------------       -----------       ------------
         Mutual of Omaha                 0                  None               206,545             N/A
      Investor Services, Inc.


Item 32.   Location of Accounts and Records

           The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by United of Omaha at Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 33.   Management Services

           All management contracts are discussed in Part A or Part B.

Item 34.   Fee Representation

           United of Omaha Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by United of Omaha Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, United of Omaha Life Insurance Company and United of Omaha Separate Account B certify that this Amendment meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and that they have duly caused this Post-Effective Amendment Number 17 to the Registration Statement on Form N-6 to be signed on their behalf by the undersigned, duly authorized, in the City of Omaha and State of Nebraska, on the 27th day of April 2009.

                                          UNITED OF OMAHA SEPARATE ACCOUNT B
                                          (REGISTRANT)


                                          UNITED OF OMAHA LIFE INSURANCE COMPANY
                                          (DEPOSITOR)

                                          By  /s/ Michael E. Huss
                                              ----------------------------------
                                              MICHAEL E. HUSS
                                              Senior Vice President, Deputy
                                              General Counsel and Corporate
                                              Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

                 SIGNATURES                                            TITLE                               DATE
                 ----------                                            -----                               ----
/s/ *                                                 Chairman and Chief Executive Officer               4/27/09
                                                      (Principal Executive Officer)
---------------------------------------------
              DANIEL P. NEARY

/s/ *                                                 Chief Financial Officer and Treasurer              4/27/09
                                                      (principal financial and accounting officer)
---------------------------------------------
              DAVID A. DIAMOND

/s/ *                                                 Director                                           4/27/09
---------------------------------------------
              ROBERT L. CLARKE

/s/ *                                                 Director                                           4/27/09
---------------------------------------------
               W. GARY GATES

/s/ *                                                 Director                                           4/27/09
---------------------------------------------
             JEFFREY M. HELLER

/s/ *                                                 Director                                           4/27/09
---------------------------------------------
              DEREK R. MCCLAIN

/s/ *                                                 Director                                           4/27/09
---------------------------------------------
             JAMES G. MCFARLANE

/s/ *                                                 Director                                           4/27/09
---------------------------------------------
              RICHARD W. MIES

/s/ *                                                 Director                                           4/27/09
---------------------------------------------
              DANIEL P. NEARY

/s/ *                                                 Director                                           4/27/09
---------------------------------------------
            ANTHONY J. PRINCIPI

By:     /s/ Michael E. Huss                                                                              4/27/09
        -------------------------------------
        Attorney-in-Fact

Pursuant to Power of Attorney

* Signed by Michael E. Huss under Powers of Attorney effective indefinitely as of March 6, 2009 filed herewith as exhibits into this Post-Effective
     Amendment No. 17 to the Registration Statement.

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT #             DESCRIPTION OF EXHIBIT
27(k)                 Opinion and Consent of Counsel.
27(n)(1)              Consent of Independent Auditors.
27(n)(2)              Consent of Independent Registered Public Accounting Firm.
27(r)                 Powers of Attorney.